UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22110

AdvisorShares Trust

(Exact name of registrant as specified in charter)

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip code)

Dan Ahrens

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

(Name and address of agent for service)

Registrant's telephone number, including area code:  1-877-843-3831

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ADVISORSHARES TRUST

2 Bethesda Metro Center
Suite 1330
Bethesda, Maryland 20814
www.advisorshares.com
877.THE.ETF1

Annual Report

June 30, 2014

ADVISORSHARES TRUST
Letter from the CEO of AdvisorShares Investments, LLC

June 30, 2014

Thank you for being a shareholder of AdvisorShares ETFs. Our continued goal is to offer investors access to what we believe are talented portfolio managers who manage compelling investment strategies wrapped in an innovative format that provides transparency, intra-day liquidity, and an efficient operating structure. We are pleased to offer you our 2014 annual report.

As you can see from exhibit 1 below, we had a very successful year, more than doubling our assets with almost $2 Billion under management as of June 30, 2014. This is a testament to the faith you, our shareholders have placed in us, plus the growing acceptance of the benefits active ETFs offer investors, along with the largely positive alpha-producing results our portfolio managers were able to achieve, and the hard work of each and every AdvisorShares employee.

Exhibit 1
As of June 30, 2014 I Source: AdvisorShares

AdvisorShares also offers investors the largest number of actively managed ETFs in the market, with 24 ETFs trading today on both the NYSE Arca and NASDAQ exchanges (see exhibit 2). We continue to see investors utilize the potential benefits that active ETFs provide as a part of their overall asset allocation. We actively seek out investment managers who offer interesting active strategies so that we can provide you with a wide variety of ETFs to choose from, to help you meet and exceed your investment goals.

ADVISORSHARES TRUST
Letter from the CEO of AdvisorShares Investments, LLC (Continued)

June 30, 2014

Exhibit 2 As of June 30, 2014 I Source: AdvisorShares

During this past year, we launched the following innovative actively managed ETFs:

•	HOLD — AdvisorShares Sage Core Reserves ETF (Core Ultra Low Duration Income Strategy)
•	GYEN, GGBP, GEUR & GLDE ETFs — (Alternative Currency Hedged Commodity Strategies)
º	GYEN — AdvisorShares Gartman Gold/Yen ETF
º	GGBP — AdvisorShares Gartman Gold/British Pound ETF
º	GEUR — AdvisorShares Gartman Gold/Euro ETF
º	GLDE — AdvisorShares International Gold ETF
•	HDGI — AdvisorShares Athena International Bear ETF (Alternative Short International Equity Strategy)
•	YPRO — AdvisorShares YieldPro ETF (Core Alternative Income Strategy)

We look forward to continuing to offer you new innovative managers and strategies in the market place in the coming year, and will maintain our transparency to you through our regular communications, so you will know what our managers are doing and why with the assets you have entrusted to them. We appreciate the continued trust and confidence that you, our shareholders, have given to us.

Best Regards,

Noah Hamman
CEO, AdvisorShares Investments

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. ADRs are subject to the risk of change in political or economic conditions and exchange rates in foreign countries. Certain funds may participate in leveraged transactions to include selling securities short which creates the risk of magnified capital losses. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions, and may lower the Fund’s return or

ADVISORSHARES TRUST
Letter from the CEO of AdvisorShares Investments, LLC (Continued)

June 30, 2014

result in a loss. There is no guarantee that the individual Funds’ will achieve the stated investment objectives. The risks associated with each Fund include the risks associated with the underlying ETFs, which can result in higher volatility, and are detailed in each Fund’s prospectus and on each Fund’s webpage.

The views in this report were those of the Fund’s CEO as of June 30, 2014 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

ADVISORSHARES TRUST
AdvisorShares Accuvest Global Long Short ETF (AGLS)

The one year ending June 30, 2014 was characterized by generally positive performance for world equities. The AdvisorShares Accuvest Global Long Short ETF (NYSE Arca: AGLS) was down 5.73% on a Market Price basis and down 5.08% on an NAV basis while the MSCI World Index was up 24.05%. The three largest country allocations in the ACWI index, the United States at 49%, the United Kingdom at 8%, and Japan at 7%, returned 25%, 26.8%, and 10.1%, during the last year respectively. The average country return in the ACWI index was 21.5% during the reporting period, while the average country return for AGLS’ investible universe was 19.3%. The top performing countries for the year include Spain, Greece, Italy, South Africa, Norway, and India. While countries that struggled over the last 12 month include Thailand, Chile, Mexico, Indonesia, Turkey, Russia, and Malaysia.

Performance for the AdvisorShares Accuvest Global Long Short ETF (NYSE Arca: AGLS) was below that of the ACWI benchmark. Underperformance was primarily driven by a tendency for strong performance in countries with high risk profiles, countries with relatively weak growth fundamentals, and countries with above average valuations. A portfolio of countries with great fundamentals, low risk, and attractive valuations underperformed the market dramatically. Specifically, periodic long allocations to Russia, China, and Malaysia and short allocations to Italy, Spain and South Africa negatively impacted ACCU performance over the last 12 months. Conversely, periodic long allocations to Germany and the Netherlands, as well as, short allocations to Austria, Brazil, Mexico, and Chile positively benefited performance. The Fund had a significant underweight to the US (despite consistently high rankings) because the Fund’s maximum portfolio weight to any single country is 25%, while the ACWI benchmark carries a 49% weight to the US. AGLS will always be structurally underweight the US equities and structurally overweight international equities.

A long position is the purchase of an investment with the expectation that it will rise in value.

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 9, 2010* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 7/9/2010
AdvisorShares Accuvest Global Long Short ETF NAV	-0.24%	-0.53%	-6.71%	-5.08%	0.27%	-4.25%
AdvisorShares Accuvest Global Long Short ETF Market Price**	-0.29%	-0.48%	-6.67%	-5.73%	0.27%	-4.25%
MSCI World Index (Net)	1.79%	4.86%	6.18%	24.05%	11.81%	15.11%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 4.57% and the net expense ratio is 4.28%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Accuvest Global Opportunities ETF (ACCU)

The one year ending June 30, 2014 was characterized by generally positive performance for world equities. The AdvisorShares Accuvest Global Opportunities ETF (NYSE Arca: ACCU) was up 4.83% on a Market Price Basis and 4.89% on an NAV basis while the MSCI All Country World Index (ACWI) was up 22.95%. The three largest country allocations in the ACWI Index, the United States at 49%, the United Kingdom at 8%, and Japan at 7%, returned 25.0%, 26.8%, and 10.1%, during the last year respectively. The average country return in the ACWI index was 21.5% during the reporting period, while the average country return for ACCU’s investible universe was 19.3%. The top performing countries for the year include Spain, Greece, Italy, South Africa, Norway, and India. While countries that struggled over the last 12 month include Thailand, Chile, Mexico, Indonesia, Turkey, Russia, and Malaysia.

Performance for the AdvisorShares Accuvest Global Opportunities ETF (NYSE Arca: ACCU) was below that of the ACWI benchmark. Underperformance was primarily driven by a tendency for strong performance in countries with high risk profiles, countries with relatively weak growth fundamentals, and countries with above average valuations. A portfolio of countries with great fundamentals, low risk, and attractive valuations underperformed the market dramatically. Specifically, periodic overweight allocations to Russia, China, and Malaysia and underweight allocations to the United States, Italy, Spain and South Africa negatively impacted ACCU performance over the last 12 months. Conversely, periodic overweight allocations to Germany and the Netherlands, as well as, underweight allocations to Austria, Brazil, Mexico, and Chile positively benefited performance. The Fund had a significant underweight to the US (despite consistently high rankings) because the Fund’s maximum portfolio weight to any single country is 25%, while the ACWI benchmark carries a 49% weight to the US.ACCU will always be structurally underweight the US equities and structurally overweight international equities.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 25, 2012* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	Since Inception 1/25/2012
AdvisorShares Accuvest Global Opportunities ETF NAV	0.04%	2.65%	-3.68%	4.89%	4.78%
AdvisorShares Accuvest Global Opportunities ETF Market Price**	0.00%	2.46%	-3.23%	4.83%	4.75%
MSCI All Country World Index (Net)	1.88%	5.04%	6.18%	22.95%	15.94%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.10% and the net expense ratio is 1.81%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index ex USA is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Athena International Bear ETF (HDGI)

Since its July 18, 2013 inception, the AdvisorShares Athena International Bear ETF (NYSE Arca: HDGI) has declined -18.48% on a Market Price basis and -18.40% on an NAV basis in the period ending June 30, 2014, compared with a gain of the MSCI ACWI of 16.07%. As a short-only investment vehicle HDGI seeks to outperform peers and relevant benchmarks on a relative basis during bull markets. During down markets and/or highly volatile market conditions characterized by fear and uncertainty, HDGI seeks to generate positive results and outperform peers and relevant benchmarks on both a relative and absolute basis.

Since its inception, HDGI has experienced strong bull markets around the world. Central banks have remained accommodative, creating fertile ground for continued growth in equity values. The political environment has not been so favorable, with an arc of instability growing across Eurasia and the Middle East. Some commentators are comparing this time period to that of 1970’s which wars and an oil embargo emerge in this part of the world. But in spite of this increased turmoil, international equity markets have continued to march upwards.

The latter half of 2013 was characterized by a strong small company effect while the first part of 2014 witnessed a large company effect. Market capitalization portfolio weighting works best with a small firm effect, so since we are now witnessing just opposite, HDGI has moved to equal weighting.

Shorting costs for the stocks meeting our screens have increased in recent months. In fact, increased shorting costs for stocks currently held is now the primary reason for a buy to cover decision. In spite of this, we have been able to keep cost below 3% for each individual stock, with over 75% shorted at the lowest general borrowing cost of 50 basis points (0.50%).

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

A Bull Market is a financial market of a group of securities in which prices are rising or are expected to rise. The term “bull market” is most often used to refer to the stock market, but can be applied to anything that is traded, such as bonds, currencies and commodities.

Shorting cost is the expense paid the short seller to maintain a short position.

A Buy To Cover is a buy order made on a stock or other listed security that closes out an existing short position.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 18, 2013* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	Since Inception 7/18/2013
AdvisorShares Athena International Bear ETF NAV	-2.25%	-7.48%	-9.61%	-18.40%
AdvisorShares Athena International Bear ETF Market Price**	-2.53%	-7.62%	-9.50%	-18.48%
MSCI All Country World Index ex USA	1.68%	5.03%	5.56%	16.07%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.11% and the net expense ratio is 2.00%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index ex USA is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Cambria Global Tactical ETF (GTAA)

The AdvisorShares Cambria Global Tactical ETF (NYSE Arca: GTAA) returned a 9.96% on a Market Price basis and 10.13% on an NAV basis from July 1, 2013 through June 30, 2014 as compared to 24.61% for the S&P 500.

Although GTAA underperformed the S&P 500 its return in the first half of calendar year 2014 was far better than the result from the second half of calendar year 2013. Of 2013 large cap domestic indexes were the best performers by a wide margin and so a multi asset fund is unlikely to keep up in that environment.

Turning the page to 2014 and performance dispersion among the various asset classes has narrowed creating a more favorable environment for the fund. Years like 2013 are more the exception than the rule and we look forward to a more favorable environment for GTAA going forward and believe that GTAA can provide its benefit in declining markets by assuming a defensive posture and utilizing cash as an alternative to its holdings.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 26, 2010* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 10/26/2010
AdvisorShares Cambria Global Tactical ETF NAV	1.16%	2.83%	5.22%	10.13%	1.39%	2.26%
AdvisorShares Cambria Global Tactical ETF Market Price**	1.00%	2.95%	5.19%	9.96%	1.33%	2.22%
S&P 500 Index	2.07%	5.23%	7.14%	24.61%	16.58%	17.13%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.59%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares EquityPro ETF (EPRO)

The AdvisorShares EquityPro ETF (NYSE Arca: EPRO) returned 8.17% on a Market Price basis, and 7.28% on an NAV basis since the portfolio manager change on December 1, 2013 through June 30, 2014 compared to 8.51% for the S&P 500 Index. EPRO’s non-U.S. equity exposure served as the largest detractor in against the benchmark as U.S. markets outperformed. Given EPRO’s global posture, a comparison to the MSCI World Index, which returned 8.42% December 1, 2013 through June 30, 2014, provides additional perspective. The fund’s sector selection was the greatest contributor to relative portfolio performance against the MSCI World Index, as the fund’s overweight to Utilities and Healthcare, as well as its underweight to Financials strongly contributed to performance. On the flip side, the fund’s overweight to Telecommunication Services and Materials detracted from relative performance.

Since the portfolio manager change on December 1, 2013, we have witnessed an environment which was beneficial to stocks and bonds alike. The S&P 500 Index hit historically low levels of volatility as of 06/30/14, exhibiting an annual standard deviation of daily returns of approximately 10%, which compares to a historical average of over 16%. The last time equity markets exhibited this type of calm was the 2006/2007 period leading into the last financial crisis. The signs of complacency that usually serve as a precursor to market corrections (narrow credit spreads, low equity volatility, excessive risk taking, higher leverage, irresponsible lending) are sounding alarm bells.

Although we recognize the risks that exist in securities markets today, EPRO remains 98% invested in global equities through our strategic allocation which is, by default, defensively positioned among sectors. No sectors are tactically underweight to the strategic allocation currently. Given the structured nature of our investment process, we observe that the S&P 500 Index continues to trade above its 200-day moving average by approximately 7%, and no part of the U.S. Treasury yield curve is inverted, so we remain fully exposed to equities going into the second half of 2014. Nonetheless, our process is structured with the flexibility to reduce risk in severe down markets if one of the two aforementioned criteria is triggered.

The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Standard Deviation is a measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.

Credit Spread is the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

The 200-day moving average is an indicator used by traders to determine a stock’s closing average over a period of 200 consecutive days. Most traders use this technical indicator to determine trends in the market.

A Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2012* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	Since Inception 7/10/2012
AdvisorShares EquityPro ETF NAV	1.78%	5.04%	6.40%	19.71%	14.53%
AdvisorShares EquityPro ETF Market Price**	1.65%	5.04%	7.55%	19.76%	14.53%
S&P 500 Index	2.07%	5.23%	7.14%	24.61%	23.85%
MSCI World Index (Net)	1.79%	4.86%	6.18%	24.05%	22.44%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 6.98% and the net expense ratio is 1.48%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Gartman Gold/British Pound ETF (GGBP)

Inception for the AdvisorShares Gartman Gold/British Pound ETF (NYSE Arca: GGBP) was 2/11/14. The fund provides investors exposure to the gold bullion market, priced in British pound terms. Since inception the fund has declined -1.48% on a Market Price basis and -1.88% on a NAV basis. Over the same period the benchmark for the fund, the Spot price of Gold has returned 2.22%.

Having suffered steep declines for much of 2013 the gold price in dollar terms has risen modestly since the inception date of the fund. This has been driven by a number of factors. US inflation-adjusted interest rates have continued to trend lower which has been supportive for gold prices and the large investor driven outflows from the gold market seen in the latter half of 2013 have reversed. While investor flows into Exchange Traded Products (ETPs) have fluctuated between positive and negative, flows into gold linked futures were very strong, totaling approximately 360 metric tonnes. However with the UK experiencing strong Gross Domestic Product (GDP) growth (in contrast to the Euro area) the pound has been very strong on currency markets, particularly versus the dollar. Since inception to the end of June 2014, the pound has strengthened by over 4% versus the dollar which has detracted from fund performance and led to the fund’s underperformance relative to its benchmark. Looking forward with US real interest rates still at very low levels and monetary policy in the US and UK both poised to become tighter on a similar trajectory we would expect the price of gold in British pound terms to remain supported at current levels.

A Gold Future is an agreement to buy and sell quantities of gold on a particular date in the future at a fixed price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 11, 2014* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Since Inception 2/11/2014
AdvisorShares Gartman Gold/British Pound ETF NAV	4.06%	0.16%	-1.88%
AdvisorShares Gartman Gold/British Pound ETF Market Price**	4.30%	-0.32%	-1.48%
Spot Gold – London Bullion Market Association	5.16%	1.80%	2.22%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.70% and the net expense ratio is 0.65%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The spot price of Gold is valued on the basis of each day's 3 pm London time announced price for an ounce of gold set by five market members of the London Bullion Market Association. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Gartman Gold/Euro ETF (GEUR)

Inception for the AdvisorShares Gartman Gold/Euro ETF (NYSE Arca: GEUR) was 2/11/14. The fund provides investors exposure to the gold bullion market, priced in euro terms. Since inception the fund has returned 2.11% on a Market Price basis and 1.72% on an NAV basis. Over the same period the benchmark for the fund, the Spot price of Gold has returned 2.22%.

Having suffered steep declines for much of 2013 the gold price in dollar terms has risen modestly since the inception date of the fund. This has been driven by a number of factors. US inflation-adjusted interest rates have continued to trend lower which has been supportive for gold prices and the large investor driven outflows from the gold market seen in the latter half of 2013 have reversed. While investor flows into Exchange Treaded Products (ETPs) have fluctuated between positive and negative, flows into gold linked futures were very strong, totaling approximately 360 metric tonnes.

Also of note the European Union, facing joint challenges from very weak Gross Domestic Product (GDP) growth and slowing inflation prompted the European Central Bank (ECB) to cut interest rates in June 2014 and announce a number of new measures to combat the economic malaise. These have weighed on the value of the euro versus the dollar reversing much of the strength seen in the euro since the start of the year and has added measurably to positive fund performance. The ECB has also became increasingly vocal about it concerns over the negative impact a strong euro is having on economic growth and this would be expected to further weigh on the value of the euro in currency markets over the next year. Looking forward, with US real interest rates still at very low levels and monetary policy in the US becoming tighter relative to monetary policy in the European Union, we would expect the price of gold in euro terms to remain supported at current levels.

A Gold Future is an agreement to buy and sell quantities of gold on a particular date in the future at a fixed price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 11, 2014* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Since Inception 2/11/2014
AdvisorShares Gartman Gold/Euro ETF NAV	5.60%	3.42%	1.72%
AdvisorShares Gartman Gold/Euro ETF Market Price**	9.56%	3.89%	2.11%
Spot Gold – London Bullion Market Association	5.16%	1.80%	2.22%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.70% and the net expense ratio is 0.65%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The spot price of Gold is valued on the basis of each day's 3 pm London time announced price for an ounce of gold set by five market members of the London Bullion Market Association. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Gartman Gold/Yen ETF (GYEN)

Inception for the AdvisorShares Gartman Gold/Yen ETF (NYSE Arca: GYEN) was 2/11/14. The fund provides investors exposure to the gold bullion market, priced in Japanese yen terms. Since inception the fund has returned 1.88% on a Market Price basis and 1.09% on an NAV basis. Over the same period the benchmark for the fund, the Spot price of Gold has returned 2.22%.

Having suffered steep declines for much of 2013 the gold price in dollar terms has risen modestly since the inception date of the fund. This has been driven by a number of factors. US inflation-adjusted interest rates have continued to trend lower which has been supportive for gold prices and the large investor driven outflows from the gold market seen in the latter half of 2013 have reversed. While investor flows into Exchange Traded Products (ETPs) have fluctuated between positive and negative, flows into gold linked futures were very strong, totaling approximately 360 metric tonnes.

In April 2013, in response to continued deflation in the Japanese economy, the Bank of Japan announced a substantial increase in its asset purchase program. While this initially led to a significantly weaker yen versus the dollar, since the start of 2014 the yen has reversed and strengthened marginally versus the dollar perhaps an inevitable pause in the dramatic weakness seen in the prior two years. Looking forward with US real interest rates still at very low levels and monetary policy in the US becoming tighter relative to monetary policy in Japan, we would expect the price of gold in yen terms to remain supported at current levels.

A Gold Future is an agreement to buy and sell quantities of gold on a particular date in the future at a fixed price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 11, 2014* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Since Inception 2/11/2014
AdvisorShares Gartman Gold/Yen ETF NAV	5.72%	0.86%	1.09%
AdvisorShares Gartman Gold/Yen ETF Market Price**	5.84%	1.80%	1.88%
Spot Gold – London Bullion Market Association	5.16%	1.80%	2.22%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.70% and the net expense ratio is 0.65%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The spot price of Gold is valued on the basis of each day's 3 pm London time announced price for an ounce of gold set by five market members of the London Bullion Market Association. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Global Echo ETF (GIVE)

The AdvisorShares Global Echo ETF (NYSE Arca: GIVE) returned 12.75% on a Market Price basis and 13.03% on an NAV basis from July 1, 2013 through June 30, 2014 compared to 24.05% for the MSCI World Index and 4.37% for the Barclays Capital U.S. Aggregate Bond Index.

GIVE is a multi-asset class fund that applies an active tactical overlay that can invest in inverse and bear market ETFs to potentially profit from market downturns, thus dampening overall portfolio volatility all while investing only sustainable investment themes.

GIVE is also a multi-manager fund with each of the four managers having roughly equal 25% allocations. First Affirmative has the dual role of managing the long/short portion of the fund as well as serving as the allocation manager. In the past year there were no allocation changes implemented.

A Bear Market is a market condition in which the prices of securities are falling, and widespread pessimism causes the negative sentiment to be self-sustaining. As investors anticipate losses in a bear market and selling continues, pessimism only grows. Although figures can vary, for many, a downturn of 20% or more in multiple broad market indexes, such as the Dow Jones Industrial Average (DJIA) or Standard & Poor’s 500 Index (S&P 500), over at least a two-month period, is considered an entry into a bear market.

A long position is the purchase of an investment with the expectation that it will rise in value.

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period May 23, 2012* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	Since Inception 5/23/2012
AdvisorShares Global Echo ETF NAV	1.98%	1.42%	1.46%	13.03%	10.55%
AdvisorShares Global Echo ETF Market Price**	1.91%	1.10%	1.42%	12.75%	10.56%
MSCI World Index (Net)	1.79%	4.86%	6.18%	24.05%	22.57%
Barclays Capital U.S. Aggregate Bond Index	0.05%	2.04%	3.93%	4.37%	1.96%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.61%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares International Gold ETF (GLDE)

Inception for the AdvisorShares International Gold ETF (NYSE Arca: GLDE) was 2/11/14. The fund seeks to provide investors exposure to the gold bullion market, priced in a combination of currencies including the US dollar, euro, Japanese yen and British pound. The fund maintains positions in the affiliated AdvisorShares Gartman ETFs which are AdvisorShares Gartman Gold/Euro ETF (NYSE Arca: GEUR), AdvisorShares Gartman Gold/Yen ETF (NYSE Arca: GYEN) and AdvisorShares Gartman Gold/British Pound ETF (NYSE Arca: GGBP) as well a number of the other gold backed Exchange Traded Products (ETPs). Since inception the fund has declined -0.16% on a Market Price basis and gained 0.63% on an NAV basis and. Over the same period the benchmark for the fund, the Spot price of Gold has returned 2.22%.

Having suffered steep declines for much of 2013 the gold price in dollar terms has risen modestly since the inception date of the fund. This has been driven by a number of factors. US inflation-adjusted interest rates have continued to trend lower which has been supportive for gold prices and the large investor driven outflows from the gold market seen in the latter half of 2013 have reversed. While investor flows into ETPs have fluctuated between positive and negative, flows into gold linked futures were very strong, totaling approximately 360 metric tonnes.

Over the period the fund has held stable and approximately equal weightings to gold priced in each of the four currencies. While weakness in the euro versus the dollar prompted by the European Central Bank (ECB) rate cut has benefited fund performance, strength in both the yen and pound versus the dollar have more than offset this benefit and have been the primary factor behind the fund’s underperformance relative to its benchmark. A striking feature of the recent period has been the very low levels of volatility in both the gold and currency markets and as such the fund has not engaged in any hedging activity to control volatility. Looking forward with US real interest rates still at very low levels and monetary policy in the US becoming tighter relative to monetary policy in the European Union and Japan and apparently on a similar trajectory to UK monetary policy, we would expect the price of gold expressed as an equal combination of dollars, euro, yen and pounds to remain supported at current levels.

A Gold Future is an agreement to buy and sell quantities of gold on a particular date in the future at a fixed price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 11, 2014* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Since Inception 2/11/2014
AdvisorShares International Gold ETF NAV	5.23%	1.50%	0.63%
AdvisorShares International Gold ETF Market Price**	7.04%	1.91%	-0.16%
Spot Gold – London Bullion Market Association	5.16%	1.80%	2.22%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.52%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The spot price of Gold is valued on the basis of each day's 3 pm London time announced price for an ounce of gold set by five market members of the London Bullion Market Association. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona Domestic ETF (FWDD)

The AdvisorShares Madrona Domestic Equity ETF (NYSE Arca: FWDD) gained 27.93% on both a Market Price Basis and NAV basis for the year ending June 30, 2014 compared to a gain of 24.61% for the S&P 500 Index.

U.S. Equities valuations have reverted to long-term historical averages during 2014 due to a combination of increasing prices and decreasing growth projections. As we move forward we believe that qualitative investing will be necessary to take advantage of opportunities in the market. We feel FWDD by nature is positioned to take advantage of opportunities in undervalued securities, while maintaining a material allocation to each sector and a broadly balanced diversified portfolio overall. Because price to earnings ratios do not paint the whole picture to evaluate a stock, the strategy incorporates the forward-looking long-term growth of earnings to rank each security within the basket. Additionally, companies with no or negative growth of earnings are eliminated from the portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 6/21/2011
AdvisorShares Madrona Domestic ETF NAV	2.82%	5.23%	7.61%	27.93%	16.93%	18.39%
AdvisorShares Madrona Domestic ETF Market Price**	2.84%	5.44%	7.67%	27.93%	16.93%	18.39%
S&P 500 Index	2.07%	5.23%	7.14%	24.61%	16.58%	17.70%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.61% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona Global Bond ETF (FWDB)

The AdvisorShares Madrona Global Bond ETF (NYSE Arca: FWDB) gained 9.44% on a Market Price basis and 8.80% on an NAV basis for the year ending June 30, 2014 compared to a gain of 4.37% for the Barclays Capital U.S. Aggregate Bond Index.

It is our belief that inflation is not directly correlated to the interest rate investors are willing to pay for Government bonds. Inflation generally occurs when there is a shortage of cash type investments available, demand is outpacing supply, and companies are at or near capacity. None of these factors currently contribute to an inflationary environment. Many Advisors and broad based bond funds have shied away from any bonds other than short or ultra-short duration bonds. We believe there is opportunity for yield while not going too far out on the bond maturity timeline.

In addition, the Federal Reserve may decide to taper back the purchase of the type of bonds that are most prevalent in most bond indexes. When the artificial demand for these bonds is removed, there could be a selling environment. It is our belief that any such sell-off by bond holders will require that investors find other investment alternatives. Assuming bond investors won’t stay idle, or flock to equities, we believe an opportunity exists. That opportunity is the transfer of investments from Government bonds to other bond categories such as corporates, high-yields, bank notes, emerging markets, preferred bonds, etc. FWDB is well represented with these alternative categories of bonds.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 6/21/2011
AdvisorShares Madrona Global Bond ETF NAV	0.64%	3.18%	6.45%	8.80%	4.81%	4.77%
AdvisorShares Madrona Global Bond ETF Market Price**	0.68%	3.22%	6.77%	9.44%	4.86%	4.84%
Barclays Capital U.S. Aggregate Bond Index	0.05%	2.04%	3.93%	4.37%	3.66%	3.45%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.40% and the net expense ratio is 1.33%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona International ETF (FWDI)

The AdvisorShares Madrona International ETF (NYSE Arca: FWDI) gained 25.64% on a Market Price basis and 25.91% on an NAV basis for the year ending June 30, 2014 compared to a gain of 23.57% for the MSCI EAFE Index.

The recent rebound in Emerging Market securities has contributed to the portfolio’s outperformance of the MSCI EAFE Index during the last year. Our research continues to point to attractive valuations in Emerging Market positions against their Developed Market counterparts and we believe this trend will continue. We believe FWDI by nature is positioned to take advantage of opportunities across the International equity space, while maintaining a broad mix of holdings across both developed and emerging markets.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 6/21/2011
AdvisorShares Madrona International ETF NAV	1.82%	3.06%	4.33%	25.91%	5.48%	7.04%
AdvisorShares Madrona International ETF Market Price**	1.37%	2.67%	4.19%	25.64%	5.36%	6.92%
MSCI EAFE Index (Net)	0.96%	4.09%	4.78%	23.57%	8.10%	9.52%
BNY Mellon Classic ADR Index TR	1.41%	4.49%	4.45%	22.47%	6.25%	7.69%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.65% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Meidell Tactical Advantage ETF (MATH)

The AdvisorShares Meidell Tactical Advantage ETF (NYSE Arca: MATH) gained 5.75% on a Market Price basis and 5.89% on an NAV basis for the year ending June 30, 2014 while the S&P 500 Index gained 24.61% over the same period. This has been a unique time for the stock market as a whole with solid market gains over the past 12 months punctuated by relatively shallow pullbacks along the way. Over the past two years the market experienced two pullbacks (June of 2013 and January of 2014) that were relatively short lived, but were sufficient enough to shift a portion or all the fund to a defensive posture just as the market was reaching its low. This caused the fund to miss out on a portion of the following gains, as the market rebounded off its low, until a new buy signal was given.

One explanation for the markets lower volatility over the past year is the addition of the Federal Reserve’s stimulus plan, or QE3 and the length of time that it’s been applied. Although the latest round of stimulus has gone on longer than the prior two, it’s expect to finish by October of this year assuming the economic recovery stays on track. While the fund’s defensive signals have been somewhat out of phase over the past year, we believe that as volatility returns to the stock market, the added value of the fund to an investor’s portfolio will be more evident.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 23, 2011* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 6/23/2011
AdvisorShares Meidell Tactical Advantage ETF NAV	1.94%	2.56%	0.20%	5.89%	6.53%	6.56%
AdvisorShares Meidell Tactical Advantage ETF Market Price**	1.39%	1.87%	0.10%	5.75%	6.51%	6.56%
S&P 500 Index	2.07%	5.23%	7.14%	24.61%	16.58%	17.46%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.27% and the net expense ratio is 1.63%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income Fund (NYSE Arca: MINC) gained 4.70% on a Market Price Basis and 4.65% on an NAV basis during the fiscal year ending June 30, 2014 which compares to a gain of 4.37% for the Barclays Capital U.S. Aggregate Bond Index.

The outperformance of most fixed income spread sectors relative to U.S. Treasuries was the key driver of MINC’s performance during the fiscal year. The ten year U.S. Treasury remained relatively flat at a 2.53% yield on June 30, 2014 from 2.48% on June 28, 2013; although it peaked at 3.03% on December 31, 2013 in anticipation of stronger Gross Domestic Product growth and lower unemployment. Corporate high yield’s strong return was due to positive mutual fund flows, strong credit fundamentals, a historically low default rate and investors’ need for higher yield have all been positive contributors for the sector’s outperformance.

Over the fiscal year, we continued to invest cash from inflows and sale proceeds, primarily focusing on the addition of higher quality bank loans, corporate high yield bonds, and asset backed securities. We have continued to overweight spread sectors, seeking to take advantage of higher yields and wider spreads.

Spread sectors include all non-Treasury investment grade sectors including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Fundamentals are the qualitative and quantitative information that contributes to the economic well-being and the subsequent financial valuation of a company, security or currency. Analysts and investors analyze these fundamentals to develop an estimate as to whether the underlying asset is considered a worthwhile investment.

An Asset Backed Security is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities. For investors, asset-backed securities are an alternative to investing in corporate debt.

Spread is the difference between the bid and the ask price of a security or asset.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 19, 2013* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	Since Inception 3/19/2013
AdvisorShares Newfleet Multi-Sector Income ETF NAV	0.20%	1.10%	2.43%	4.65%	2.46%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price**	0.22%	1.01%	2.25%	4.70%	2.46%
Barclays Capital U.S. Aggregate Bond Index	0.05%	2.04%	3.93%	4.37%	1.59%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.13% and the net expense ratio is 0.75%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Peritus High Yield ETF (HYLD)

The AdvisorShares Peritus High Yield ETF (NYSE Arca: HYLD) returned 15.20% on a Market Price basis and 14.04% on an NAV basis from July 1, 2013 through June 30, 2014 compared to 11.73% for the Barclays U.S. Corporate High Yield Index. The past year has been characterized by extremely low volatility in both equities and credit. The High Yield bond market saw steady run-up in prices, pushing the yield on Bank of America High yield index to an all-time low in late June of 4.85%. HYLD outpaced the index during this period due in large part to the relatively high average current yield on the portfolio as well as the growing allocation to select dividend equities.

In January of 2014, the consensus amongst most market participants was that interest rates would necessarily move higher as the Fed continued on its course to reduce bond purchases. From our January 2014 letter Of Elephants and Rates:

“Our take: demographics, liability driven investing (LDI) and a no growth global world will surprise everyone, taking Treasury yields nowhere or potentially lower in 2014 and confounding most investors, particularly those who poured record amounts of money into floating rate products.”

This line of thinking turned out to be right on the mark, with the yield on the 10 yr Treasury yield declining by nearly 50 basis points (0.50%) in the first half of 2014, helped by a very weak Q1 GDP result and continued strong demand for treasuries. So with interest rates declining, a relatively benign default outlook and continuing demand for yield product, the high yield market performed much better than expected. In this environment, HYLD continued to experience both higher returns and lower volatility (as measured by standard deviation) relative to the index due to our focus on credit selection. With active management, Peritus undertakes the fundamental work necessary to determine the credits’ viability and return prospects. We believe that this intensive research process, along with the potential yield advantage offered by HYLD, may position us well for the year ahead.

Standard Deviation is a measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 1, 2010* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 12/1/2010
AdvisorShares Peritus High Yield ETF NAV	1.53%	3.13%	6.64%	14.04%	9.86%	10.31%
AdvisorShares Peritus High Yield ETF Market Price**	1.55%	3.17%	6.59%	15.20%	9.63%	10.28%
Barclays U.S. Corporate High Yield Index	0.84%	2.41%	5.46%	11.73%	9.48%	9.91%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.23% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays U.S. Corporate High Yield Index is an unmanaged index considered representative of the universe of U.S. fixed rate, non investment grade debt. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Pring Turner Business Cycle ETF (DBIZ)

The AdvisorShares Pring Turner Business Cycle ETF (NYSE Arca: DBIZ) finished 15.30% higher on a Market Price basis and was up 15.19% on an NAV basis for the year ending June 30, 2014. In comparison, the S&P 500 Index was up 24.61% and outperformed DBIZ since this benchmark is purely in stocks. On the other hand, DBIZ is a multi-asset, active allocation fund with holdings in bonds, stocks, commodity and cash and may exhibit less volatile than the S&P 500. Since inception, DBIZ’s portfolio volatility (Beta = 0.50) is about half the S&P 500’s (Beta = 1.0). The portfolio managers are very pleased to report that at fiscal year end the fund reached an all-time high in NAV of $29.00 per share.

DBIZ has a pro-active asset allocation and sector rotation strategy designed to adapt to the ever-changing economy and financial markets. During the course of a typical business cycle, the three main asset classes: bonds, stocks and commodities move through favorable and unfavorable periods. This results in six turning points or “Stages,” each of which offers a different environment for optimum asset allocation. DBIZ is designed as a core total return multi-asset fund for conservative investors.

As of June 2014 our proprietary business cycle stage work resides in “Stage 4.” This is an advanced stage of the cycle where typically inflation begins to accelerate and portfolio tactics gradually adjust to these changes. The “inflationary” part of the business cycle is historically unfavorable towards bonds, but favorable for stocks in the industrial, material, energy and metal sectors. Given this outlook the majority of the fund is invested in stocks and especially inflation sensitive securities, and a substantially smaller amount in bonds. The Energy, Technology, and especially Mining sectors are being emphasized at this time.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 18, 2012* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	Since Inception 12/18/2012
AdvisorShares Pring Turner Business Cycle ETF NAV	5.19%	6.31%	9.81%	15.19%	10.99%
AdvisorShares Pring Turner Business Cycle ETF Market Price**	5.26%	6.49%	10.08%	15.30%	11.08%
S&P 500 Index	2.07%	5.23%	7.14%	24.61%	24.52%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 4.82% and the net expense ratio is 1.61%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares QAM Equity Hedge ETF (QEH)

The AdvisorShares QAM Equity Hedge ETF (NYSE Arca: QEH) has returned 10.62% on a Market Price basis and 10.52% on an NAV basis for the one year period ending June 30th, 2013. Performance in the fund was slightly behind our benchmark, the HFRI Equity Hedge (Total) Index which was up 12.60%, but was still within the range of expectations for the strategy.

The Fund utilizes a fundamental and quantitative investment process to estimate the aggregate net market exposures of a large universe of long/short equity hedge funds defined by the HFRI Equity Hedge (Total) Index. The Fund’s sub-advisor has fundamentally identified over 20 groups of long/short equity hedge fund managers within the Index and utilizes a factor based system to attempt to identify the net exposures for each group. The sub-advisor believes that by replicating the net exposures of each group, over time the Fund’s return will closely track that of the index.

In the year ended June 2014, the US equity markets continued to dominate the global picture. The moderately net exposed global portfolio for QEH partially participated in the gains while doing so with a lower beta to the S&P 500. As the markets rallied, our models indicated that the universe of long/short equity hedge fund managers were increasing their net market exposure through the first quarter of 2014 to a peak of approximately 70% before retreating to approximately 62% by the end of the second quarter. Within economic sectors, Financials remained the largest net allocation, however, these exposures decreased overall while Healthcare, Information Technology, and most recently, Energy gained. Large Cap stocks rose in net exposure during the period, although exposure began to decrease quickly during the latest quarter. Net exposure to North America remained the largest geographic exposure, while the remainder resided in developed, emerging, and frontier markets.

QEH is a diversified and moderately net exposed portfolio providing a lower volatility approach to global equity markets that we believe can produce superior risk adjusted returns over time.

A long position is the purchase of an investment with the expectation that it will rise in value.

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

The S&P 500 Index is a free-float capitalization-weighted index based on the common stock prices of 500 American companies. It is one of the most commonly followed equity indices and many consider it the best representation of the market and a bellwether for the U.S. economy.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period August 7, 2012* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	Since Inception 8/7/2012
AdvisorShares QAM Equity Hedge ETF NAV	1.61%	1.82%	1.75%	10.52%	8.47%
AdvisorShares QAM Equity Hedge ETF Market Price**	1.54%	1.57%	3.31%	10.62%	8.41%
HFRI Equity Hedge (Total) Index	1.73%	2.19%	3.32%	12.60%	N/A***

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 4.69% and the net expense ratio is 1.65%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.
***	Benchmark performance available on a month-end basis only. For the period 8/31/2012 through 6/30/2014, the HFRI Equity Hedge Index returned 11.71%.

The HFRI Equity Hedge Index is a fund-weighted index of select hedge funds focusing on Equity Hedge strategies. Equity Hedge investing consists of a core holding of long equities hedged at all times with short sales of stocks and/or stock index options. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Ranger Equity Bear ETF (HDGE)

The AdvisorShares Ranger Equity Bear ETF (NYSE: ARCA: HDGE) returned -27.04% on a Market Price basis and -27.15% on an NAV basis from July 1, 2013 through June 30, 2014 compared to 24.61% for the S&P 500 Index. As a short-only investment vehicle HDGE seeks to outperform peers and relevant benchmarks on a relative basis during bull markets. During down markets and/or highly volatile market conditions characterized by fear and uncertainty, HDGE seeks to generate positive results and outperform peers and relevant benchmarks on both a relative and absolute basis.

Performance was driven by a mid-capitalization growth exposure allocated to stocks not in the S&P 500 Index. The fund remained nearly fully invested over the entire 12 month period in aggressive growth stocks despite equity markets pushing to new highs. Sentiment remains extremely elevated with the spread between bullish and bearish investors at generational extremes. The IPO market remains frothy with more than 60% of new offerings losing money. Corporate buybacks have slowed in recent months while covenant light loans have exceeded levels of 2007 when credit terms were much looser. As a result, the fund is maintaining a maximum exposure and aggressively short portfolio.

A Short position is the sale of a borrowed investment with the expectation that it will decline in value.

A Bull Market (Bullish) is a financial market of a group of securities in which prices are rising or are expected to rise. The term “bull market” is most often used to refer to the stock market, but can be applied to anything that is traded, such as bonds, currencies and commodities.

A Bear Market (Bearish) is a market condition in which the prices of securities are falling, and widespread pessimism causes the negative sentiment to be self-sustaining. As investors anticipate losses in a bear market and selling continues, pessimism only grows. Although figures can vary, for many, a downturn of 20% or more in multiple broad market indexes, such as the Dow Jones Industrial Average (DJIA) or Standard & Poor’s 500 Index (S&P 500), over at least a two-month period, is considered an entry into a bear market.

A Buyback is the repurchase of outstanding shares (repurchase) by a company in order to reduce the number of shares on the market. Companies will buy back shares either to increase the value of shares still available (reducing supply), or to eliminate any threats by shareholders who may be looking for a controlling stake.

A Covenant Light Loan is a type of loan whereby financing is given with limited restrictions on the debt-service capabilities of the borrower. The issuance of covenant-lite loans means that debt is being issued, both personally and commercially, to borrowers with fewer restrictions on collateral, payment terms, and level of income.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 27, 2011* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 1/27/2011
AdvisorShares Ranger Equity Bear ETF NAV	-5.00%	-7.54%	-7.75%	-27.15%	-19.58%	-19.73%
AdvisorShares Ranger Equity Bear ETF Market Price**	-5.00%	-7.46%	-7.75%	-27.04%	-19.56%	-19.71%
S&P 500 Index	2.07%	5.23%	7.14%	24.61%	16.58%	15.29%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 3.29%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Sage Core Reserves ETF (HOLD)

The AdvisorShares Sage Core Reserves ETF (NYSE Arca: HOLD) gained 0.11% since inception (January 14, 2014) on a NAV basis and 0.13% on a Market Price basis. The Barclays 1-3 Month U.S. Treasury Bill Index, a common short-term benchmark, in contrast returned 0.01% since HOLD’s inception.

Since HOLD’s inception in 2014, fixed income investors have been treated to the favorable mix of falling interest rates and tightening credit spreads. Disappointing global growth in the first quarter of 2014 set the table for this backdrop, by curbing higher rate expectations and stoking the demand for yield. Add to this, continued low inflation, further easing from the European Central Bank and rising geopolitical risks and the pieces were in place for a surprisingly strong first half for fixed income.

Going into 2014, we believed the best strategy was to mitigate rate volatility with a defensive duration position, including short futures positions, overweight higher-yielding sectors for additional income carry over benchmarks, and to take advantage of both sector and yield curve relative value opportunities as they emerged. This worked well, with our income advantage offsetting the effects of generally being short duration, and our curve and sector tilts, such as being overweight mortgage-backed and asset-backed securities, adding additional value.

Credit Spread is the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

The Short Futures position is an unlimited profit, unlimited risk position that can be entered by the futures speculator to profit from a fall in the price of the underlying.

A Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

A Mortgage Backed Security is a type of asset-backed security that is secured by a mortgage or collection of mortgages. These securities must also be grouped in one of the top two ratings as determined by an accredited credit rating agency, and usually pay periodic payments that are similar to coupon payments. Furthermore, the mortgage must have originated from a regulated and authorized financial institution.

An Asset Backed Security is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities. For investors, asset-backed securities are an alternative to investing in corporate debt.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 14, 2014* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Since Inception 1/14/2014
AdvisorShares Sage Core Reserves ETF NAV	0.00%	0.08%	0.11%
AdvisorShares Sage Core Reserves ETF Market Price**	0.03%	0.08%	0.13%
Barclays 1-3 Month U.S. Treasury Bill Index	0.00%	0.01%	0.01%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.36% and the net expense ratio is 0.35%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. The Barclays Treasury Bill Index is an unmanaged index considered representative of the performance of the U.S. Treasury Bill issued by the U.S. Government. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares STAR Global Buy-Write ETF (VEGA)

The AdvisorShares STAR Global Buy-Write ETF (NYSE Arca: VEGA) gained 11.01% for the year ending June 30, 2014 on a Market Price basis and 10.89% on an NAV basis. By comparison, VEGA’s Policy Benchmark* gained 20.15% over the same period. While it underperformed the Benchmark for the year, much of this was due to a surge in equity prices in the 2nd half of 2013. For the first 6 months of 2014, VEGA gained 4.75% versus 4.46% for the Benchmark. In addition, for the 12 months ending June 30, 2014, VEGA achieved a beta of just 0.49 versus the S&P 500.

VEGA is a broadly diversified ETF that includes other asset classes beyond the S&P 500, such as, individual equities, foreign developed and emerging market equities, global bonds and domestic fixed income. We believe that VEGA, over full market cycles, can provide its benefit in declining markets by harnessing volatility in the form of earned option premiums from covered calls and cash-secured puts, and utilizing cash as a strategic asset intended to be reinvested when levels of implied volatility on its constituent ETFS is higher than average.

Typically, VEGA will benefit from volatile markets while participating less in strongly trending markets. We have witnessed primarily the latter during the fiscal year ended June 30, 2014. Thus, while appreciating prices in the equity-based ETFs held in the Fund have had a positive impact on performance, this was partially offset by the more modest returns from fixed-income, the strategic cash allocation, and below average option premiums.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

An option premium is the income received by an investor who sells or “writes” an option contract to another party. The current price of any specific option contract that has yet to expire. For stock options, the premium is quoted as a dollar amount per share and most contracts represent the commitment of 100 shares.

A covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason hold the asset long and simultaneously have a short position via the option to generate income from the option premium.

An investor who employs a cash-secured put writes a put contract, and at the same time deposits in his brokerage account the full cash amount for a possible purchase of underlying shares. The purpose of depositing this cash is to ensure that it’s available should the investor be assigned on the short put position and be obligated to purchase shares at the put’s strike price. While the cash is on deposit it may generally be invested in short-term, interest-bearing instruments.

*	VEGA’s Policy Benchmark comprises a 37.5% weighting to the MSCI World Index, 37.5% to the CBOE BuyWrite Index and 25% to the Barclays’ Intermediate Government/Credit Index.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 17, 2012* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	Since Inception 9/17/2012
AdvisorShares STAR Global Buy-Write ETF NAV	1.00%	3.07%	4.80%	10.89%	3.08%
AdvisorShares STAR Global Buy-Write ETF Market Price**	1.20%	3.27%	4.75%	11.01%	3.17%
MSCI World Index (Net)	1.79%	4.86%	6.18%	24.05%	18.26%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.60% and the net expense ratio is 2.10%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares TrimTabs Float Shrink ETF (TTFS)

The AdvisorShares TrimTabs Float Shrink ETF (NYSE Arca: TTFS) returned 25.00% on a Market Price basis and 25.18% on an NAV basis from July 1, 2013 through June 30, 2014, compared to 25.22% for the Russell 3000 Index and 24.61% for the S&P 500 Index.

The U.S. stock market has posted five straight months of gains, and the S&P 500 hit record closing highs on 22 trading sessions in the first half of 2014. The TrimTabs Float Shrink ETF (NYSE: TTFS) benefited from the rising tide. The fund was also featured in several articles, including an article on May 30 by Jason Zweig of the Wall Street Journal entitled “No Free Lunch in Dividend Funds.” Data from Standard & Poor’s indicates stock buybacks in the first quarter of 2014 were the second highest on record, which suggests demand for shares among public companies remained high which positively impacted the fund for the period.

We believe such demand was driven by two factors. First, slow economic growth and weak consumer demand around the world make companies wary of ramping up capital spending and hiring. Second, as stock prices move higher, public companies have a greater need to reduce their equity float to offset stock option exercises. Investors in companies that do not have buyback programs, for example, face a growing risk of equity dilution. We feel that the active management of our portfolio strategy leaves us well positioned for the future.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Tradable Equity Float (Public Float) is the number of shares publicly owned and available for trading. Floating shares are included in the calculation of a company’s outstanding shares, along with restricted stock. Restricted stock is only available to company insiders, like employees and executives. It is not freely traded among the public and is subject to special Securities and Exchange Commission restrictions. Unlike floating stock which is freely tradable.

An option is a financial derivative that represents a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 5, 2011* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	Since Inception 10/5/2011
AdvisorShares TrimTabs Float Shrink ETF NAV	1.01%	3.35%	5.72%	25.18%	28.35%
AdvisorShares TrimTabs Float Shrink ETF Market Price**	1.02%	3.28%	5.78%	25.00%	28.38%
Russell 3000 Index	2.51%	4.87%	6.94%	25.22%	25.81%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.90% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (AADR)

The AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (NYSE Arca: AADR) returned 19.85% from July 1, 2013 to the period ended June 30, 2014, underperforming the MSCI EAFE Index which returned 23.57%.

Essentially all of AADR’s underperformance for the fiscal year ended June 30, 2013 occurred during the first three months of the fiscal year (Jun 30, 2013 through Sep 30, 2013, “2013 Q3”). There were a few headwinds for the portfolio, most of which have abated since that time.

One headwind was our exposure to emerging markets (“EM”). Historically and, we believe, prospectively, holdings in high-quality growth businesses from EM countries is essential to good long-term returns. But in any given short period this may not be true. Specifically, AADR’s 25% weight in EM holdings during 2013 Q3 (compared to 0% in the MSCI EAFE) proved to be a drag. Even though our EM holdings outperformed the MSCI EM index, that was not enough to overcome general EM weakness; to wit, the return for MSCI EAFE was about double that of the MSCI EM index in 2013 Q3.

The second major headwind in 2013 Q3 was our bottom-up bias to classic growth sectors such as Health Care and Consumer Staples, and away from classic lower growth sectors such as Materials and Telecom. In particular, AADR had almost no exposure to Materials and Telecom, the two best performing sectors in the MSCI EAFE. Conversely, Consumer Staples and Health Care were the two poorest performing sectors in the MSCI EAFE, and these were two of AADR’s largest overweights.

As implied earlier, these headwinds abated to a large degree after the initial three months of the fiscal year and AADR then kept pace with the MSCI EAFE. That includes the overall market sell off in March and April of 2014, after which we were encouraged to see more opportunities (better prices) emerge in higher-growth names. Yes, a case can be made that there has been some froth in pockets of the market with unproven business models (e.g., cloud, social, big data, etc.). Even so, we’ve identified several excellent, profitable businesses that, though they were caught up in that indiscriminate selling, now look quite attractive. AADR portfolio activity in the last six months is a reflection of this view.

Looking forward, overall market volatility has diminished significantly in recent months (one popular volatility measure was approaching decade lows in June), prompting several commentators to call for a ‘new normal’ of low volatility. We could not disagree more, and while we can’t predict the exact sources, we expect continued market volatility to create great new buying opportunities, as it always has. Further, money flows into EM markets seem to be picking up in recent months, though they are initially going for value markets/sectors. But as EM economies remain choppy and risks (such as higher rates) come back into view, we expect our types of companies — those with strong fundamentals that can grow irrespective of the macro environment — to return to favor.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 21, 2010* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 7/21/2010
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF NAV	2.32%	3.05%	4.03%	19.85%	8.04%	12.50%
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF Market Price**	2.30%	2.83%	3.78%	19.85%	7.87%	12.48%
MSCI EAFE Index (Net)	0.96%	4.09%	4.78%	23.57%	8.10%	12.07%
BNY Mellon Classic ADR Index TR	1.41%	4.49%	4.45%	22.47%	6.25%	10.39%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.53% and the net expense ratio is 1.26%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange-listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares YieldPro ETF (YPRO)

The AdvisorShares YieldPro ETF (NASDAQ: YPRO) provided a total Market Price return of 2.07% and an NAV return of 1.95% since inception, slightly underperforming the Barclays Capital Aggregate Bond Index which returned 2.02% over the same time period. Riskier income producing assets which exhibit more equity-like risk characteristics contributed the most to performance since inception. Specifically, our allocation to high yield bonds, preferred stocks, Mortgage REITs (Real Estate Investment Trust), and energy related stocks (primarily Master Limited Partnerships) provided the largest positive contribution to return. The fund’s exposure to longer-term investment grade corporate bonds also provided a notable contribution to returns. Although YPRO provided a positive absolute return, the fund lost some value from hedging exposure to major increases in interest rates. We also remain concerned about valuations in credit markets, most specifically high yield and bank loans, and continue to hedge our credit risk while still seeking to earn a competitive yield in the portfolio.

Since the fund’s inception on March 4, 2014, we have witnessed an environment which was beneficial to stocks and bonds alike. The S&P 500 Index hit historically low levels of volatility as of 06/30/14, exhibiting an annual standard deviation of daily returns of approximately 10%, which compares to a historical average of over 16%. The last time equity markets exhibited this type of calm was the 2006/2007 period leading into the last financial crisis. The signs of complacency that usually serve as a precursor to market corrections (narrow credit spreads, low equity volatility, excessive risk taking, higher leverage, irresponsible lending) are sounding alarm bells. Fortunately (for us), insurance tends to be cheap when investors are complacent. Given the level of complacency in global markets, implied volatility has been very low which provides us with an attractive opportunity to build additional capital preservation into the portfolio through investments in call options on the CBOE S&P 500 Volatility Index, or VIX. Ultimately, these forms of ‘portfolio insurance’ may be dilutive to returns in the short run, but we believe that they will provide significant protection in the intermediate-term. As a result, we believe that in this environment of frothy valuations, we are willing to give up some upside in the short-term for the objective of capital preservation.

We have written repeatedly about the excesses we are seeing in a variety of markets, most specifically the loan and high yield markets. We believe that the market is underpricing a variety of risks, including but not limited to a rise in interest rates, a resurgence of the European debt crisis, and a potential liquidity crisis in the high yield and the loan market. That said, we aren’t hiding under the desk in fear of the next crisis, but rather, we invest and take risk with awareness of the next potential crisis. When we take risk, we tend to buy protection, thereby targeting a positive return to investors at a low level of volatility. In closing, as of 6/30/14 our portfolio is structured with targeted annualized volatility of approximately 2.5%, with the objective of exhibiting limited sensitivity to interest rates, credit risk, and equity risk. We believe that we can continue to identify opportunities to generate capital appreciation and yield, but we are risk aware, and we continue to proceed with caution.

A Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

A Master Limited Partnership (MLP) is a type of limited partnership that is publicly traded. There are two types of partners in this type of partnership: The limited partner is the person or group that provides the capital to the MLP and receives periodic income distributions from the MLP’s cash flow, whereas the general partner is the party responsible for managing the MLP’s affairs and receives compensation that is linked to the performance of the venture.

Standard Deviation is a measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.

Implied Volatility is the estimated volatility of a security’s price. In general, implied volatility increases when the market is bearish and decreases when the market is bullish. This is due to the common belief that bearish markets are more risky than bullish markets.

The CBOE S&P 500 Volatility Index (VIX) is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge”. The VIX is a contrarian sentiment indicator that helps to determine when there is too much optimism or fear in the market.

Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 4, 2014* to June 30, 2014

HISTORICAL PERFORMANCE
Total Return as of June 30, 2014

	1 Month	3 Month	Since Inception 3/4/2014
AdvisorShares YieldPro ETF NAV	0.24%	1.79%	1.95%
AdvisorShares YieldPro ETF Market Price**	0.28%	1.78%	2.07%
Barclays Capital U.S. Aggregate Bond Index	0.05%	2.04%	2.02%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.42%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index considered representative of the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at January 1, 2014 and held for the period ended June 30, 2014.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares Accuvest Global Long Short ETF
Actual	$1,000.00	$932.90	1.50%	$7.19
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
AdvisorShares Accuvest Global Opportunities ETF
Actual	$1,000.00	$963.20	1.25%	$6.08
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Athena International Bear ETF
Actual	$1,000.00	$903.90	1.50%	$7.08
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
AdvisorShares Cambria Global Tactical ETF
Actual	$1,000.00	$1,052.20	1.25%	$6.36
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares EquityPro ETF(2)
Actual	$1,000.00	$1,064.00	1.25%	$6.40
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Gartman Gold/British Pound ETF(3)
Actual	$1,000.00	$981.20	0.65%	$2.45
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.57	0.65%	$2.50
AdvisorShares Gartman Gold/Euro ETF(3)
Actual	$1,000.00	$1,017.20	0.65%	$2.50
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.57	0.65%	$2.50
AdvisorShares Gartman Gold/Yen ETF(3)
Actual	$1,000.00	$1,010.90	0.65%	$2.49
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.57	0.65%	$2.50
AdvisorShares Global Echo ETF
Actual	$1,000.00	$1,014.60	1.50%	$7.49
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
AdvisorShares International Gold ETF(3)
Actual	$1,000.00	$1,006.30	0.95%	$3.63
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.42	0.95%	$3.65
AdvisorShares Madrona Domestic ETF
Actual	$1,000.00	$1,076.10	1.25%	$6.43
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Madrona Global Bond ETF
Actual	$1,000.00	$1,064.50	0.95%	$4.86
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76
AdvisorShares Madrona International ETF
Actual	$1,000.00	$1,043.30	1.25%	$6.33
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Meidell Tactical Advantage ETF
Actual	$1,000.00	$1,002.00	1.35%	$6.70
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
AdvisorShares Newfleet Multi-Sector Income ETF
Actual	$1,000.00	$1,024.30	0.75%	$3.76
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares Peritus High Yield ETF
Actual	$1,000.00	$1,066.40	1.18%	$6.05
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.94	1.18%	$5.91
AdvisorShares Pring Turner Business Cycle ETF
Actual	$1,000.00	$1,098.10	1.49%	$7.75
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.41	1.49%	$7.45
AdvisorShares QAM Equity Hedge ETF
Actual	$1,000.00	$1,017.50	1.50%	$7.50
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$922.50	1.85%	$8.82
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
AdvisorShares Sage Core Reserves ETF(4)
Actual	$1,000.00	$1,001.10	0.35%	$1.60
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.28	0.35%	$1.62
AdvisorShares STAR Global Buy-Write ETF
Actual	$1,000.00	$1,048.00	1.85%	$9.39
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
AdvisorShares TrimTabs Float Shrink ETF
Actual	$1,000.00	$1,057.20	0.99%	$5.05
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF
Actual	$1,000.00	$1,040.30	1.25%	$6.32
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares YieldPro ETF(5)
Actual	$1,000.00	$1,019.50	1.07%	$3.49
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,012.71	1.07%	$3.48

(1)	Expense ratios reflect expense caps through the period ended June 30, 2014.
(2)	Formerly known as, AdvisorShares Global Alpha & Beta ETF.
(3)	Fund commenced operations on February 11, 2014. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 139/365 (to reflect commencement of operation).
(4)	Fund commenced operations on January 14, 2014. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 167/365 (to reflect commencement of operation).
(5)	Fund commenced operations on March 4, 2014. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 118/365 (to reflect commencement of operation).

ADVISORSHARES ACCUVEST GLOBAL LONG SHORT ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 95.7%
Equity Fund — 95.7%
Global X Norway 30 ETF	151,088	$2,722,606
iShares Core S&P 500 ETF	13,239	2,608,083
iShares India 50 ETF	67,865	1,966,049
iShares MSCI China ETF(a)	86,077	3,991,390
iShares MSCI Indonesia ETF(a)	123,504	3,258,036
iShares MSCI Israel Capped ETF(a)	41,721	2,178,796
iShares MSCI South Korea Capped ETF(a)	24,059	1,564,316
iShares MSCI Spain Capped ETF(a)	54,750	2,344,395
iShares MSCI Taiwan ETF	110,560	1,746,848
iShares MSCI Turkey ETF	42,982	2,388,080
Total Exchange Traded Funds (Cost $24,404,637)		24,768,599
MONEY MARKET FUND — 3.7%
Dreyfus Cash Management — Investor Class, 0.00%(b) (Cost $961,696)	961,696	961,696
Total Investments — 99.4% (Cost $25,366,333)		25,730,295
Other Assets in Excess of Liabilities — 0.6%		165,721
Net Assets — 100.0%		$25,896,016

ETF — Exchange Traded Fund

(a)	All or a portion of this security has been segregated as collateral for swap contracts. The aggregate market value of the collateral posted was $10,111,289 which includes cash in the amount of $116,127 as of June 30, 2014.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES ACCUVEST GLOBAL LONG SHORT ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	95.7%
Money Market Fund	3.7
Total Investments	99.4
Other Assets in Excess of Liabilities	0.6
Net Assets	100.0%

Total Return Swaps contracts outstanding as of June 30, 2014:

Reference Entity	Number of Contracts	Annual Financing Rate Received (Paid)	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
iShares Malaysia ETF	(84,848)	(0.37)%	6/09/2015	$(1,349,083)	$(1,347,704)	$1,379
iShares MSCI Australia ETF	(50,780)	(1.48)	6/09/2015	(1,332,975)	(1,328,145)	4,830
iShares MSCI Austria Investable Market Index Fund	(66,621)	(3.48)	6/09/2015	(1,331,088)	(1,307,405)	23,683
iShares MSCI Brazil Index Fund	(28,769)	(1.74)	6/09/2015	(1,374,020)	(1,375,991)	(1,971)
iShares MSCI Canada ETF	(43,553)	(0.98)	6/09/2015	(1,340,126)	(1,403,684)	(63,558)
iShares MSCI Chile Capped ETF	(29,052)	(1.51)	6/09/2015	(1,364,282)	(1,319,414)	44,868
iShares MSCI Japan Index Fund	(115,529)	(0.74)	6/09/2015	(1,360,932)	(1,391,617)	(30,685)
iShares MSCI Mexico Capped ETF	(20,543)	(0.99)	6/09/2015	(1,395,075)	(1,393,830)	1,245
iShares MSCI Netherlands Investable Market Index Fund	(52,592)	(1.99)	6/09/2015	(1,362,133)	(1,348,090)	14,043
iShares MSCI Switzerland Index Fund	(38,581)	(1.74)	6/09/2015	(1,362,681)	(1,325,486)	37,195
Net Unrealized Appreciation						$31,029

Morgan Stanley acts as the counterparty to the total return swap contract listed above. The Fund either receives fees from, or pay fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon financing rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES ACCUVEST GLOBAL OPPORTUNITIES ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 98.5%
Equity Fund — 98.5%
Global X Norway 30 ETF(a)	250,702	$4,517,650
iShares Core S&P 500 ETF	23,428	4,615,316
iShares MSCI China ETF	120,142	5,570,985
iShares MSCI Indonesia ETF	129,138	3,406,660
iShares MSCI Israel Capped ETF(a)	66,914	3,494,450
iShares MSCI Turkey ETF	62,188	3,455,165
Total Exchange Traded Funds (Cost $25,051,766)		25,060,226
MONEY MARKET FUND — 0.9%
Dreyfus Cash Management – Investor Class, 0.00%(b) (Cost $231,471)	231,471	231,471
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 24.9%
BNY Mellon Securities Lending Overnight Fund, 0.11%(c) (Cost $6,328,525)	6,328,525	6,328,525
Total Investments — 124.3% (Cost $31,611,762)		31,620,222
Liabilities in Excess of Other Assets — (24.3)%		(6,186,071)
Net Assets — 100.0%		$25,434,151

ETF — Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $6,166,571; the aggregate market value of the collateral held by the fund is $6,328,525.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.
(c)	Rate shown reflects the 1-day yield as of June 30, 2014.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	98.5%
Money Market Fund	25.8
Total Investments	124.3
Liabilities in Excess of Other Assets	(24.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES ATHENA INTERNATIONAL BEAR ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUND — 69.0%
Debt Fund — 69.0%
AdvisorShares Sage Core Reserves ETF† (Cost $705,000)	7,050	$703,660
MONEY MARKET FUND — 5.0%
Goldman Sachs Financial Square Fund, 0.07%(a) (Cost $51,503)	51,503	51,503
Total Investments Before Securities Sold, Not Yet Purchased (Cost $756,503)		755,163
Securities Sold, Not Yet Purchased — (82.0)%
COMMON STOCKS — (82.0)%
Airlines — (2.8)%
Deutsche Lufthansa AG (Germany)(b)	(1,340)	(28,689)
Auto Parts & Equipment — (8.1)%
Autoliv, Inc. (Sweden)	(240)	(25,579)
Magna International, Inc. (Canada)	(530)	(57,108)
Total Auto Parts & Equipment		(82,687)
Banks — (5.9)%
Toronto-Dominion Bank (The) (Canada)	(1,160)	(59,636)
Building Materials — (4.5)%
CRH PLC (Ireland)(b)	(1,780)	(46,013)
Chemicals — (1.1)%
Braskem SA (Brazil)(b)	(870)	(11,179)
Computers — (3.8)%
CGI Group, Inc., Class A (Canada)*	(710)	(25,191)
Stratasys Ltd. (Israel)*	(120)	(13,635)
Total Computers		(38,826)
Diversified Financial Services — (3.2)%
AerCap Holdings N.V. (Netherlands)*	(560)	(25,648)
Altisource Portfolio Solutions SA (Luxembourg)*	(60)	(6,875)
Total Diversified Financial Services		(32,523)

See accompanying Notes to Financial Statements.

ADVISORSHARES ATHENA INTERNATIONAL BEAR ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Electronics — (3.0)%
Allegion PLC (Ireland)	(230)	$(13,036)
Mettler-Toledo International, Inc.*	(70)	(17,723)
Total Electronics		(30,759)
Entertainment — (1.0)%
Lions Gate Entertainment Corp.	(350)	(10,003)
Healthcare – Services — (5.3)%
Fresenius Medical Care AG & Co. KGaA (Germany)(b)	(1,600)	(53,584)
Insurance — (10.6)%
Arch Capital Group Ltd. (Bermuda)*	(330)	(18,955)
Assured Guaranty Ltd. (Bermuda)	(440)	(10,780)
Everest Re Group Ltd. (Bermuda)	(120)	(19,259)
PartnerRe Ltd. (Bermuda)	(130)	(14,197)
RenaissanceRe Holdings Ltd. (Bermuda)	(100)	(10,700)
White Mountains Insurance Group Ltd.	(20)	(12,169)
XL Group PLC (Ireland)	(680)	(22,256)
Total Insurance		(108,316)
Iron/Steel — (1.3)%
Kobe Steel Ltd. (Japan)(b)	(1,760)	(13,130)
Lodging — (2.7)%
InterContinental Hotels Group PLC (United Kingdom)*(b)	(660)	(27,397)
Media — (8.6)%
Reed Elsevier PLC (United Kingdom)(b)	(1,360)	(87,978)
Miscellaneous Manufacturing — (4.0)%
Ingersoll-Rand PLC (Ireland)	(660)	(41,257)
Oil & Gas Services — (0.9)%
Frank’s International N.V. (Netherlands)	(390)	(9,594)
Pharmaceuticals — (7.1)%
Endo International PLC*	(400)	(28,008)
Herbalife Ltd.	(260)	(16,781)
Mallinckrodt PLC (Ireland)*	(150)	(12,003)

See accompanying Notes to Financial Statements.

ADVISORSHARES ATHENA INTERNATIONAL BEAR ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Pharmaceuticals — (7.1)% (continued)
Taro Pharmaceutical Industries Ltd. (Israel)*	(110)	$(15,426)
Total Pharmaceuticals		(72,218)
Retail — (1.8)%
Tim Hortons, Inc. (Canada)	(340)	(18,608)
Telecommunications — (5.2)%
Telecom Italia SpA (Italy)*(b)	(4,200)	(53,004)
Transportation — (1.1)%
Teekay Corp. (Bermuda)	(180)	(11,205)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(794,010)]		(836,606)
Total Investments — (8.0)% [Cost $(37,507)]		(81,443)
Other Assets in Excess of Liabilities — 108.0%		1,101,401
Net Assets — 100.0%		$1,019,958

ETF — Exchange Traded Fund

PLC — Public Limited Company

†	Affiliated Company
*	Non-income producing security
(a)	Rate shown reflects the 7-day yield as of June 30, 2014.
(b)	American Depositary Receipt

Cash of $517,047 has been segregated to cover margin requirement for open short sales as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES ATHENA INTERNATIONAL BEAR ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Airlines	(2.8)%
Auto Parts & Equipment	(8.1)
Banks	(5.9)
Building Materials	(4.5)
Chemicals	(1.1)
Computers	(3.8)
Debt Fund	69.0
Diversified Financial Services	(3.2)
Electronics	(3.0)
Entertainment	(1.0)
Healthcare – Services	(5.3)
Insurance	(10.6)
Iron/Steel	(1.3)
Lodging	(2.7)
Media	(8.6)
Miscellaneous Manufacturing	(4.0)
Oil & Gas Services	(0.9)
Pharmaceuticals	(7.1)
Retail	(1.8)
Telecommunications	(5.2)
Transportation	(1.1)
Money Market Fund	5.0
Total Investments	(8.0)
Other Assets in Excess of Liabilities	108.0
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 99.5%
Asset Allocation Fund — 1.9%
WisdomTree Managed Futures Strategy Fund*(a)	16,918	$706,665
Commodity Fund — 14.8%
PowerShares DB Agriculture Fund*(a)	38,282	1,051,224
PowerShares DB Base Metals Fund*(a)	90,840	1,542,463
PowerShares DB Energy Fund*(a)	23,951	736,493
PowerShares DB Precious Metals Fund*	14,071	606,601
United States Commodity Index Fund*(a)	24,453	1,482,341
Total Commodity Fund		5,419,122
Currency Fund — 2.3%
CurrencyShares Australian Dollar Trust	1,719	162,377
CurrencyShares British Pound Sterling Trust*	994	167,399
CurrencyShares Canadian Dollar Trust	589	54,895
CurrencyShares Japanese Yen Trust*(a)	554	53,322
CurrencyShares Swiss Franc Trust*(a)	477	52,599
WisdomTree Brazilian Real Strategy Fund*(a)	9,413	182,142
WisdomTree Emerging Currency Strategy Fund*(a)	7,912	162,750
Total Currency Fund		835,484
Debt Fund — 16.4%
iShares 20+ Year Treasury Bond ETF	16,946	1,923,710
iShares iBoxx $ High Yield Corporate Bond ETF(a)	7,423	706,670
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	5,927	706,854
Market Vectors International High Yield Bond ETF(a)	25,653	720,849
PowerShares Emerging Markets Sovereign Debt Portfolio	37,172	1,083,935
PowerShares Fundamental High Yield Corporate Bond Portfolio	35,896	703,562
WisdomTree Emerging Markets Local Debt Fund(a)	3,478	165,344
Total Debt Fund		6,010,924
Equity Fund — 64.1%
Cambria Foreign Shareholder Yield ETF	81,238	2,211,705
Cambria Global Value ETF	48,466	1,254,785
Cambria Shareholder Yield ETF(a)	72,699	2,236,221
Energy Select Sector SPDR Fund	6,226	623,223
Financial Select Sector SPDR Fund	24,627	560,018
Global X FTSE Greece 20 ETF	36,577	822,982
Health Care Select Sector SPDR Fund(a)	9,122	554,891
Industrial Select Sector SPDR Fund	11,016	595,525
iShares Mortgage Real Estate Capped ETF	85,305	1,078,255
iShares MSCI Austria Capped ETF(a)	34,550	676,489
iShares MSCI Brazil Capped ETF(a)	13,306	635,761
iShares MSCI EAFE Small-Cap ETF	6,981	369,435
iShares MSCI Ireland Capped ETF	11,292	404,367

See accompanying Notes to Financial Statements.

ADVISORSHARES CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Equity Fund — 64.1% (continued)
iShares MSCI Italy Capped ETF(a)	44,564	$774,522
iShares MSCI South Korea Capped ETF	11,283	733,621
iShares MSCI Spain Capped ETF(a)	17,304	740,957
iShares MSCI Taiwan ETF	46,873	740,593
iShares Residential Real Estate Capped ETF	22,139	1,181,116
Market Vectors Gold Miners ETF	30,123	796,753
Market Vectors Junior Gold Miners ETF*	9,000	380,340
Market Vectors Russia ETF	30,838	811,965
Materials Select Sector SPDR Fund	11,994	595,382
SPDR Dow Jones International Real Estate ETF	22,680	1,003,363
SPDR S&P Emerging Markets SmallCap ETF	7,695	387,058
Vanguard Global ex-U.S. Real Estate ETF	12,786	742,227
Vanguard REIT ETF	24,893	1,862,992
WisdomTree Emerging Markets SmallCap Dividend Fund	6,954	333,931
WisdomTree International SmallCap Dividend Fund	6,114	396,126
Total Equity Fund		23,504,603
Total Exchange Traded Funds (Cost $34,045,967)		36,476,798
MONEY MARKET FUND — 1.1%
Invesco Government & Agency Portfolio – Private Investment Class, 0.01%(b) (Cost $400,877)	400,877	400,877
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 18.7%
BNY Mellon Securities Lending Overnight Fund, 0.11%(c) (Cost $6,883,911)	6,883,911	6,883,911
Total Investments — 119.3% (Cost $41,330,755)		43,761,586
Liabilities in Excess of Other Assets — (19.3)%		(7,094,864)
Net Assets — 100.0%		$36,666,722

ETF — Exchange Traded Fund

*	Non-income producing security
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $6,721,952; the aggregate market value of the collateral held by the fund is $6,883,911.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.
(c)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Allocation Fund	1.9%
Commodity Fund	14.8
Currency Fund	2.3
Debt Fund	16.4
Equity Fund	64.1
Money Market Fund	19.8
Total Investments	119.3
Liabilities in Excess of Other Assets	(19.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES EQUITYPRO ETF†
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 96.4%
Equity Fund — 96.4%
iShares Global Consumer Discretionary ETF(a)	20,153	$1,694,666
iShares Global Consumer Staples ETF	29,148	2,619,822
iShares Global Energy ETF	39,599	1,921,344
iShares Global Financials ETF	29,501	1,688,932
iShares Global Healthcare ETF(a)	28,654	2,702,932
iShares Global Industrials ETF	24,876	1,812,465
iShares Global Materials ETF	28,513	1,839,659
iShares Global Tech ETF	19,257	1,713,295
iShares Global Telecom ETF(a)	25,552	1,611,309
iShares Global Utilities ETF	34,537	1,737,556
Total Exchange Traded Funds (Cost $18,181,423)		19,341,980
MONEY MARKET FUND — 1.9%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 0.01%(b) (Cost $394,334)	394,334	394,334
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 2.7%
BNY Mellon Securities Lending Overnight Fund, 0.11%(c) (Cost $539,860)	539,860	539,860
Total Investments — 101.0% (Cost $19,115,617)		20,276,174
Liabilities in Excess of Other Assets — (1.0)%		(206,534)
Net Assets — 100.0%		$20,069,640

ETF — Exchange Traded Fund

†	Formerly known as AdvisorShares Global Alpha & Beta ETF
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $528,936; the aggregate market value of the collateral held by the fund is $539,860.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.
(c)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES EQUITYPRO ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	96.4%
Money Market Fund	4.6
Total Investments	101.0
Liabilities in Excess of Other Assets	(1.0)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES GARTMAN GOLD/BRITISH POUND ETF
Schedule of Investments (Consolidated)†

June 30, 2014

Investments	Shares	Value
MONEY MARKET FUND — 70.0%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Class, 0.03%(a) (Cost $879,015)	879,015	$879,015
Total Investments — 70.0% (Cost $879,015)		879,015
Other Assets in Excess of Liabilities — 30.0%		376,918
Net Assets — 100.0%		$1,255,933

†	The Consolidated Schedule of Investments included the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See the Notes to Financial Statements.
(a)	Rate shown reflects the 7-day yield as of June 30, 2014.

Futures contracts outstanding as of June 30, 2014:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2014	Unrealized Appreciation/(Depreciation)
British Pound Currency	BNP Paribas Securities Services	September 2014	(12)	$(1,260,138)	$(1,282,125)	$(21,987)
Gold 100 Oz.	BNP Paribas Securities Services	August 2014	10	1,259,910	1,322,000	62,090
						$40,103

See accompanying Notes to Financial Statements.

ADVISORSHARES GARTMAN GOLD/EURO ETF
Schedule of Investments (Consolidated)†

June 30, 2014

Investments	Shares	Value
MONEY MARKET FUND — 67.4%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Class, 0.03%(a) (Cost $878,068)	878,068	$878,068
Total Investments — 67.4% (Cost $878,068)		878,068
Other Assets in Excess of Liabilities — 32.6%		424,158
Net Assets — 100.0%		$1,302,226

†	The Consolidated Schedule of Investments included the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See the Notes to the Financial Statements.
(a)	Rate shown reflects the 7-day yield as of June 30, 2014.

Futures contracts outstanding as of June 30, 2014:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2014	Unrealized Appreciation/(Depreciation)
EURO Currency	BNP Paribas Securities Services	September 2014	(8)	$(1,365,942)	$(1,369,800)	$(3,858)
Gold 100 Oz.	BNP Paribas Securities Services	August 2014	10	1,259,910	1,322,000	62,090
						$58,232

See accompanying Notes to Financial Statements.

ADVISORSHARES GARTMAN GOLD/YEN ETF
Schedule of Investments (Consolidated)†

June 30, 2014

Investments	Shares	Value
MONEY MARKET FUND — 81.8%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Class, 0.03%(a) (Cost $3,173,799)	3,173,799	$3,173,799
Total Investments — 81.8% (Cost $3,173,799)		3,173,799
Other Assets in Excess of Liabilities — 18.2%		707,498
Net Assets — 100.0%		$3,881,297

†	The Consolidated Schedule of Investments included the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See the Notes to Financial Statements.
(a)	Rate shown reflects the 7-day yield as of June 30, 2014.

Futures contracts outstanding as of June 30, 2014:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2014	Unrealized Appreciation/(Depreciation)
Gold 100 Oz.	BNP Paribas Securities Services	August 2014	30	$3,779,730	$3,966,000	$186,270
Japanese Yen Currency	BNP Paribas Securities Services	September 2014	(32)	(3,906,568)	(3,952,000)	(45,432)
						$140,838

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
COMMON STOCKS — 54.4%
Auto Parts & Equipment — 3.0%
Johnson Controls, Inc.	3,697	$184,591
Tenneco, Inc.*	1,329	87,316
Total Auto Parts & Equipment		271,907
Banks — 2.3%
Boston Private Financial Holdings, Inc.	7,486	100,612
City National Corp.	774	58,638
Tompkins Financial Corp.	1,169	56,322
Total Banks		215,572
Beverages — 0.4%
Reed's, Inc.*	6,773	35,423
Biotechnology — 1.7%
Illumina, Inc.*	664	118,551
Isis Pharmaceuticals, Inc.*(a)	1,201	41,374
Total Biotechnology		159,925
Building Materials — 0.9%
TOTO Ltd. (Japan)(b)	2,997	80,410
Chemicals — 2.3%
Novozymes A/S (Denmark)(a)(b)	4,266	214,537
Commercial Services — 2.2%
Automatic Data Processing, Inc.	1,046	82,927
MasterCard, Inc., Class A	1,070	78,613
Where Food Comes From, Inc.*(a)	16,616	38,050
Total Commercial Services		199,590
Computers — 3.6%
Apple, Inc.	1,869	173,686
EMC Corp.	2,625	69,142
Stratasys Ltd. (Israel)*(a)	420	47,725
Teradata Corp.*	1,111	44,662
Total Computers		335,215

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Cosmetics/Personal Care — 0.7%
Procter & Gamble Co. (The)	806	$63,344
Diversified Financial Services — 2.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,532	64,989
MarketAxess Holdings, Inc.	525	28,381
Outerwall, Inc.*(a)	1,206	71,576
WageWorks, Inc.*	918	44,257
Total Diversified Financial Services		209,203
Electronics — 1.1%
Thermo Fisher Scientific, Inc.	829	97,822
Environmental Control — 1.5%
Clean Harbors, Inc.*	1,296	83,268
Energy Recovery, Inc.*(a)	2,915	14,342
Tomra Systems ASA (Norway)(b)	4,491	36,961
Total Environmental Control		134,571
Food — 4.5%
Boulder Brands, Inc.*	2,798	39,676
Nestle SA (Switzerland)(b)	497	38,602
Sprouts Farmers Market, Inc.*(a)	1,713	56,049
SunOpta, Inc.*	3,002	42,268
United Natural Foods, Inc.*	2,157	140,421
WhiteWave Foods Co. (The)*	3,147	101,868
Total Food		418,884
Healthcare – Products — 0.9%
Covidien PLC (Ireland)	923	83,236
Healthcare – Services — 0.7%
Laboratory Corp. of America Holdings*	600	61,440
Internet — 2.4%
eBay, Inc.*	1,019	51,011
F5 Networks, Inc.*	591	65,861
Google, Inc., Class C*	86	49,474

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Internet — 2.4% (continued)
Google, Inc., Class A*	86	$50,282
Total Internet		216,628
Machinery – Diversified — 3.1%
Rockwell Automation, Inc.	495	61,954
Tennant Co.	845	64,491
Xylem, Inc.	4,066	158,899
Total Machinery – Diversified		285,344
Miscellaneous Manufacturing — 1.2%
AptarGroup, Inc.	1,094	73,309
Pure Technologies Ltd. (Canada)	5,615	37,733
Total Miscellaneous Manufacturing		111,042
Office Furnishings — 1.6%
Interface, Inc.	4,204	79,204
Steelcase, Inc., Class A	4,494	67,994
Total Office Furnishings		147,198
Pharmaceuticals — 3.7%
GlaxoSmithKline PLC (United Kingdom)(b)	1,608	85,996
Novartis AG (Switzerland)(b)	1,119	101,303
Perrigo Co. PLC	504	73,463
Teva Pharmaceutical Industries Ltd. (Israel)(b)	1,596	83,662
Total Pharmaceuticals		344,424
Real Estate — 0.6%
Jones Lang LaSalle, Inc.	468	59,151
Real Estate Investment Trusts — 1.9%
Prologis, Inc.	1,977	81,235
Vornado Realty Trust	898	95,843
Total Real Estate Investment Trusts		177,078

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Retail — 1.3%
CVS Caremark Corp.	1,249	$94,137
Target Corp.	450	26,078
Total Retail		120,215
Semiconductors — 3.4%
Cree, Inc.*	914	45,654
First Solar, Inc.*	625	44,413
IPG Photonics Corp.*(a)	933	64,190
NXP Semiconductor NV (Netherlands)*	874	57,841
SunEdison, Inc.*	2,535	57,291
Xilinx, Inc.	850	40,214
Total Semiconductors		309,603
Software — 1.5%
Adobe Systems, Inc.*	1,274	92,187
Fiserv, Inc.*	705	42,525
Total Software		134,712
Telecommunications — 1.4%
Corning, Inc.	2,691	59,068
Sierra Wireless, Inc. (Canada)*(a)	1,200	24,204
Telenor ASA (Norway)(b)	686	46,922
Total Telecommunications		130,194
Transportation — 2.6%
Canadian National Railway Co. (Canada)	2,258	146,815
Union Pacific Corp.	964	96,159
Total Transportation		242,974
Water — 1.6%
American Water Works Co., Inc.	1,614	79,812
Severn Trent PLC (United Kingdom)(a)(b)	2,186	72,228
Total Water		152,040
Total Common Stocks (Cost $4,215,342)		5,011,682

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares/ Principal	Value
ASSET BACKED SECURITIES — 15.0%
SBA, 4.09%, 07/25/38@	$142,979	$164,123
SBA, 4.15%, 02/25/39@	198,848	230,581
SBAP, Class 1, Series 2009-20H, 4.45%, 08/01/29	203,163	221,194
SBAP, Class 1, Series 2010-20A, 4.38%, 01/01/30	161,451	173,991
SBAP, Class 1, Series 2010-20B, 4.14%, 02/01/30	320,919	340,526
U.S. SBA, Class 1, Series 2010-10A, 4.11%, 03/10/20	232,844	249,229
Total Asset Backed Securities (Cost $1,393,657)		1,379,644
COMMERCIAL MORTGAGE BACKED SECURITY — 2.8%
Government National Mortgage Association, Class AC, Series 2011-109, 3.25%, 04/16/43 (Cost $266,977)	250,000	257,784
MUNICIPAL BOND — 3.3%
Allegheny County Residential Finance Authority, 0.14%, 11/01/35@ (Cost $300,000)	300,000	300,000
EXCHANGE TRADED FUNDS — 22.4%
Debt Fund — 11.9%
AdvisorShares Sage Core Reserves ETF†	11,005	1,098,409
Equity Fund — 10.5%
AdvisorShares Ranger Equity Bear ETF*†	1,000	11,780
First Trust Global Wind Energy ETF	2,200	29,348
Global X Lithium ETF	6,900	93,841
Guggenheim S&P Global Water Index ETF	2,300	69,299
iShares MSCI KLD 400 Social ETF(a)	5,300	387,748
PowerShares Cleantech Portfolio	2,400	78,888
PowerShares Global Clean Energy Portfolio(a)	11,500	160,310
PowerShares Water Resources Portfolio	3,700	98,383
PowerShares Wilderhill Clean Energy Portfolio(a)	5,900	40,651
Total Equity Fund		970,248
Total Exchange Traded Funds (Cost $1,982,249)		2,068,657

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
MONEY MARKET FUNDS — 2.4%
Federated Government Obligation Fund, Class IS, 0.01%(c)	61,418	$61,418
Fidelity Institutional Money Market Government Portfolio – Class I, 0.01%(c)	55,667	55,667
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.09%(c)	107,238	107,238
Total Money Market Funds (Cost $224,323)		224,323
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 6.1%
BNY Mellon Securities Lending Overnight Fund, 0.11%(d) (Cost $566,100)	566,100	566,100
Total Investments — 106.4% (Cost $8,948,648)		9,808,190
Liabilities in Excess of Other Assets — (6.4%)		(592,075)
Net Assets — 100.0%		$9,216,115

ETF — Exchange Traded Fund

PLC — Public Limited Company

*	Non-income producing security
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2014.
†	Affiliated Company
(a)	All or a portion of security is on loan; the aggregate market value of the securities on loan is $553,290; the aggregate market value of the collateral held by the fund is $566,100.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of June 30, 2014.
(d)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Backed Securities	15.0%
Auto Parts & Equipment	3.0
Banks	2.3
Beverages	0.4
Biotechnology	1.7
Building Materials	0.9
Chemicals	2.3
Commercial Mortgage Backed Security	2.8
Commercial Services	2.2
Computers	3.6
Cosmetics/Personal Care	0.7
Debt Fund	11.9
Diversified Financial Services	2.3
Electronics	1.1
Environmental Control	1.5
Equity Fund	10.5
Food	4.5
Healthcare – Products	0.9
Healthcare – Services	0.7
Internet	2.4
Machinery – Diversified	3.1
Miscellaneous Manufacturing	1.2
Money Market Funds	8.5
Municipal Bond	3.3
Office Furnishings	1.6
Pharmaceuticals	3.7
Real Estate	0.6
Real Estate Investment Trusts	1.9
Retail	1.3
Semiconductors	3.4
Software	1.5
Telecommunications	1.4
Transportation	2.6
Water	1.6
Total Investments	106.4
Liabilities in Excess of Other Assets	(6.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES INTERNATIONAL GOLD ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 96.7%
Commodity Fund — 96.7%
AdvisorShares Gartman Gold/British Pound ETF*†	26,100	$327,291
AdvisorShares Gartman Gold/Euro ETF*†	26,100	339,300
AdvisorShares Gartman Gold/Yen ETF*†	26,100	341,135
PowerShares DB Gold Fund*	5,350	238,075
Total Exchange Traded Funds (Cost $1,233,459)		1,245,801
MONEY MARKET FUND — 2.0%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Class, 0.03%(a) (Cost $25,673)	25,673	25,673
Total Investments — 98.7% (Cost $1,259,132)		1,271,474
Other Assets in Excess of Liabilities — 1.3%		16,361
Net Assets — 100.0%		$1,287,835

ETF — Exchange Traded Fund

*	Non-income producing security
†	Affiliated Company
(a)	Rate shown reflects the 7-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
COMMON STOCKS — 98.5%
Advertising — 0.3%
Interpublic Group of Cos., Inc. (The)	2,561	$49,965
Omnicom Group, Inc.	319	22,719
Total Advertising		72,684
Aerospace/Defense — 0.9%
Boeing Co. (The)	238	30,281
General Dynamics Corp.	197	22,960
L-3 Communications Holdings, Inc.	107	12,920
Lockheed Martin Corp.	152	24,431
Northrop Grumman Corp.	208	24,883
Raytheon Co.	423	39,022
Rockwell Collins, Inc.	329	25,708
United Technologies Corp.	410	47,335
Total Aerospace/Defense		227,540
Agriculture — 0.7%
Altria Group, Inc.	582	24,409
Archer-Daniels-Midland Co.	2,061	90,911
Lorillard, Inc.	447	27,253
Philip Morris International, Inc.	212	17,874
Reynolds American, Inc.	352	21,243
Total Agriculture		181,690
Airlines — 0.7%
Delta Air Lines, Inc.	794	30,744
Southwest Airlines Co.	5,596	150,308
Total Airlines		181,052
Apparel — 0.7%
NIKE, Inc., Class B	437	33,889
Ralph Lauren Corp.	464	74,560
Under Armour, Inc., Class A*	456	27,128
VF Corp.	714	44,982
Total Apparel		180,559

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Auto Manufacturers — 1.3%
Ford Motor Co.	8,130	$140,161
General Motors Co.	4,183	151,843
PACCAR, Inc.	515	32,358
Total Auto Manufacturers		324,362
Auto Parts & Equipment — 1.6%
BorgWarner, Inc.	1,747	113,887
Goodyear Tire & Rubber Co. (The)	5,308	147,456
Johnson Controls, Inc.	2,569	128,270
Total Auto Parts & Equipment		389,613
Banks — 4.2%
Bank of America Corp.	1,191	18,306
Bank of New York Mellon Corp. (The)	1,964	73,611
BB&T Corp.	1,221	48,144
Capital One Financial Corp.	337	27,836
Citigroup, Inc.	2,264	106,634
Comerica, Inc.	351	17,606
Fifth Third Bancorp	967	20,645
Goldman Sachs Group, Inc. (The)	386	64,632
Huntington Bancshares, Inc.	3,244	30,948
JPMorgan Chase & Co.	1,684	97,032
KeyCorp	1,221	17,497
M&T Bank Corp.	241	29,896
Morgan Stanley	4,670	150,981
Northern Trust Corp.	621	39,874
PNC Financial Services Group, Inc. (The)	264	23,509
Regions Financial Corp.	2,892	30,713
State Street Corp.	900	60,534
SunTrust Banks, Inc.	1,027	41,142
US Bancorp	534	23,133
Wells Fargo & Co.	1,028	54,032
Zions Bancorporation	2,392	70,492
Total Banks		1,047,197

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Beverages — 1.3%
Brown-Forman Corp., Class B	167	$15,726
Coca-Cola Co. (The)	321	13,598
Coca-Cola Enterprises, Inc.	991	47,350
Constellation Brands, Inc., Class A*	909	80,110
Dr Pepper Snapple Group, Inc.	365	21,382
Keurig Green Mountain, Inc.	650	80,996
Molson Coors Brewing Co., Class B	229	16,983
Monster Beverage Corp.*	460	32,674
PepsiCo, Inc.	189	16,885
Total Beverages		325,704
Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc.*	526	82,187
Amgen, Inc.	281	33,262
Biogen Idec, Inc.*	328	103,422
Celgene Corp.*	1,804	154,927
Gilead Sciences, Inc.*	1,848	153,218
Regeneron Pharmaceuticals, Inc.*	199	56,212
Total Biotechnology		583,228
Building Materials — 0.5%
Masco Corp.	5,772	128,138
Chemicals — 1.9%
Air Products & Chemicals, Inc.	207	26,624
Airgas, Inc.	289	31,475
CF Industries Holdings, Inc.	157	37,763
Dow Chemical Co. (The)	430	22,128
E.I. du Pont de Nemours & Co.	368	24,082
Eastman Chemical Co.	765	66,823
Ecolab, Inc.	292	32,511
FMC Corp.	594	42,287
International Flavors & Fragrances, Inc.	206	21,482
Monsanto Co.	401	50,021
PPG Industries, Inc.	115	24,167
Praxair, Inc.	231	30,686

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Chemicals — 1.9% (continued)
Sherwin-Williams Co. (The)	156	$32,278
Sigma-Aldrich Corp.	158	16,034
Total Chemicals		458,361
Coal — 0.0%**
CONSOL Energy, Inc.	203	9,352
Commercial Services — 2.7%
ADT Corp. (The)	868	30,328
Alliance Data Systems Corp.*	304	85,500
Automatic Data Processing, Inc.	252	19,978
Cintas Corp.	457	29,038
Equifax, Inc.	410	29,741
Iron Mountain, Inc.	509	18,044
MasterCard, Inc., Class A	848	62,303
McGraw Hill Financial, Inc.	879	72,983
Moody’s Corp.	568	49,791
Quanta Services, Inc.*	1,436	49,657
Robert Half International, Inc.	1,566	74,761
Total System Services, Inc.	1,580	49,628
Western Union Co. (The)	5,593	96,983
Total Commercial Services		668,735
Computers — 3.5%
Apple, Inc.	1,211	112,538
Cognizant Technology Solutions Corp., Class A*	1,993	97,478
Computer Sciences Corp.	468	29,578
EMC Corp.	3,740	98,512
Hewlett-Packard Co.	693	23,340
International Business Machines Corp.	624	113,112
NetApp, Inc.	3,199	116,827
SanDisk Corp.	1,603	167,401
Teradata Corp.*	1,490	59,898
Western Digital Corp.	385	35,536
Total Computers		854,220

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Cosmetics/Personal Care — 0.4%
Avon Products, Inc.	2,028	$29,629
Colgate-Palmolive Co.	250	17,045
Estee Lauder Cos., Inc. (The), Class A	320	23,763
Procter & Gamble Co. (The)	234	18,390
Total Cosmetics/Personal Care		88,827
Distribution/Wholesale — 0.9%
Fastenal Co.	657	32,515
Fossil Group, Inc.*	1,163	121,557
Genuine Parts Co.	200	17,560
W.W. Grainger, Inc.	189	48,057
Total Distribution/Wholesale		219,689
Diversified Financial Services — 5.8%
American Express Co.	632	59,958
Ameriprise Financial, Inc.	1,159	139,080
BlackRock, Inc.	253	80,859
Charles Schwab Corp. (The)	2,959	79,686
CME Group, Inc.	543	38,526
Discover Financial Services	1,995	123,650
E*TRADE Financial Corp.*	5,858	124,541
Franklin Resources, Inc.	2,281	131,933
Intercontinental Exchange, Inc.	539	101,817
Invesco Ltd.	3,056	115,364
Legg Mason, Inc.	2,970	152,391
NASDAQ OMX Group, Inc. (The)	3,311	127,871
T. Rowe Price Group, Inc.	904	76,306
Visa, Inc., Class A	361	76,066
Total Diversified Financial Services		1,428,048

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Electric — 1.2%
AES Corp. (The)	2,416	$37,569
Ameren Corp.	503	20,563
American Electric Power Co., Inc.	204	11,377
CMS Energy Corp.	503	15,668
Consolidated Edison, Inc.	142	8,199
Dominion Resources, Inc.	151	10,800
DTE Energy Co.	176	13,705
Duke Energy Corp.	139	10,312
Edison International	186	10,808
Integrys Energy Group, Inc.	207	14,724
NextEra Energy, Inc.	143	14,655
Northeast Utilities	335	15,835
Pepco Holdings, Inc.	418	11,487
PG&E Corp.	323	15,510
Pinnacle West Capital Corp.	246	14,229
Public Service Enterprise Group, Inc.	342	13,950
SCANA Corp.	249	13,399
Southern Co. (The)	214	9,711
TECO Energy, Inc.	512	9,462
Wisconsin Energy Corp.	229	10,745
Xcel Energy, Inc.	405	13,053
Total Electric		295,761
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	610	31,891
Emerson Electric Co.	481	31,919
Total Electrical Components & Equipment		63,810
Electronics — 1.3%
Agilent Technologies, Inc.	603	34,637
Amphenol Corp., Class A	268	25,819
FLIR Systems, Inc.	731	25,388
Honeywell International, Inc.	377	35,042
Jabil Circuit, Inc.	1,189	24,850
PerkinElmer, Inc.	1,280	59,955

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Electronics — 1.3% (continued)
Thermo Fisher Scientific, Inc.	707	$83,426
Waters Corp.*	303	31,645
Total Electronics		320,762
Engineering & Construction — 0.7%
Fluor Corp.	854	65,673
Jacobs Engineering Group, Inc.*	1,834	97,715
Total Engineering & Construction		163,388
Entertainment — 0.2%
International Game Technology	3,872	61,604
Environmental Control — 0.3%
Republic Services, Inc.	596	22,630
Stericycle, Inc.*	275	32,566
Waste Management, Inc.	365	16,326
Total Environmental Control		71,522
Food — 1.4%
Campbell Soup Co.	216	9,895
ConAgra Foods, Inc.	891	26,445
General Mills, Inc.	330	17,338
Hershey Co. (The)	189	18,403
JM Smucker Co. (The)	199	21,207
Kellogg Co.	247	16,228
Kraft Foods Group, Inc.	387	23,201
Kroger Co. (The)	1,247	61,639
McCormick & Co., Inc.	204	14,604
Mondelez International, Inc., Class A	894	33,623
Safeway, Inc.	416	14,285
Sysco Corp.	466	17,452
Tyson Foods, Inc., Class A	1,579	59,276
Whole Foods Market, Inc.	560	21,633
Total Food		355,229

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Forest Products & Paper — 0.7%
International Paper Co.	2,946	$148,685
MeadWestvaco Corp.	594	26,290
Total Forest Products & Paper		174,975
Gas — 0.2%
AGL Resources, Inc.	239	13,152
CenterPoint Energy, Inc.	414	10,574
NiSource, Inc.	421	16,562
Sempra Energy	120	12,565
Total Gas		52,853
Hand/Machine Tools — 0.3%
Snap-On, Inc.	334	39,586
Stanley Black & Decker, Inc.	314	27,575
Total Hand/Machine Tools		67,161
Healthcare – Products — 1.9%
Baxter International, Inc.	399	28,848
Becton Dickinson and Co.	224	26,499
Boston Scientific Corp.*	1,413	18,044
C.R. Bard, Inc.	405	57,919
CareFusion Corp.*	1,492	66,170
DENTSPLY International, Inc.	621	29,404
Edwards Lifesciences Corp.*	288	24,722
Hospira, Inc.*	526	27,021
Intuitive Surgical, Inc.*	44	18,119
Medtronic, Inc.	325	20,722
Patterson Cos., Inc.	722	28,526
St. Jude Medical, Inc.	453	31,370
Stryker Corp.	315	26,561
Varian Medical Systems, Inc.*	391	32,508
Zimmer Holdings, Inc.	287	29,808
Total Healthcare – Products		466,241

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Healthcare – Services — 2.3%
Aetna, Inc.	1,410	$114,323
Cigna Corp.	1,116	102,639
DaVita HealthCare Partners, Inc.*	425	30,736
Humana, Inc.	313	39,976
Laboratory Corp. of America Holdings*	431	44,134
Quest Diagnostics, Inc.	1,250	73,363
Tenet Healthcare Corp.*	442	20,747
UnitedHealth Group, Inc.	756	61,803
WellPoint, Inc.	767	82,537
Total Healthcare – Services		570,258
Home Builders — 0.7%
D.R. Horton, Inc.	4,977	122,334
Lennar Corp., Class A	317	13,308
PulteGroup, Inc.	1,774	35,764
Total Home Builders		171,406
Home Furnishings — 1.0%
Harman International Industries, Inc.	1,178	126,552
Whirlpool Corp.	913	127,108
Total Home Furnishings		253,660
Household Products/Wares — 0.2%
Avery Dennison Corp.	560	28,700
Clorox Co. (The)	169	15,447
Kimberly-Clark Corp.	148	16,460
Total Household Products/Wares		60,607
Housewares — 0.1%
Newell Rubbermaid, Inc.	1,065	33,004
Insurance — 5.1%
Aflac, Inc.	1,026	63,869
Allstate Corp. (The)	1,314	77,158
American International Group, Inc.	1,880	102,610
Assurant, Inc.	366	23,991
Berkshire Hathaway, Inc., Class B*	153	19,364

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Insurance — 5.1% (continued)
Chubb Corp. (The)	768	$70,787
Genworth Financial, Inc., Class A*	1,006	17,504
Hartford Financial Services Group, Inc. (The)	1,878	67,251
Lincoln National Corp.	2,499	128,549
Marsh & McLennan Cos., Inc.	584	30,263
MetLife, Inc.	1,844	102,453
Principal Financial Group, Inc.	2,666	134,580
Progressive Corp. (The)	1,417	35,935
Prudential Financial, Inc.	1,605	142,476
Torchmark Corp.	674	55,214
Travelers Cos., Inc. (The)	907	85,321
Unum Group	3,040	105,670
Total Insurance		1,262,995
Internet — 2.9%
Amazon.com, Inc.*	27	8,769
eBay, Inc.*	1,251	62,625
Expedia, Inc.	940	74,034
F5 Networks, Inc.*	753	83,914
Facebook, Inc., Class A*	940	63,253
Google, Inc., Class A*	163	95,301
Netflix, Inc.*	51	22,471
Priceline Group, Inc. (The)*	92	110,676
Symantec Corp.	2,624	60,090
TripAdvisor, Inc.*	436	47,376
VeriSign, Inc.*	1,304	63,648
Yahoo!, Inc.*	563	19,778
Total Internet		711,935
Iron/Steel — 0.2%
Allegheny Technologies, Inc.	280	12,628
Nucor Corp.	283	13,938
United States Steel Corp.	450	11,718
Total Iron/Steel		38,284

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Leisure Time — 0.5%
Carnival Corp. (Panama)	1,834	$69,050
Harley-Davidson, Inc.	900	62,865
Total Leisure Time		131,915
Lodging — 0.6%
Marriott International, Inc., Class A	397	25,448
Starwood Hotels & Resorts Worldwide, Inc.	149	12,042
Wyndham Worldwide Corp.	431	32,635
Wynn Resorts Ltd.	334	69,325
Total Lodging		139,450
Machinery – Construction & Mining — 0.1%
Caterpillar, Inc.	180	19,561
Machinery – Diversified — 1.2%
Cummins, Inc.	507	78,225
Deere & Co.	392	35,496
Flowserve Corp.	798	59,331
Rockwell Automation, Inc.	393	49,188
Roper Industries, Inc.	249	36,356
Xylem, Inc.	922	36,032
Total Machinery – Diversified		294,628
Media — 4.0%
Cablevision Systems Corp., Class A	1,954	34,488
CBS Corp., Class B	1,669	103,712
Comcast Corp., Class A	1,196	64,201
DIRECTV*	1,421	120,799
Discovery Communications, Inc., Class A*	957	71,086
Gannett Co., Inc.	3,841	120,262
News Corp., Class A*	459	8,235
Scripps Networks Interactive, Inc., Class A	710	57,609
Time Warner Cable, Inc.	237	34,910
Time Warner, Inc.	1,081	75,940
Time, Inc.*	135	3,270
Twenty-First Century Fox, Inc., Class A	3,894	136,874

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Media — 4.0% (continued)
Viacom, Inc., Class B	1,193	$103,469
Walt Disney Co. (The)	693	59,418
Total Media		994,273
Metal Fabricate/Hardware — 0.3%
Precision Castparts Corp.	260	65,624
Mining — 0.7%
Alcoa, Inc.	1,662	24,747
Freeport-McMoRan Copper & Gold, Inc.	4,154	151,621
Total Mining		176,368
Miscellaneous Manufacturing — 1.8%
3M Co.	236	33,805
Danaher Corp.	708	55,741
Dover Corp.	552	50,204
General Electric Co.	1,047	27,515
Illinois Tool Works, Inc.	270	23,641
Leggett & Platt, Inc.	2,137	73,256
Pall Corp.	310	26,471
Parker Hannifin Corp.	511	64,248
Textron, Inc.	2,198	84,162
Total Miscellaneous Manufacturing		439,043
Office/Business Equipment — 0.3%
Pitney Bowes, Inc.	1,254	34,636
Xerox Corp.	3,544	44,087
Total Office/Business Equipment		78,723
Oil & Gas — 7.8%
Anadarko Petroleum Corp.	130	14,231
Apache Corp.	158	15,898
Cabot Oil & Gas Corp.	3,075	104,981
Chesapeake Energy Corp.	4,723	146,791
Chevron Corp.	188	24,543
ConocoPhillips	440	37,721
Denbury Resources, Inc.	3,732	68,893

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Oil & Gas — 7.8% (continued)
Devon Energy Corp.	442	$35,095
Diamond Offshore Drilling, Inc.(a)	1,706	84,669
EOG Resources, Inc.	1,093	127,728
EQT Corp.	936	100,058
Exxon Mobil Corp.	108	10,874
Helmerich & Payne, Inc.	1,054	122,380
Hess Corp.	162	16,020
Marathon Oil Corp.	1,911	76,287
Marathon Petroleum Corp.	1,416	110,547
Murphy Oil Corp.	1,803	119,863
Newfield Exploration Co.*	2,686	118,721
Noble Energy, Inc.	258	19,985
Occidental Petroleum Corp.	161	16,523
Phillips 66	627	50,430
Pioneer Natural Resources Co.	111	25,509
QEP Resources, Inc.	836	28,842
Range Resources Corp.	292	25,389
Rowan Cos. PLC, Class A (United Kingdom)	4,543	145,058
Southwestern Energy Co.*	734	33,390
Tesoro Corp.	2,631	154,361
Valero Energy Corp.	2,120	106,212
Total Oil & Gas		1,940,999
Oil & Gas Services — 3.2%
Baker Hughes, Inc.	1,987	147,932
Cameron International Corp.*	1,924	130,274
FMC Technologies, Inc.*	2,077	126,842
Halliburton Co.	2,143	152,175
National Oilwell Varco, Inc.	999	82,268
NOW, Inc.*	249	9,016
Schlumberger Ltd.	1,195	140,950
Total Oil & Gas Services		789,457
Packaging & Containers — 1.1%
Ball Corp.	1,335	83,678

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Packaging & Containers — 1.1% (continued)
Bemis Co., Inc.	538	$21,875
Owens-Illinois, Inc.*	3,208	111,125
Sealed Air Corp.	1,515	51,768
Total Packaging & Containers		268,446
Pharmaceuticals — 3.7%
Abbott Laboratories	1,200	49,080
AbbVie, Inc.	448	25,285
Actavis PLC*	677	151,005
Allergan, Inc.	110	18,614
AmerisourceBergen Corp.	1,305	94,821
Bristol-Myers Squibb Co.	356	17,270
Cardinal Health, Inc.	526	36,063
Eli Lilly & Co.	191	11,874
Express Scripts Holding Co.*	1,675	116,128
Forest Laboratories, Inc.*	1,401	138,699
Johnson & Johnson	171	17,890
McKesson Corp.	522	97,202
Mead Johnson Nutrition Co.	200	18,634
Merck & Co., Inc.	162	9,372
Mylan, Inc.*	1,817	93,684
Pfizer, Inc.	441	13,089
Total Pharmaceuticals		908,710
Pipelines — 0.3%
Kinder Morgan, Inc.	477	17,296
ONEOK, Inc.	319	21,718
Spectra Energy Corp.	195	8,284
Williams Cos., Inc. (The)	635	36,963
Total Pipelines		84,261
Real Estate — 0.3%
CBRE Group, Inc., Class A*	2,117	67,829
Real Estate Investment Trust — 0.7%
American Tower Corp.	322	28,974
AvalonBay Communities, Inc.	88	12,513

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Real Estate Investment Trust — 0.7% (continued)
Boston Properties, Inc.	64	$7,563
Crown Castle International Corp.	118	8,763
Equity Residential	118	7,434
Essex Property Trust, Inc.	42	7,766
General Growth Properties, Inc.	321	7,563
HCP, Inc.	194	8,028
Host Hotels & Resorts, Inc.	433	9,530
Kimco Realty Corp.	315	7,239
Plum Creek Timber Co., Inc.	273	12,312
Public Storage	49	8,396
Simon Property Group, Inc.	50	8,314
Ventas, Inc.	128	8,205
Vornado Realty Trust	93	9,926
Washington Prime Group, Inc.*	25	468
Weyerhaeuser Co.	348	11,515
Total Real Estate Investment Trust		164,509
Retail — 9.7%
AutoNation, Inc.*	2,251	134,340
AutoZone, Inc.*	198	106,176
Bed Bath & Beyond, Inc.*	1,315	75,455
Best Buy Co., Inc.	4,947	153,406
CarMax, Inc.*	1,527	79,419
Chipotle Mexican Grill, Inc.*	51	30,218
Coach, Inc.	994	33,985
Costco Wholesale Corp.	184	21,189
CVS Caremark Corp.	922	69,491
Darden Restaurants, Inc.	471	21,793
Dollar General Corp.*	1,559	89,424
Dollar Tree, Inc.*	2,171	118,233
Family Dollar Stores, Inc.	354	23,414
GameStop Corp., Class A	3,476	140,674
Gap, Inc. (The)	1,992	82,807
Home Depot, Inc. (The)	1,229	99,500
Kohl’s Corp.	1,281	67,483

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Retail — 9.7% (continued)
L Brands, Inc.	1,000	$58,660
Lowe’s Cos., Inc.	2,100	100,779
Macy’s, Inc.	1,926	111,747
McDonald’s Corp.	211	21,256
Nordstrom, Inc.	713	48,434
O’Reilly Automotive, Inc.*	517	77,860
PetSmart, Inc.	1,311	78,398
PVH Corp.	417	48,622
Ross Stores, Inc.	901	59,583
Staples, Inc.	624	6,764
Starbucks Corp.	847	65,541
Target Corp.	683	39,580
Tiffany & Co.	438	43,910
TJX Cos., Inc. (The)	716	38,055
Tractor Supply Co.	640	38,656
Urban Outfitters, Inc.*	2,829	95,790
Walgreen Co.	725	53,744
Wal-Mart Stores, Inc.	336	25,224
Yum! Brands, Inc.	641	52,049
Total Retail		2,411,659
Savings & Loans — 0.2%
People’s United Financial, Inc.	3,630	55,067
Semiconductors — 4.3%
Altera Corp.	614	21,343
Analog Devices, Inc.	563	30,441
Applied Materials, Inc.	6,911	155,843
Broadcom Corp., Class A	2,637	97,885
Intel Corp.	1,358	41,962
KLA-Tencor Corp.	1,874	136,127
Lam Research Corp.	2,491	168,342
Linear Technology Corp.	599	28,195
Microchip Technology, Inc.(a)	794	38,755
Micron Technology, Inc.*	4,765	157,007

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Semiconductors — 4.3% (continued)
NVIDIA Corp.	1,517	$28,125
QUALCOMM, Inc.	1,173	92,902
Texas Instruments, Inc.	630	30,108
Xilinx, Inc.	706	33,401
Total Semiconductors		1,060,436
Software — 2.7%
Adobe Systems, Inc.*	256	18,524
Akamai Technologies, Inc.*	774	47,260
Autodesk, Inc.*	207	11,671
CA, Inc.	2,541	73,028
Cerner Corp.*	587	30,277
Citrix Systems, Inc.*	833	52,104
Dun & Bradstreet Corp. (The)	226	24,905
Electronic Arts, Inc.*	3,719	133,401
Fidelity National Information Services, Inc.	1,075	58,846
Fiserv, Inc.*	657	39,630
Intuit, Inc.	530	42,681
Microsoft Corp.	761	31,734
Oracle Corp.	1,490	60,390
Paychex, Inc.	456	18,951
Red Hat, Inc.*	464	25,645
salesforce.com, Inc.*	198	11,500
Total Software		680,547
Telecommunications — 1.4%
AT&T, Inc.	464	16,407
Cisco Systems, Inc.	2,173	53,999
Corning, Inc.	4,010	88,020
Frontier Communications Corp.	1,669	9,747
Harris Corp.	120	9,090
Juniper Networks, Inc.*	5,059	124,148
Motorola Solutions, Inc.	185	12,315
Verizon Communications, Inc.	708	34,642
Total Telecommunications		348,368

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Textiles — 0.3%
Mohawk Industries, Inc.*	606	$83,834
Toys/Games/Hobbies — 0.3%
Hasbro, Inc.	977	51,830
Mattel, Inc.	611	23,811
Total Toys/Games/Hobbies		75,641
Transportation — 2.2%
C.H. Robinson Worldwide, Inc.	418	26,664
CSX Corp.	1,230	37,896
Expeditors International of Washington, Inc.	454	20,049
FedEx Corp.	857	129,733
Kansas City Southern	400	43,004
Norfolk Southern Corp.	598	61,612
Ryder System, Inc.	1,149	101,215
Union Pacific Corp.	910	90,772
United Parcel Service, Inc., Class B	375	38,498
Total Transportation		549,443
Total Common Stocks (Cost $18,904,426)		24,393,245
MONEY MARKET FUND — 1.6%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.01%(b) (Cost $398,900)	398,900	398,900
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 0.2%
BNY Mellon Securities Lending Overnight Fund, 0.11%(c) (Cost $39,915)	39,915	39,915
Total Investments — 100.3% (Cost $19,343,241)		24,832,060
Liabilities in Excess of Other Assets — (0.3)%		(76,777)
Net Assets — 100.0%		$24,755,283

*	Non-income producing security
**	Less than 0.05%
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $38,848; the aggregate market value of the collateral held by the fund is $39,915.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.
(c)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

	% of Net Assets
Advertising	0.3%
Aerospace/Defense	0.9
Agriculture	0.7
Airlines	0.7
Apparel	0.7
Auto Manufacturers	1.3
Auto Parts & Equipment	1.6
Banks	4.2
Beverages	1.3
Biotechnology	2.4
Building Materials	0.5
Chemicals	1.9
Coal	0.0	**
Commercial Services	2.7
Computers	3.5
Cosmetics/Personal Care	0.4
Distribution/Wholesale	0.9
Diversified Financial Services	5.8
Electric	1.2
Electrical Components & Equipment	0.3
Electronics	1.3
Engineering & Construction	0.7
Entertainment	0.2
Environmental Control	0.3
Food	1.4
Forest Products & Paper	0.7
Gas	0.2
Hand/Machine Tools	0.3
Healthcare – Products	1.9
Healthcare – Services	2.3
Home Builders	0.7
Home Furnishings	1.0
Household Products/Wares	0.2
Housewares	0.1
Insurance	5.1
Internet	2.9
Iron/Steel	0.2
Leisure Time	0.5
Lodging	0.6
Machinery – Construction & Mining	0.1
Machinery – Diversified	1.2
Media	4.0

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2014

% of Net Assets
Metal Fabricate/Hardware	0.3%
Mining	0.7
Miscellaneous Manufacturing	1.8
Office/Business Equipment	0.3
Oil & Gas	7.8
Oil & Gas Services	3.2
Packaging & Containers	1.1
Pharmaceuticals	3.7
Pipelines	0.3
Real Estate	0.3
Real Estate Investment Trust	0.7
Retail	9.7
Savings & Loans	0.2
Semiconductors	4.3
Software	2.7
Telecommunications	1.4
Textiles	0.3
Toys/Games/Hobbies	0.3
Transportation	2.2
Money Market Fund	1.8
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

**	Less than 0.05%

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA GLOBAL BOND ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 99.0%
Debt Fund — 99.0%
AdvisorShares Peritus High Yield ETF†(a)	58,388	$3,112,080
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	32,178	3,837,548
iShares International Treasury Bond ETF	6,817	717,557
PIMCO 1 – 5 Year U.S. TIPS Index ETF(a)	4,453	238,547
PowerShares Build America Bond Portfolio(a)	24,568	720,334
PowerShares Emerging Markets Sovereign Debt Portfolio	67,594	1,971,041
PowerShares Financial Preferred Portfolio	119,078	2,167,220
PowerShares Insured National Municipal Bond Portfolio(a)	29,183	720,237
PowerShares International Corporate Bond Portfolio(a)	31,280	959,358
PowerShares Senior Loan Portfolio(a)	86,470	2,150,509
SPDR Barclays Convertible Securities ETF	34,437	1,739,069
SPDR DB International Government Inflation-Protected Bond ETF	11,676	724,029
Vanguard Intermediate-Term Government Bond ETF(a)	11,215	717,760
Vanguard Long-Term Government Bond ETF	10,264	728,128
Vanguard Mortgage-Backed Securities ETF	31,918	1,679,844
Vanguard Short-Term Bond ETF	8,868	712,455
WisdomTree Emerging Markets Corporate Bond Fund(a)	15,848	1,238,838
Total Exchange Traded Funds (Cost $23,212,515)		24,134,554
MONEY MARKET FUND — 1.2%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.01%(b) (Cost $299,026)	299,026	299,026
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 29.9%
BNY Mellon Securities Lending Overnight Fund, 0.11%(c) (Cost $7,299,078)	7,299,078	7,299,078
Total Investments — 130.1% (Cost $30,810,619)		31,732,658
Liabilities in Excess of Other Assets — (30.1)%		(7,349,967)
Net Assets — 100.0%		$24,382,691

ETF  —  Exchange Traded Fund

TIPS — Treasury Inflation Protected Securities

†	Affiliated Company
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $7,111,662; the aggregate market value of the collateral held by the fund is $7,299,078.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.
(c)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA GLOBAL BOND ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	99.0%
Money Market Fund	31.1
Total Investments	130.1
Liabilities in Excess of Other Assets	(30.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
COMMON STOCKS — 98.2%
Advertising — 0.5%
Publicis Groupe SA (France)(a)	2,465	$52,159
WPP PLC (United Kingdom)(a)	401	43,705
Total Advertising		95,864
Aerospace/Defense — 1.4%
Airbus Group NV (France)(a)	6,349	106,282
Embraer SA (Brazil)(a)	831	30,273
Rolls-Royce Holdings PLC (United Kingdom)*(a)	618	57,085
Safran SA (France)(a)	4,404	71,733
Total Aerospace/Defense		265,373
Airlines — 0.2%
Ryanair Holdings PLC (Ireland)*(a)	787	43,915
Apparel — 0.9%
Adidas AG (Germany)(a)	1,412	71,539
Gildan Activewear, Inc. (Canada)	304	17,900
LVMH Moet Hennessy Louis Vuitton SA (France)(a)	818	31,558
Prada SpA (Italy)(a)(b)	3,233	45,456
Total Apparel		166,453
Auto Manufacturers — 5.3%
Bayerische Motoren Werke AG (Germany)(a)	384	16,243
Daimler AG (Germany)(a)	1,048	98,103
Fiat SpA (Italy)*(a)	13,077	129,319
Fuji Heavy Industries Ltd. (Japan)(a)	2,535	141,149
Honda Motor Co. Ltd. (Japan)(a)	2,931	102,556
Nissan Motor Co. Ltd. (Japan)(a)	6,476	122,817
Porsche Automobil Holding SE (Germany)(a)(b)	9,947	103,349
Tata Motors Ltd. (India)(a)	2,832	110,618
Toyota Motor Corp. (Japan)(a)	1,150	137,609
Volkswagen AG (Germany)(a)	1,048	54,339
Total Auto Manufacturers		1,016,102
Auto Parts & Equipment — 2.3%
Bridgestone Corp. (Japan)(a)	5,997	104,563
Cie Generale des Etablissements Michelin (France)(a)	4,287	102,502
DENSO Corp. (Japan)(a)(b)	5,526	131,961
Magna International, Inc. (Canada)	993	106,996
Total Auto Parts & Equipment		446,022

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Banks — 12.9% (continued)
Akbank T.A.S. (Turkey)(a)	6,815	$50,022
Australia & New Zealand Banking Group Ltd. (Australia)(a)	583	18,335
Banco Bilbao Vizcaya Argentaria SA (Spain)(a)	10,099	128,964
Banco do Brasil SA (Brazil)(a)	5,808	64,992
Banco Santander SA (Spain)(a)(b)	9,339	97,312
Bancolombia SA (Colombia)(a)(b)	697	40,287
Bank of China Ltd. (China)(a)	8,234	91,644
Barclays PLC (United Kingdom)(a)	4,833	70,610
BNP Paribas SA (France)(a)	2,904	98,809
BOC Hong Kong Holdings Ltd. (Hong Kong)(a)(b)	1,484	85,924
China Construction Bank Corp. (China)(a)	6,457	91,164
Commerzbank AG (Germany)*(a)(b)	7,499	118,184
Credit Agricole SA (France)(a)	13,301	93,373
Credit Suisse Group AG (Switzerland)*(a)	4,280	121,424
DBS Group Holdings Ltd. (Singapore)(a)	1,356	73,156
HDFC Bank Ltd. (India)(a)	1,923	90,035
HSBC Holdings PLC (United Kingdom)(a)	1,786	90,729
ICICI Bank Ltd. (India)*(a)	1,926	96,107
Industrial & Commercial Bank of China Ltd. (China)(a)	7,270	91,638
Intesa Sanpaolo SpA (Italy)(a)	5,621	103,876
Lloyds Banking Group PLC (United Kingdom)*(a)	21,688	111,476
Malayan Banking Bhd (Malaysia)(a)	2,912	17,763
National Australia Bank Ltd. (Australia)(a)	870	13,468
Nordea Bank AB (Sweden)(a)(b)	4,669	65,459
PT Bank Mandiri Persero Tbk (Indonesia)(a)(b)	8,367	67,940
PT Bank Rakyat Indonesia Persero Tbk (Indonesia)(a)	4,370	75,470
Royal Bank of Scotland Group PLC (United Kingdom)*(a)	7,111	80,283
Societe Generale SA (France)(a)	8,683	90,998
Sumitomo Mitsui Trust Holdings, Inc. (Japan)(a)	14,571	65,715
Toronto-Dominion Bank (The) (Canada)(b)	520	26,733
UBS AG (Switzerland)*(c)	4,930	90,318
United Overseas Bank Ltd. (Singapore)(a)	1,694	61,306
Total Banks		2,483,514
Beverages — 0.8%
Ambev SA (Brazil)(a)	2,163	15,227
Carlsberg A/S, Class B (Denmark)(a)(b)	3,177	68,623
Coca-Cola Femsa SAB de CV (Mexico)(a)(b)	193	21,929
Fomento Economico Mexicano SAB de CV (Mexico)(a)	304	28,470

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Beverages — 0.8% (continued)
Heineken NV (Netherlands)(a)	609	$21,827
Total Beverages		156,076
Biotechnology — 0.2%
CSL Ltd. (Australia)*(a)(b)	1,403	44,068
Building Materials — 1.6%
Anhui Conch Cement Co. Ltd., Class H (China)(a)(b)	4,397	75,321
Asahi Glass Co. Ltd. (Japan)(a)(b)	8,171	47,310
CRH PLC (Ireland)(a)(b)	3,173	82,022
Holcim Ltd. (Switzerland)*(a)	6,208	108,702
Total Building Materials		313,355
Chemicals — 4.6%
Akzo Nobel NV (Netherlands)(a)	2,855	71,232
Asahi Kasei Corp. (Japan)(a)	6,071	92,036
BASF SE (Germany)(a)	412	47,998
Braskem SA (Brazil)(a)	7,129	91,608
Givaudan SA (Switzerland)(a)(b)	390	12,999
Koninklijke DSM NV (Netherlands)(a)(b)	3,834	70,009
Linde AG (Germany)(a)(b)	1,188	25,233
Lonza Group AG (Switzerland)*(a)	9,021	97,788
Methanex Corp. (Canada)	1,477	91,249
Sasol Ltd. (South Africa)(a)	831	49,129
Shin-Etsu Chemical Co. Ltd. (Japan)(a)	3,943	59,657
Sinopec Shanghai Petrochemical Co. Ltd. (China)(a)(b)	4,831	133,770
Syngenta AG (Switzerland)(a)	552	41,290
Total Chemicals		883,998
Coal — 0.6%
Yanzhou Coal Mining Co. Ltd. (China)(a)(b)	15,637	117,121
Commercial Services — 0.7%
Cielo SA (Brazil)(a)(b)	1,115	23,097
Experian PLC (Ireland)(a)	1,826	30,713
G4S PLC (United Kingdom)(a)(b)	1,438	31,895
Secom Co. Ltd. (Japan)(a)	2,813	42,941
Total Commercial Services		128,646

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Computers — 2.0%
Cap Gemini SA (France)(a)	1,948	$69,602
CGI Group, Inc., Class A (Canada)*(b)	1,906	67,625
Infosys Ltd. (India)(a)	859	46,188
Lenovo Group Ltd. (Hong Kong)(a)	5,506	149,708
Wipro Ltd. (India)(a)(b)	4,646	55,241
Total Computers		388,364
Cosmetics/Personal Care — 0.2%
Kao Corp. (Japan)(a)	751	29,717
Distribution/Wholesale — 2.1%
ITOCHU Corp. (Japan)(a)	5,102	131,172
Li & Fung Ltd. (Hong Kong)(a)	25,648	74,636
Sumitomo Corp. (Japan)(a)	9,633	129,564
Wolseley PLC (United Kingdom)(a)	11,098	60,706
Total Distribution/Wholesale		396,078
Diversified Financial Services — 3.2%
Aberdeen Asset Management PLC (United Kingdom)(a)	2,339	36,255
Daiwa Securities Group, Inc. (Japan)(a)	14,836	128,183
Deutsche Boerse AG (Germany)(a)(b)	6,580	50,863
ICAP PLC (United Kingdom)(a)(b)	4,084	52,724
Julius Baer Group Ltd. (Switzerland)*(a)(b)	11,951	97,879
Nomura Holdings, Inc. (Japan)(a)	21,640	152,129
ORIX Corp. (Japan)(a)	1,137	94,417
Total Diversified Financial Services		612,450
Electric — 1.9%
Empresa Nacional de Electricidad SA (Chile)(a)	1,331	60,161
Enersis SA (Chile)(a)	4,510	75,994
Huaneng Power International, Inc. (China)*(a)(b)	2,702	122,238
Korea Electric Power Corp. (South Korea)(a)	6,204	114,154
Total Electric		372,547
Electrical Components & Equipment — 0.7%
Hitachi Ltd. (Japan)(a)	1,086	79,702
Nidec Corp. (Japan)(a)	1,678	25,824
Schneider Electric SA (France)(a)	1,355	25,474
Total Electrical Components & Equipment		131,000

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Electronics — 1.8%
Koninklijke Philips NV (Netherlands)(b)(c)	1,451	$46,084
Kyocera Corp. (Japan)(a)	2,240	106,579
LG Display Co. Ltd. (South Korea)*(a)	9,103	143,554
Toshiba Corp. (Japan)(a)	1,636	45,710
Total Electronics		341,927
Energy – Alternate Sources — 0.5%
Vestas Wind Systems A/S (Denmark)*(a)(b)	6,046	101,512
Engineering & Construction — 0.2%
ABB Ltd. (Switzerland)*(a)	1,328	30,571
Vinci SA (France)(a)	928	17,316
Total Engineering & Construction		47,887
Food — 4.9%
Aryzta AG (Switzerland)*(a)	2,580	122,447
BRF SA (Brazil)(a)	2,724	66,220
Carrefour SA (France)(a)(b)	12,213	89,155
Cencosud SA (Chile)(a)	6,669	66,290
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil)(a)	1,438	66,623
Gruma SAB de CV (Mexico)*(a)(b)	2,097	100,342
JBS SA (Brazil)(a)(b)	16,962	116,359
Koninklijke Ahold NV (Netherlands)(a)	1,196	22,461
Marine Harvest ASA (Norway)(a)(b)	10,121	138,860
Metro AG (Germany)*(a)(b)	16,176	140,925
Seven & I Holdings Co. Ltd. (Japan)(a)	287	24,211
Total Food		953,893
Forest Products & Paper — 1.1%
Fibria Celulose SA (Brazil)*(a)(b)	4,265	41,456
Klabin SA (Brazil)(a)	2,643	26,192
Stora Enso OYJ (Finland)(a)	6,082	59,056
Svenska Cellulosa AB SCA (Sweden)(a)	3,131	81,375
Total Forest Products & Paper		208,079
Healthcare – Products — 0.7%
Luxottica Group SpA (Italy)(a)	430	24,923
Olympus Corp. (Japan)(a)	939	32,395
Smith & Nephew PLC (United Kingdom)(a)	246	21,963
Sysmex Corp. (Japan)(a)	3,353	62,969
Total Healthcare – Products		142,250

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Holding Companies – Diversified — 0.8%
Hutchison Whampoa Ltd. (Hong Kong)(a)	3,905	$106,997
KOC Holding AS (Turkey)(a)	1,562	37,878
Total Holding Companies – Diversified		144,875
Home Builders — 0.8%
Persimmon PLC (United Kingdom)(a)	2,591	113,564
Sekisui House Ltd. (Japan)(a)	3,230	44,089
Total Home Builders		157,653
Home Furnishings — 0.7%
Panasonic Corp. (Japan)(a)	11,016	134,175
Insurance — 5.5%
Aegon NV (Netherlands)(c)	6,816	59,776
AIA Group Ltd. (Hong Kong)(a)	3,110	62,635
Aviva PLC (United Kingdom)(a)	2,832	49,843
AXA SA (France)(a)	3,485	83,570
BB Seguridade Participacoes SA (Brazil)*(a)(b)	5,827	85,424
ING Groep NV (Netherlands)*(a)	6,931	97,173
Manulife Financial Corp. (Canada)	2,208	43,873
Ping An Insurance Group Co. of China Ltd. (China)(a)	7,068	108,989
Prudential PLC (United Kingdom)(a)	1,598	73,316
QBE Insurance Group Ltd. (Australia)(a)(b)	8,616	88,917
RSA Insurance Group PLC (United Kingdom)*(a)(b)	15,550	128,132
Sun Life Financial, Inc. (Canada)(b)	957	35,132
Tokio Marine Holdings, Inc. (Japan)(a)	4,113	135,935
Total Insurance		1,052,715
Internet — 1.9%
ASOS PLC (United Kingdom)*(a)(b)	499	25,514
Baidu, Inc. (China)*(a)	369	68,933
NetEase, Inc. (China)(a)	935	73,267
Qihoo 360 Technology Co. Ltd. (China)*(a)	510	46,940
Soufun Holdings Ltd.(a)	9,171	89,784
Tencent Holdings Ltd. (China)(a)	2,600	39,702
Yahoo Japan Corp. (Japan)(a)(b)	3,141	28,897
Total Internet		373,037
Iron/Steel — 3.3%
ArcelorMittal (Luxembourg)(b)(c)	7,263	108,437
Cia Siderurgica Nacional SA (Brazil)(a)(b)	26,417	112,536
Gerdau SA (Brazil)(a)	14,777	87,037

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Iron/Steel — 3.3% (continued)
POSCO (South Korea)(a)	1,096	$81,586
Ternium SA (Luxembourg)(a)	4,383	122,417
Vale SA (Brazil)(a)	9,278	122,748
Total Iron/Steel		634,761
Leisure Time — 0.7%
Carnival PLC (United Kingdom)(a)	1,950	74,003
SEGA Sammy Holdings, Inc. (Japan)(a)	11,586	57,003
Total Leisure Time		131,006
Lodging — 2.5%
Accor SA (France)(a)	6,535	67,964
Galaxy Entertainment Group Ltd. (Hong Kong)(a)(b)	1,347	107,625
Melco Crown Entertainment Ltd. (Hong Kong)(a)	3,426	122,342
Sands China Ltd. (Cayman Islands)(a)	1,473	111,757
Wynn Macau Ltd. (Cayman Islands)(a)	1,781	69,976
Total Lodging		479,664
Machinery – Construction & Mining — 0.3%
Atlas Copco AB, Class A (Sweden)(a)	1,261	36,657
Komatsu Ltd. (Japan)(a)	753	17,492
Total Machinery – Construction & Mining		54,149
Machinery – Diversified — 0.8%
Kone OYJ, Class B (Finland)(a)	1,574	32,818
Kubota Corp. (Japan)(a)	1,792	127,330
Total Machinery – Diversified		160,148
Media — 0.7%
British Sky Broadcasting Group PLC (United Kingdom)(a)	1,006	63,076
ITV PLC (United Kingdom)(a)	2,468	75,496
Total Media		138,572
Metal Fabricate/Hardware — 0.6%
Assa Abloy AB (Sweden)(a)	2,159	54,839
Vallourec SA (France)(a)(b)	7,883	70,395
Total Metal Fabricate/Hardware		125,234
Mining — 3.6%
Anglo American PLC (United Kingdom)(a)	1,990	24,417
BHP Billiton Ltd. (Australia)(a)(b)	952	65,164
MMC Norilsk Nickel OJSC (Russia)(a)	6,195	123,342
Newcrest Mining Ltd. (Australia)*(a)(b)	12,182	121,942

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Mining — 3.6% (continued)
Norsk Hydro ASA (Norway)(a)(b)	15,764	$85,599
Randgold Resources Ltd. (Jersey Islands)(a)	858	72,587
Rio Tinto PLC (United Kingdom)(a)(b)	1,313	71,270
Silver Wheaton Corp. (Canada)(b)	5,252	137,970
Total Mining		702,291
Miscellaneous Manufacturing — 1.1%
FUJIFILM Holdings Corp. (Japan)(a)	784	21,889
Orkla ASA (Norway)(a)(b)	12,694	114,119
Siemens AG (Germany)(a)	624	82,487
Total Miscellaneous Manufacturing		218,495
Oil & Gas — 4.4%
BG Group PLC (United Kingdom)(a)	962	20,539
BP PLC (United Kingdom)(a)	290	15,297
China Petroleum & Chemical Corp. (China)(a)	275	26,133
Encana Corp. (Canada)(b)	3,253	77,129
Enerplus Corp. (Canada)	6,159	155,084
Eni SpA (Italy)(a)	1,378	75,652
Imperial Oil Ltd. (Canada)(b)	1,017	53,525
PetroChina Co. Ltd. (China)(a)	272	34,149
Petroleo Brasileiro SA (Brazil)(a)	6,877	100,610
Royal Dutch Shell PLC (United Kingdom)(a)	717	59,059
Surgutneftegas OAO (Russia)*(a)	1,958	16,173
Vermilion Energy, Inc. (Canada)(b)	1,258	87,683
YPF SA (Argentina)(a)	3,845	125,655
Total Oil & Gas		846,688
Oil & Gas Services — 0.4%
Technip SA (France)(a)	2,915	79,886
Pharmaceuticals — 3.4%
Astellas Pharma, Inc. (Japan)(a)(b)	7,764	102,019
Bayer AG (Germany)(a)	269	38,002
Dr Reddy's Laboratories Ltd. (India)(a)	1,030	44,444
Grifols SA (Spain)(a)	1,867	82,241
Meda AB (Sweden)(a)(b)	4,659	80,508
Novo Nordisk A/S (Denmark)(a)	902	41,663
Sanofi (France)(a)	482	25,628
Shire PLC (Ireland)(a)	489	115,155

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Pharmaceuticals — 3.4% (continued)
Valeant Pharmaceuticals International, Inc. (Canada)*(b)	952	$120,066
Total Pharmaceuticals		649,726
Real Estate — 0.1%
Cheung Kong Holdings Ltd. (Hong Kong)(a)	1,283	22,739
Retail — 1.8%
Cie Financiere Richemont SA (Switzerland)(a)	4,157	43,565
Hennes & Mauritz AB (Sweden)(a)	1,616	14,059
Kering (France)(a)	2,898	63,205
Kingfisher PLC (United Kingdom)(a)	3,322	40,794
Marks & Spencer Group PLC (United Kingdom)(a)	1,901	27,603
Pandora A/S (Denmark)(a)(b)	6,151	117,607
Swatch Group AG (The) (Switzerland)(a)	1,219	36,863
Total Retail		343,696
Semiconductors — 3.5%
Advanced Semiconductor Engineering, Inc. (Taiwan)(a)	13,423	87,249
ARM Holdings PLC (United Kingdom)(a)	1,167	52,795
ASML Holding NV (Netherlands)(c)	1,354	126,288
Infineon Technologies AG (Germany)(a)	9,600	119,520
Siliconware Precision Industries Co. (Taiwan)(a)	14,162	116,270
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)	2,962	63,357
Tokyo Electron Ltd. (Japan)(a)	6,695	114,418
Total Semiconductors		679,897
Software — 0.5%
Open Text Corp. (Canada)	1,220	58,487
SAP AG (Germany)(a)	469	36,113
Total Software		94,600
Telecommunications — 7.0%
Alcatel-Lucent (France)*(a)	19,959	71,054
BT Group PLC (United Kingdom)(a)	536	35,178
China Telecom Corp. Ltd. (China)(a)	994	48,656
China Unicom Ltd. (Hong Kong)(a)(b)	5,987	91,781
Deutsche Telekom AG (Germany)(a)	4,411	77,281
KDDI Corp. (Japan)(a)(b)	6,748	102,907
MTN Group Ltd. (South Africa)(a)	1,662	35,234
Nippon Telegraph & Telephone Corp. (Japan)(a)	1,685	52,589
Nokia OYJ (Finland)(a)	14,004	105,870
Orange SA (France)(a)	7,619	120,380

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Telecommunications — 7.0% (continued)
PT Telekomunikasi Indonesia Tbk (Indonesia)(a)	525	$21,872
Singapore Telecommunications Ltd. (Singapore)(a)	617	19,133
SK Telecom Co. Ltd. (South Korea)(a)	2,245	58,235
SoftBank Corp. (Japan)(a)	1,659	62,378
Tele2 AB, Class B (Sweden)(a)	14,075	81,213
Telecom Argentina SA (Argentina)(a)	4,931	116,125
Telecom Italia SpA (Italy)*(a)	10,709	135,148
Telefonaktiebolaget LM Ericsson (Sweden)(a)	3,891	47,003
Telenor ASA (Norway)(a)	939	64,228
Total Telecommunications		1,346,265
Transportation — 2.0%
Canadian Pacific Railway Ltd. (Canada)(b)	671	121,545
Deutsche Post AG (Germany)(a)	1,196	43,319
East Japan Railway Co. (Japan)(a)	2,248	29,471
Royal Mail PLC (United Kingdom)*(a)	5,222	88,200
TNT Express NV (Netherlands)(a)	11,417	102,753
Total Transportation		385,288
Water — 0.5%
Veolia Environnement SA (France)(a)	5,116	97,204
Total Common Stocks (Cost $17,520,719)		18,938,975
PREFERRED STOCKS — 0.7%
Auto Manufacturers — 0.3%
Volkswagen AG, 0.00% (Germany)(a)(d)	990	51,926
Banks — 0.4%
Royal Bank of Scotland Group PLC, 6.62% (United Kingdom)(d)	3,325	78,802
Total Preferred Stocks (Cost $129,736)		130,728

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
MONEY MARKET FUND — 0.9%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.01%(d) (Cost $177,147)	177,147	$177,147
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 16.7%
BNY Mellon Securities Lending Overnight Fund, 0.11%(e) (Cost $3,210,703)	3,210,703	3,210,703
Total Investments — 116.5% (Cost $21,038,305)		22,457,553
Liabilities in Excess of Other Assets — (16.5)%		(3,178,905)
Net Assets — 100.0%		$19,278,648

PLC — Public Limited Company

*	Non-income producing security
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $3,119,705; the aggregate market value of the collateral held by the fund is $3,211,866. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,163.
(c)	Registered Shares.
(d)	Rate shown reflects the 7-day yield as of June 30, 2014.
(e)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	0.5%
Aerospace/Defense	1.4
Airlines	0.2
Apparel	0.9
Auto Manufacturers	5.6
Auto Parts & Equipment	2.3
Banks	13.3
Beverages	0.8
Biotechnology	0.2
Building Materials	1.6
Chemicals	4.6
Coal	0.6
Commercial Services	0.7
Computers	2.0
Cosmetics/Personal Care	0.2
Distribution/Wholesale	2.1
Diversified Financial Services	3.2
Electric	1.9
Electrical Components & Equipment	0.7
Electronics	1.8
Energy – Alternate Sources	0.5
Engineering & Construction	0.2
Food	4.9
Forest Products & Paper	1.1
Healthcare – Products	0.7
Holding Companies – Diversified	0.8
Home Builders	0.8
Home Furnishings	0.7
Insurance	5.5
Internet	1.9
Iron/Steel	3.3
Leisure Time	0.7
Lodging	2.5
Machinery – Construction & Mining	0.3
Machinery – Diversified	0.8
Media	0.7
Metal Fabricate/Hardware	0.6
Mining	3.6
Miscellaneous Manufacturing	1.1
Oil & Gas	4.4
Oil & Gas Services	0.4

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2014

% of Net Assets
Pharmaceuticals	3.4%
Real Estate	0.1
Retail	1.8
Semiconductors	3.5
Software	0.5
Telecommunications	7.0
Transportation	2.0
Water	0.5
Money Market Fund	17.6
Total Investments	116.5
Liabilities in Excess of Other Assets	(16.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 97.1%
Equity Fund — 97.1%
Guggenheim S&P 500 Equal Weight ETF	9,874	$757,434
iShares Core S&P 500 ETF	7,698	1,516,506
iShares Core S&P Mid-Cap ETF	5,312	760,041
iShares MSCI Emerging Markets ETF	35,807	1,547,937
iShares Russell 1000 ETF(a)	6,860	755,355
iShares S&P 100 ETF	8,678	750,907
iShares S&P 500 Growth ETF	14,361	1,510,634
iShares S&P 500 Value ETF(a)	17,093	1,543,156
iShares S&P MidCap 400 Value ETF(a)	12,032	1,527,101
iShares Select Dividend ETF	10,107	778,037
PowerShares QQQ Trust, Series 1	8,106	761,234
SPDR S&P Emerging Markets SmallCap ETF	15,388	774,016
Vanguard FTSE All-World ex-US ETF(a)	14,640	765,526
WisdomTree Dividend ex-Financials Fund	10,521	778,449
WisdomTree LargeCap Dividend Fund	10,836	766,972
Total Exchange Traded Funds (Cost $14,809,866)		15,293,305
MONEY MARKET FUND — 3.1%
Dreyfus Institutional Reserves Treasury Fund – Institutional Class, 0.00%(b) (Cost $483,352)	483,352	483,352
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 9.9%
BNY Mellon Securities Lending Overnight Fund, 0.11%(c) (Cost $1,566,357)	1,566,357	1,566,357
Total Investments — 110.1% (Cost $16,859,575)		17,343,014
Liabilities in Excess of Other Assets — (10.1)%		(1,593,432)
Net Assets — 100.0%		$15,749,582

ETF —  Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,532,683; the aggregate market value of the collateral held by the fund is $1,566,357.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.
(c)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	97.1%
Money Market Fund	13.0
Total Investments	110.1
Liabilities in Excess of Other Assets	(10.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments

June 30, 2014

Investments	Principal	Value
CORPORATE BONDS — 20.4%
Consumer Discretionary — 2.2%
American Axle & Manufacturing, Inc., 5.13%, 02/15/19	$115,000	$121,325
Boyd Gaming Corp., 9.13%, 12/01/18	210,000	224,437
Dish DBS Corp., 4.63%, 07/15/17	230,000	244,663
DR Horton, Inc., 3.63%, 02/15/18	320,000	328,800
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18‡	290,000	300,150
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20‡	165,000	170,362
Hyatt Hotels Corp., 3.88%, 08/15/16	35,000	36,907
MGM Resorts International, 7.63%, 01/15/17	165,000	186,863
QVC, Inc., 3.13%, 04/01/19	505,000	514,154
Rent-A-Center, Inc., 6.63%, 11/15/20(a)	175,000	183,094
Time Warner Cable, Inc., 6.75%, 07/01/18	205,000	242,795
Toll Brothers Finance Corp., 4.00%, 12/31/18	375,000	387,187
Weyerhaeuser Real Estate Co., 4.38%, 06/15/19‡	70,000	70,438
Wyndham Worldwide Corp., 2.50%, 03/01/18	450,000	457,261
Total Consumer Discretionary		3,468,436
Energy — 0.7%
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 04/15/21‡	210,000	215,250
Forest Oil Corp., 7.25%, 06/15/19(a)	92,000	91,540
NGL Energy Partners LP/NGL Energy Finance Corp., 5.13%, 07/15/19‡	160,000	161,200
Parker Drilling Co., 6.75%, 07/15/22‡	100,000	104,500
Plains Exploration & Production Co., 6.50%, 11/15/20	210,000	235,462
QEP Resources, Inc., 6.88%, 03/01/21	225,000	253,688
Total Energy		1,061,640
Financials — 9.7%
Ally Financial, Inc., 3.50%, 07/18/16	450,000	465,750
American International Group, Inc., 3.38%, 08/15/20	335,000	348,590
Associated Banc-Corp., 5.13%, 03/28/16	60,000	63,932
Associates Corp. of North America, 6.95%, 11/01/18	415,000	496,085
Aviation Capital Group Corp., 3.88%, 09/27/16‡	335,000	346,911
Bank of America Corp., 2.00%, 01/11/18	235,000	236,717
Bank of America Corp., 5.49%, 03/15/19	66,000	74,369

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Financials — 9.7% (continued)
Bank of America Corp., Series L, 5.65%, 05/01/18	$200,000	$226,905
Barclays Bank PLC, 5.20%, 07/10/14 (United Kingdom)	100,000	100,091
Bear Stearns Cos. LLC (The), 7.25%, 02/01/18	75,000	89,328
Capital One Financial Corp., 6.15%, 09/01/16	400,000	442,893
CNA Financial Corp., 5.85%, 12/15/14	100,000	102,509
Corporate Office Properties LP, 3.70%, 06/15/21	460,000	460,448
Countrywide Financial Corp., 6.25%, 05/15/16	130,000	141,922
DDR Corp., 7.88%, 09/01/20	180,000	228,054
DDR Corp., 3.50%, 01/15/21	145,000	147,885
E*Trade Financial Corp., 6.38%, 11/15/19	175,000	190,312
Fifth Third Bancorp, 4.50%, 06/01/18	321,000	350,559
Ford Motor Credit Co. LLC, 8.13%, 01/15/20	455,000	581,614
General Electric Capital Corp., Series G, 5.63%, 05/01/18	295,000	338,317
Genworth Holdings, Inc., 7.63%, 09/24/21	200,000	250,933
Goldman Sachs Group, Inc. (The), 5.63%, 01/15/17	670,000	737,801
HCP, Inc., 3.75%, 02/01/19	175,000	186,663
Health Care REIT, Inc., 4.70%, 09/15/17	220,000	240,843
Healthcare Trust of America Holdings LP, 3.38%, 07/15/21	150,000	150,314
HSBC Finance Corp., 6.68%, 01/15/21	225,000	269,443
HSBC USA, Inc., 1.63%, 01/16/18	200,000	200,619
HSBC USA, Inc., 2.63%, 09/24/18	225,000	232,245
Huntington Bancshares, Inc., 7.00%, 12/15/20	200,000	242,888
International Lease Finance Corp., 3.88%, 04/15/18	390,000	400,481
iStar Financial, Inc., 4.00%, 11/01/17	410,000	413,588
Jefferies Group LLC, 5.13%, 04/13/18	275,000	301,818
JPMorgan Chase & Co., 6.13%, 06/27/17	280,000	315,530
Lazard Group LLC, 4.25%, 11/14/20	275,000	288,518
Lincoln National Corp., 8.75%, 07/01/19	125,000	162,240
Lincoln National Corp., 6.05%, 04/20/67@	100,000	101,625
Morgan Stanley, 5.55%, 04/27/17	425,000	472,955
Morgan Stanley, 2.13%, 04/25/18	180,000	182,143
National Retail Properties, Inc., 5.50%, 07/15/21	250,000	285,458
Nationstar Mortgage LLC, 6.50%, 08/01/18	235,000	243,225
Navient Corp., 4.88%, 06/17/19	285,000	294,433

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Financials — 9.7% (continued)
Prudential Financial, Inc., 5.20%, 03/15/44@	$300,000	$307,125
Regions Financial Corp., 5.75%, 06/15/15	325,000	339,760
Santander Holdings USA, Inc., 3.00%, 09/24/15	115,000	118,156
SBA Tower Trust, 2.93%, 12/15/17‡	725,000	740,177
Senior Housing Properties Trust, 3.25%, 05/01/19	415,000	420,747
State Street Corp., 4.96%, 03/15/18	300,000	329,409
Ventas Realty LP, 4.00%, 04/30/19	310,000	333,408
Voya Financial, Inc., 2.90%, 02/15/18	365,000	378,553
Wells Fargo & Co., 5.13%, 09/15/16	75,000	81,930
Willis North America, Inc., 6.20%, 03/28/17	250,000	275,026
Zions Bancorporation, 4.50%, 03/27/17	195,000	208,240
Total Financials		14,939,485
Health Care — 0.9%
Catamaran Corp., 4.75%, 03/15/21 (Canada)	120,000	121,500
Community Health Systems, Inc., 5.13%, 08/15/18	170,000	178,712
Express Scripts Holding Co., 3.50%, 11/15/16	150,000	159,359
Forest Laboratories, Inc., 4.38%, 02/01/19‡	200,000	216,262
HCA, Inc., 3.75%, 03/15/19	160,000	161,800
HCA, Inc., 6.50%, 02/15/20	185,000	208,587
Tenet Healthcare Corp., 6.25%, 11/01/18	150,000	167,063
Tenet Healthcare Corp., 5.00%, 03/01/19‡(a)	60,000	60,975
Tenet Healthcare Corp., 6.00%, 10/01/20	105,000	114,188
Total Health Care		1,388,446
Industrials — 4.9%
ADT Corp. (The), 6.25%, 10/15/21(a)	355,000	377,187
America West Airlines 1999-1 Pass-Through Trust, Series 991G, 7.93%, 01/02/19	429,638	477,972
America West Airlines 2001-1 Pass-Through Trust, Series 011G, 7.10%, 04/02/21	1,109,615	1,231,673
Atlas Air 2000-1 Class A Pass-Through Trust, Series 00-1, 8.71%, 01/02/19	521,976	548,075
Continental Airlines 1997-4 Class A Pass-Through Trust, Series 974A, 6.90%, 01/02/18	339,716	365,194
Continental Airlines 1998-1 Class A Pass-Through Trust, Series 981A, 6.65%, 09/15/17	312,691	332,015

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Industrials — 4.9% (continued)
Continental Airlines 1999-1 Class A Pass-Through Trust, Series 991A, 6.55%, 02/02/19	$337,804	$374,523
Continental Airlines 1999-2 Class C-2 Pass-Through Trust, Series AMBC, 6.24%, 03/15/20	251,349	282,768
Continental Airlines 2000-1 Class A-1 Pass-Through Trust, Series 00A1, 8.05%, 11/01/20	319,506	367,624
Delta Air Lines 2012-1 Class A Pass-Through Trust, Series A, 4.75%, 05/07/20	322,845	350,287
Delta Air Lines Class A Pass-Through Trust, Series 2010-2A, 4.95%, 05/23/19	761,356	829,878
Deluxe Corp., 7.00%, 03/15/19	170,000	182,750
HD Supply, Inc., 8.13%, 04/15/19	170,000	187,638
Northwest Airlines 2002-1 Class G-2 Pass-Through Trust, Series 02-1, 6.26%, 11/20/21	439,534	475,444
Textron, Inc., 4.63%, 09/21/16	400,000	429,002
UAL 2009-2a Pass-Through Trust, Series 09-2, 9.75%, 01/15/17	543,882	622,745
United Rentals North America, Inc., 7.38%, 05/15/20	150,000	166,500
Total Industrials		7,601,275
Information Technology — 0.4%
Dun & Bradstreet Corp. (The), 3.25%, 12/01/17(a)	300,000	310,903
Equinix, Inc., 4.88%, 04/01/20	175,000	180,250
Sanmina Corp., 4.38%, 06/01/19‡	135,000	135,169
Total Information Technology		626,322
Materials — 0.4%
Hexion US Finance Corp., 6.63%, 04/15/20	175,000	186,375
Huntsman International LLC, 4.88%, 11/15/20(a)	200,000	208,000
International Paper Co., 9.38%, 05/15/19	75,000	99,412
Reynolds Group Issuer LLC, 7.88%, 08/15/19	150,000	164,063
Total Materials		657,850
Telecommunication Services — 1.0%
AT&T, Inc., 3.88%, 08/15/21	210,000	223,758
Frontier Communications Corp., 7.13%, 03/15/19	250,000	285,000
Qwest Corp., 6.50%, 06/01/17	75,000	85,327
Sprint Communications, Inc., 6.00%, 12/01/16	170,000	185,512

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Telecommunication Services — 1.0% (continued)
T-Mobile USA, Inc., 6.46%, 04/28/19	$275,000	$290,125
Verizon Communications, Inc., 2.50%, 09/15/16	45,000	46,408
Verizon Communications, Inc., 3.65%, 09/14/18	50,000	53,526
Verizon Communications, Inc., 2.55%, 06/17/19	200,000	203,127
Verizon Communications, Inc., 4.60%, 04/01/21	125,000	138,081
Total Telecommunication Services		1,510,864
Utilities — 0.2%
Energy Transfer Partners LP, 4.15%, 10/01/20	250,000	264,661
Total Corporate Bonds (Cost $30,997,715)		31,518,979
FOREIGN BONDS — 5.2%
Consumer Discretionary — 0.1%
Wynn Macau Ltd., 5.25%, 10/15/21 (Cayman Islands)‡	210,000	216,300
Consumer Staples — 0.3%
Coca-Cola Femsa SAB de CV, 2.38%, 11/26/18 (Mexico)	470,000	476,840
Energy — 0.7%
Petrobras International Finance Co., 3.50%, 02/06/17 (Brazil)	400,000	411,600
Petroleos Mexicanos, 6.00%, 03/05/20 (Mexico)	350,000	402,150
Weatherford Bermuda Holdings Ltd., 9.63%, 03/01/19 (Bermuda)	150,000	197,038
Total Energy		1,010,788
Financials — 2.3%
Aircastle Ltd., 4.63%, 12/15/18 (Bermuda)	285,000	294,263
Aircastle Ltd., 6.25%, 12/01/19 (Bermuda)	250,000	275,000
Aircastle Ltd., 5.13%, 03/15/21 (Bermuda)	210,000	217,875
Banco Santander Brasil SA, 4.50%, 04/06/15 (Brazil)	250,000	256,250
Banco Santander Chile, 2.11%, 06/07/18 (Chile)@‡	200,000	204,500
Caixa Economica Federal, 4.25%, 05/13/19 (Brazil)‡	395,000	399,740
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.25%, 01/14/19 (Netherlands)	300,000	304,145
Corp. Andina de Fomento, 3.75%, 01/15/16 (Supranational)	100,000	104,512
Intesa Sanpaolo SpA, 3.13%, 01/15/16 (Italy)	200,000	205,658
Korea Finance Corp., 4.63%, 11/16/21 (South Korea)	375,000	413,824

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Financials — 2.3% (continued)
Macquarie Group Ltd., 6.00%, 01/14/20 (Australia)‡	$45,000	$51,038
Royal Bank of Scotland Group PLC, 6.40%, 10/21/19 (United Kingdom)	350,000	412,587
Schaeffler Finance BV, 4.25%, 05/15/21 (Germany)‡	375,000	375,937
XL Group PLC, Series E, 6.50%, 12/29/49 (Ireland)@	105,000	103,950
Total Financials		3,619,279
Foreign Government — 0.2%
Australia Government Bond, Series 130, 4.75%, 06/15/16 (Australia)	385,000	378,715
Health Care — 0.1%
Valeant Pharmaceuticals International, Inc., 6.75%, 08/15/18 (Canada)‡	85,000	91,800
Industrials — 0.3%
Air Canada 2013-1 Class B Pass-Through Trust, 5.38%, 05/15/21 (Canada)‡	318,285	329,425
Bombardier, Inc., 4.75%, 04/15/19 (Canada)‡	65,000	66,219
Total Industrials		395,644
Materials — 0.2%
Methanex Corp., 3.25%, 12/15/19 (Canada)	100,000	102,514
Vale Overseas Ltd., 4.38%, 01/11/22 (Brazil)	170,000	175,389
Total Materials		277,903
Telecommunication Services — 0.5%
Millicom International Cellular SA, 6.63%, 10/15/21 (Luxembourg)‡	280,000	302,400
Telefonica Emisiones SAU, 6.42%, 06/20/16 (Spain)	100,000	110,141
Wind Acquisition Finance SA, 4.75%, 07/15/20 (Luxembourg)‡	375,000	378,750
Total Telecommunication Services		791,291
Utilities — 0.5%
Majapahit Holding BV, 7.75%, 01/20/20 (Indonesia)‡	245,000	287,875
State Grid Overseas Investment 2014 Ltd., 2.75%, 05/07/19 (China)‡	500,000	504,635
Total Utilities		792,510
Total Foreign Bonds (Cost $7,951,349)		8,051,070

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
ASSET BACKED SECURITIES — 22.7%
American Homes 4 Rent, Class A, Series 2014-SFR1, 1.25%, 06/17/31@‡	$280,000	$280,638
AmeriCredit Automobile Receivables Trust, Class C, Series 2014-2, 2.18%, 06/08/20	500,000	502,217
AmeriCredit Automobile Receivables Trust, Class D, Series 2011-2, 4.00%, 05/08/17	955,000	982,261
AmeriCredit Automobile Receivables Trust, Class D, Series 2012-4, 2.68%, 10/09/18	1,050,000	1,078,682
AmeriCredit Automobile Receivables Trust, Class D, Series 2013-2, 2.42%, 05/08/19	575,000	581,843
AmeriCredit Automobile Receivables Trust, Class D, Series 2014-1, 2.54%, 06/08/20	500,000	503,129
Asset Backed Funding Certificates Trust, Class A6, Series 2005-AQ1, 4.78%, 06/25/35#	291,060	300,360
Associates Manufactured Housing Pass-Through Certificates, Class B1, Series 1996-1, 8.00%, 03/15/27@	420,475	461,125
Avis Budget Rental Car Funding AESOP LLC, Class A, Series 2012-3A, 2.10%, 03/20/19‡	500,000	505,946
Avis Budget Rental Car Funding AESOP LLC, Class A, Series 2013-1A, 1.92%, 09/20/19‡	140,000	140,071
Banc of America Funding Trust, Class 1A1, Series 2005-1, 5.50%, 02/25/35	408,935	425,559
BankAmerica Manufactured Housing Contract Trust, Class B1, Series 1998-1, 7.81%, 08/10/25@	435,256	468,142
Bayview Financial Acquisition Trust, Class 1A2, Series 2007-A, 6.21%, 05/28/37#	691,352	740,116
Beacon Container Finance LLC, Class A, Series 2012-1A, 3.72%, 09/20/27‡	732,004	748,131
California Republic Auto Receivables Trust, Class B, Series 2014-2, 2.34%, 04/15/20	500,000	500,771
Capital Auto Receivables Asset Trust, Class C, Series 2013-4, 2.67%, 02/20/19	340,000	346,345
CarFinance Capital Auto Trust, Class B, Series 2013-2A, 3.15%, 08/15/19‡	350,000	355,244
CarFinance Capital Auto Trust, Class B, Series 2014-1A, 2.72%, 04/15/20‡	200,000	200,735
CarFinance Capital Auto Trust, Class D, Series 2014-1A, 4.90%, 04/15/20‡	415,000	426,882

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
ASSET BACKED SECURITIES — 22.7% (continued)
CarMax Auto Owner Trust, Class B, Series 2012-1, 1.76%, 08/15/17	$500,000	$508,598
CarMax Auto Owner Trust, Class C, Series 2014-2, 2.08%, 01/15/20	425,000	426,543
CCG Receivables Trust, Class B, Series 2014-1, 2.15%, 11/15/21‡	420,000	422,336
Centex Home Equity Loan Trust, Class AF5, Series 2004-D, 5.35%, 09/25/34#	438,000	465,834
Chase Funding Trust Series, Class 1A4, Series 2004-2, 5.32%, 02/26/35	1,314,919	1,333,184
Citicorp Residential Mortgage Trust Series, Class A4, Series 2006-1, 5.94%, 07/25/36#	605,758	635,137
Citicorp Residential Mortgage Trust Series, Class A6, Series 2007-2, 5.75%, 06/25/37#	694,556	722,737
CKE Restaurant Holdings, Inc., Class A2, Series 2013-1A, 4.47%, 03/20/43‡	304,188	312,863
Conseco Financial Corp., Class B1, Series 1995-5, 7.30%, 09/15/26@	702,046	749,109
Countrywide Asset-Backed Certificates, Class A3, Series 2004-S1, 5.12%, 02/25/35#	931,494	954,334
Cronos Containers Program Ltd., Class A, Series 2012-2A, 3.81%, 09/18/27 (Bermuda)‡	247,500	248,755
Domino's Pizza Master Issuer LLC, Class A2, Series 2012-1A, 5.22%, 01/25/42‡	265,719	285,866
Drug Royalty II LP 2, Class A2, Series 2014-1, 3.48%, 07/15/23‡	450,000	449,993
DT Auto Owner Trust, Class C, Series 2013-2A, 3.06%, 09/16/19‡	500,000	507,896
DT Auto Owner Trust, Class C, Series 2014-2A, 2.46%, 01/15/20‡	300,000	300,427
Exeter Automobile Receivables Trust, Class B, Series 2013-2A, 3.09%, 07/16/18‡	180,000	184,531
Exeter Automobile Receivables Trust, Class C, Series 2013-1A, 3.52%, 02/15/19‡	500,000	518,993
Exeter Automobile Receivables Trust, Class C, Series 2014-1A, 3.57%, 07/15/19‡	550,000	566,154
Exeter Automobile Receivables Trust, Class C, Series 2014-2A, 3.26%, 12/16/19‡	500,000	503,402
Federal Home Loan Mortgage Corporation, Class M2, Series 2014-DN2, 1.80%, 04/25/24@	500,000	503,815
GSAA Trust, Class AF4, Series 2005-1, 5.62%, 11/25/34#	260,489	278,599
Hilton Grand Vacations Trust, Class A, Series 2013-A, 2.28%, 01/25/26‡	210,378	213,313

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
ASSET BACKED SECURITIES — 22.7% (continued)
Hilton Grand Vacations Trust, Class A, Series 2014-AA, 1.77%, 11/25/26‡	$440,000	$440,508
Honda Auto Receivables Owner Trust, Class A4, Series 2011-3, 1.17%, 12/21/17	750,000	753,164
Hyundai Auto Receivables Trust, Class D, Series 2014-B, 2.51%, 12/15/20	425,000	426,366
JPMorgan Mortgage Trust, Class 2A2, Series 2014-2, 3.50%, 06/25/29@‡	320,000	332,300
LEAF Receivables Funding 9 LLC, Class D, Series 2013-1, 5.11%, 09/15/21‡	345,000	353,315
Marriott Vacation Club Owner Trust, Class A, Series 2012-1A, 2.51%, 05/20/30‡	1,331,270	1,356,961
MASTR Asset Securitization Trust, Class 4A5, Series 2003-5, 5.50%, 06/25/33	761,826	811,958
Mid-State Trust, Class A4, Series 1997-6, 7.79%, 07/01/35	444,977	479,140
New Residential Mortgage Loan Trust, Class A, Series 2014-1A, 3.75%, 01/25/54@‡	226,407	235,509
OneMain Financial Issuance Trust, Class A, Series 2014-1A, 2.43%, 06/18/24‡	330,000	329,993
Residential Funding Mortgage Securities II Home Loan Trust, Class AIIB, Series 2003-HS2, 0.40%, 06/25/28@	198,633	188,101
Santander Drive Auto Receivables Trust, Class A3, Series 2012-5, 0.83%, 12/15/16	152,306	152,454
Santander Drive Auto Receivables Trust, Class C, Series 2012-3, 3.01%, 04/16/18	260,000	266,678
Santander Drive Auto Receivables Trust, Class C, Series 2012-4, 2.94%, 12/15/17	360,000	369,013
Santander Drive Auto Receivables Trust, Class C, Series 2013-3, 1.81%, 04/15/19	600,000	604,044
Santander Drive Auto Receivables Trust, Class C, Series 2014-3, 2.13%, 08/17/20	600,000	601,140
Santander Drive Auto Receivables Trust, Class D, Series 2012-2, 3.87%, 02/15/18	300,000	312,436
Santander Drive Auto Receivables Trust, Class D, Series 2012-6, 2.52%, 09/17/18	350,000	358,233
Sierra Receivables Funding Co. LLC, Class A, Series 2014-1A, 2.07%, 03/20/30‡	456,277	457,408
Sierra Timeshare Receivables Funding LLC, Class B, Series 2012-2A, 3.42%, 03/20/29‡	273,745	280,250

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
ASSET BACKED SECURITIES — 22.7% (continued)
Silverleaf Finance XV LLC, Class A, Series 2012-D, 3.00%, 03/17/25‡	$286,545	$290,162
SLM Private Education Loan Trust, Class A2A, Series 2013-B, 1.85%, 06/17/30‡	500,000	494,449
SLM Private Education Loan Trust, Class A2A, Series 2013-C, 2.94%, 10/15/31‡	270,000	278,449
SNAAC Auto Receivables Trust, Class C, Series 2014-1A, 2.21%, 01/15/20‡	330,000	331,155
Structured Asset Securities Corp., Class A3A, Series 2004-4XS, 5.00%, 02/25/34#	742,731	789,478
Structured Asset Securities Corp. Assistance Loan Trust, Class A, Series 2003-AL1, 3.36%, 04/25/31‡	33,603	33,120
TAL Advantage V LLC, Class A, Series 2013-1A, 2.83%, 02/22/38‡	476,667	475,460
Tidewater Auto Receivables Trust, Class C, Series 2014-AA, 2.56%, 08/15/19‡	500,000	500,677
Trip Rail Master Funding LLC, Class A1, Series 2014-1A, 2.86%, 04/15/44‡	298,163	300,341
Trip Rail Master Funding LLC, Class A1A, Series 2011-1A, 4.37%, 07/15/41‡	406,735	429,923
Wells Fargo Mortgage Backed Securities, Class A1, Series 2003-G, 2.49%, 06/25/33@	39,568	40,549
Wells Fargo Mortgage Backed Securities, Class A1, Series 2004-U, 2.64%, 10/25/34@	597,756	602,733
Westgate Resorts LLC, Class A, Series 2012-2A, 3.00%, 01/20/25‡	273,701	275,672
Westlake Automobile Receivables Trust, Class C, Series 2014-1A, 1.70%, 11/15/19‡	500,000	500,572
Total Asset Backed Securities (Cost $34,956,120)		35,092,327
MORTGAGE BACKED SECURITIES — 31.8%
Commercial Mortgage Backed Securities — 12.5%
A10 Securitization LLC, Class A, Series 2013-1, 2.40%, 11/15/25‡	545,028	548,077
A10 Term Asset Financing LLC, Class A1, Series 2014-1, 1.72%, 04/15/33‡	250,000	249,983
BAMLL-DB Trust, Class A2FX, Series 2012-OSI, 3.35%, 04/13/29‡	274,872	284,920
Banc of America Commercial Mortgage Trust, Class A4, Series 2007-2, 5.78%, 04/10/49@	764,000	840,563

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Commercial Mortgage Backed Securities — 12.5% (continued)
Bayview Commercial Asset Trust, Class A3, Series 2008-1, 1.65%, 01/25/38@‡	$300,000	$286,473
Bayview Financial Mortgage Pass-Through Trust, Class 1A2, Series 2006-A, 5.48%, 02/28/41#	673,194	688,081
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW18, 5.70%, 06/11/50	970,000	1,086,120
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2005-PW10, 5.45%, 12/11/40@	571,000	603,180
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2007-PW17, 5.92%, 06/11/50@	280,000	313,567
Capital Auto Receivables Asset Trust/Ally, Class C, Series 2013-1, 1.74%, 10/22/18	415,000	415,995
CD Commercial Mortgage Trust, Class A4, Series 2007-CD4, 5.32%, 12/11/49	780,000	849,415
Citigroup Commercial Mortgage Trust, Class A1A, Series 2007-C6, 5.90%, 12/10/49@	1,260,687	1,397,702
Citigroup Commercial Mortgage Trust, Class A4, Series 2007-C6, 5.90%, 12/10/49@	140,000	154,857
Citigroup Commercial Mortgage Trust, Class AM, Series 2008-C7, 6.34%, 12/10/49@	530,000	595,590
Citigroup Commercial Mortgage Trust, Class MLSR, Series 2010-RR3, 5.81%, 06/14/50@‡	340,000	372,894
Commercial Mortgage Trust, Class AM, Series 2007-GG11, 5.87%, 12/10/49@	200,000	221,385
Countrywide Asset-Backed Certificates, Class AF6, Series 2004-12, 4.63%, 03/25/35@	373,567	380,578
Credit Suisse Commercial Mortgage Trust Series, Class A1A, Series 2007-C1, 5.36%, 02/15/40	540,401	580,746
Extended Stay America Trust, Class A17, Series 2013-ESH7, 2.30%, 12/05/31‡	550,000	534,215
GS Mortgage Securities Trust, Class A1A, Series 2007-GG10, 6.00%, 08/10/45@	693,937	763,544
GS Mortgage Securities Trust, Class A4, Series 2007-GG10, 6.00%, 08/10/45@	908,051	1,006,594
Heller Financial Commercial Mortgage Asset, Class G, Series 2000-PH1, 6.75%, 01/17/34‡	227,385	232,179
Hilton USA Trust, Class EFX, Series 2013-HLT, 5.22%, 11/05/30@‡	360,000	372,980
Irwin Home Equity Loan Trust, Class M1, Series 2003-A, 1.70%, 10/25/27@	549,713	539,255

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Commercial Mortgage Backed Securities — 12.5% (continued)
JPMorgan Mortgage Trust, Class 1A1, Series 2004-A3, 2.35%, 07/25/34@	$146,839	$150,176
LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C7, 5.87%, 09/15/45@	682,178	767,928
Master Alternative Loan Trust, Class 6A1, Series 2004-4, 5.50%, 04/25/34	263,656	286,782
RASC Series Trust, Class AI6, Series 2004-KS2, 4.30%, 03/25/34@	222,527	225,642
Rialto Real Estate Fund LLC, Class A, Series 2013-LT2, 2.83%, 05/22/28‡	94,374	94,471
Santander Drive Auto Receivables Trust, Class D, Series 2013-1, 2.27%, 01/15/19	500,000	506,934
Santander Drive Auto Receivables Trust, Class D, Series 2013-5, 2.73%, 10/15/19	300,000	306,249
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-5, 2.41%, 05/25/34@	559,169	562,266
Wachovia Bank Commercial Mortgage Trust, Class A3, Series 2007-C32, 5.93%, 06/15/49@	975,000	1,068,574
Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C31, 5.51%, 04/15/47	770,000	834,886
Wachovia Bank Commercial Mortgage Trust, Class AM, Series 2007-C30, 5.38%, 12/15/43	870,000	947,578
Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, Class 2A1, Series 2003-AR4, 2.25%, 08/25/33@	266,429	267,078
Total Commercial Mortgage Backed Securities		19,337,457
Fixed Income — 13.5%
Bear Stearns ARM Trust, Class 12A3, Series 2004-10, 2.72%, 01/25/35@	491,032	493,570
Bear Stearns ARM Trust, Class 15A1, Series 2004-10, 2.62%, 01/25/35@	1,125,991	1,153,215
Bear Stearns ARM Trust, Class 21A1, Series 2004-1, 2.28%, 04/25/34@	546,433	548,037
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW17, 5.69%, 06/11/50@	650,000	724,126
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2006-PW13, 5.58%, 09/11/41@	800,000	869,535
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2007-PW15, 5.36%, 02/11/44	350,000	369,498

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Fixed Income — 13.5% (continued)
Citigroup Mortgage Loan Trust, Inc., Class A3, Series 2004-UST1, 2.21%, 08/25/34@	$531,123	$535,587
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-8, 4.50%, 12/25/19	216,885	221,395
DBUBS Mortgage Trust, Class A2, Series 2011-LC3A, 3.64%, 08/10/44	1,050,000	1,103,102
GMACM Mortgage Loan Trust, Class 12A, Series 2004-AR1, 2.99%, 06/25/34@	619,835	637,206
GMACM Mortgage Loan Trust, Class A10, Series 2003-J7, 5.50%, 11/25/33	985,338	1,036,589
GSR Mortgage Loan Trust, Class 2A2, Series 2007-1F, 5.50%, 01/25/37	40,641	39,201
JPMorgan Chase Commercial Mortgage Securities Trust, Class A3, Series 2006-LDP9, 5.34%, 05/15/47	745,000	808,971
JPMorgan Chase Commercial Mortgage Securities Trust, Class A4, Series 2007-LD12, 5.88%, 02/15/51@	1,490,000	1,652,777
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2006-LDP7, 6.06%, 04/15/45@	1,190,000	1,297,193
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2007-LDPX, 5.46%, 01/15/49@	275,000	293,284
LB Commercial Mortgage Trust, Class A4, Series 2007-C3, 6.09%, 07/15/44@	610,000	678,125
LB-UBS Commercial Mortgage Trust, Class A4, Series 2007-C6, 5.86%, 07/15/40@	1,226,735	1,316,659
MASTR Asset Securitization Trust, Class 4A1, Series 2004-6, 5.00%, 07/25/19	191,641	199,081
Merrill Lynch Mortgage Trust, Class AM, Series 2006-C1, 5.86%, 05/12/39@	660,000	709,484
Morgan Stanley Capital I Trust, Class A4, Series 2007-IQ14, 5.69%, 04/15/49@	800,000	883,134
RALI Series Trust, Class A3, Series 2003-QS22, 5.38%, 12/26/33	244,475	254,054
RALI Series Trust, Class A6, Series 2004-QS8, 5.50%, 06/25/34	273,246	282,956
Structured Asset Securities Corp., Class 2A, Series 2003-37A, 3.62%, 12/25/33@	410,817	414,979
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 1A1, Series 2003-33H, 5.50%, 10/25/33	573,754	588,962
Wachovia Bank Commercial Mortgage Trust Series, Class AM, Series 2007-C31, 5.59%, 04/15/47@	1,380,000	1,513,656

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Fixed Income — 13.5% (continued)
WaMu Mortgage Pass-Through Certificates, Class A1, Series 2003-AR6, 2.44%, 06/25/33@	$301,740	$305,818
Wells Fargo Mortgage Backed Securities, Class 1A2, Series 2004-K, 2.62%, 07/25/34@	627,029	637,313
Wells Fargo Mortgage Backed Securities, Class 2A1, Series 2004-Z, 2.61%, 12/25/34@	280,520	286,726
Wells Fargo Mortgage Backed Securities, Class 2A12, Series 2004-K, 2.79%, 07/25/34@	234,824	237,623
Wells Fargo Mortgage Backed Securities, Class 5A1, Series 2003-J, 2.49%, 10/25/33@	281,959	285,982
Wells Fargo Mortgage Backed Securities, Class A1, Series 2004-A, 2.64%, 02/25/34@	345,058	352,656
Wells Fargo Mortgage Backed Securities, Class A5, Series 2006-16, 5.00%, 11/25/36	184,452	192,311
Total Fixed Income		20,922,805
Non-Agency Mortgage-Backed Securities — 1.7%
Alternative Loan Trust, Class 1A1, Series 2004-22CB, 6.00%, 10/25/34	221,583	234,057
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2006-PW14, 5.24%, 12/11/38	185,000	201,751
Commercial Mortgage Trust, Class A4, Series 2007-GG9, 5.44%, 03/10/39	1,100,000	1,201,408
JPMorgan Chase Commercial Mortgage Securities Trust, Class A4, Series 2006-LDP7, 6.06%, 04/15/45@	150,000	161,467
Morgan Stanley Capital I Trust, Class A4, Series 2006-IQ12, 5.33%, 12/15/43	484,863	522,855
Morgan Stanley Capital I Trust, Class AM, Series 2007-IQ14, 5.87%, 04/15/49@	226,000	241,199
Total Non-Agency Mortgage-Backed Securities		2,562,737
Residential Mortgage Backed Securities — 4.1%
Banc of America Funding Trust, Class 5A1, Series 2004-A, 2.36%, 07/20/34@	434,814	438,463
Banc of America Mortgage Trust, Class 6A3, Series 2004-7, 4.50%, 08/25/19	1,077,913	1,090,772
Citigroup Mortgage Loan Trust, Class A, Series 2014-A, 4.00%, 01/25/35@‡	223,011	233,587
Citigroup Mortgage Loan Trust, Inc., Class A2, Series 2003-UP3, 7.00%, 09/25/33	292,658	310,806

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Residential Mortgage Backed Securities — 4.1% (continued)
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-AR8, 2.48%, 09/25/34@	$270,796	$274,241
GSR Mortgage Loan Trust, Class 3A1, Series 2004-7, 2.09%, 06/25/34@	1,041,564	1,047,350
JPMorgan Mortgage Trust, Class 1A1, Series 2014-1, 4.00%, 01/25/44@‡	535,084	553,406
JPMorgan Mortgage Trust, Class 4A1, Series 2006-A2, 2.57%, 08/25/34@	222,358	222,869
Master Alternative Loan Trust, Class 1A1, Series 2007-1, 0.75%, 10/25/36@	452,891	436,685
Structured Adjustable Rate Mortgage Loan Trust, Class 3A1, Series 2004-4, 2.46%, 04/25/34@	242,792	243,752
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-4, 2.46%, 04/25/34@	472,095	474,553
Structured Adjustable Rate Mortgage Loan Trust, Class 6A, Series 2004-1, 2.44%, 02/25/34@	530,132	526,724
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 6A, Series 2003-34A, 2.65%, 11/25/33@	451,715	446,074
Total Residential Mortgage Backed Securities		6,299,282
Total Mortgage Backed Securities (Cost $49,529,737)		49,122,281
U.S. TREASURY NOTES — 4.2%
U.S. Treasury Note, 0.50%, 06/30/16	4,000,000	4,003,592
U.S. Treasury Note, 0.88%, 05/15/17(a)	2,500,000	2,503,515
Total U.S. Treasury Notes (Cost $6,504,109)		6,507,107
U.S. GOVERNMENT AGENCY SECURITIES — 1.6%
Federal Home Loan Mortgage Corporation, Class J, Series 2012-4011, 4.00%, 12/15/41	910,817	958,942
Federal National Mortgage Association, Class NA, Series 2009-36, 5.00%, 06/25/37	218,384	234,596
Federal National Mortgage Association, Class PA, Series 2010-57, 4.50%, 12/25/38	361,597	371,890
Federal National Mortgage Association, Class PA, Series 2012-10, 4.00%, 11/25/41	697,640	734,857

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
U.S. GOVERNMENT AGENCY SECURITIES — 1.6% (continued)
Government National Mortgage Association, Class KA, Series 2011-140, 4.00%, 03/20/37	$244,167	$249,804
Total U.S. Government Agency Securities (Cost $2,508,638)		2,550,089
TERM LOANS — 13.6%
Consumer Discretionary — 4.7%
Boyd Gaming Corp., 4.00%, 08/14/20@	310,923	312,245
Caesars Entertainment Corp., 9.50%, 10/31/16@	221,521	222,877
Caesars Entertainment Corp., 9.75%, 01/28/18@	56,000	55,341
CBAC Borrower LLC, 8.25%, 07/02/20@	200,000	207,750
Charter Communications Operating, LLC, 3.00%, 07/01/20@	418,942	413,096
Checkout Holding Corp., 4.50%, 04/09/21@	218,000	218,499
Chrysler Group LLC, 3.25%, 12/31/18@	329,175	328,592
CityCenter Holdings, LLC, 5.00%, 10/16/20@	113,658	114,640
CSC Holdings LLC, 2.65%, 04/17/20@	284,227	281,610
Hilton Worldwide Finance LLC, 3.50%, 10/26/20@	478,255	478,016
Landry's, Inc., 4.00%, 04/24/18@	210,693	211,681
Las Vegas Sands, LLC, 3.25%, 12/19/20@	542,836	543,276
Leslie's Poolmart, Inc., 4.25%, 10/16/19@	197,488	197,982
Libbey Glass, Inc., 3.75%, 04/09/21@	318,000	318,397
MGM Resorts International, 3.50%, 12/20/19@	359,561	358,887
Performance Sports Group Ltd. (Bauer Performance Sports Ltd.), 4.50%, 04/15/21 (Canada)@	142,464	142,865
Pinnacle Entertainment, Inc., 3.75%, 08/13/20@	299,531	300,623
PVH Corp., 3.25%, 02/13/20@	408,017	411,450
Scientific Games International, Inc., 4.25%, 10/18/20@	99,500	98,567
Seminole Hard Rock Entertainment, Inc., 3.50%, 05/14/20@	59,400	59,382
Seminole Tribe of Florida, Inc., 3.00%, 04/29/20@	412,097	412,012
Seven Sea Cruises S de RL LLC, 3.75%, 12/21/18@	306,909	307,100
SRAM LLC, 4.00%, 04/10/20@	209,266	207,762
SRAM LLC, 5.25%, 04/10/20@	1,593	1,582
Tribune Company, 4.00%, 12/27/20@	289,844	290,840
Univision Communications, Inc., 4.00%, 03/01/20@	633,533	634,097
Zuffa LLC, 3.75%, 02/25/20@	221,626	222,250
Total Consumer Discretionary		7,351,419

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Consumer Staples — 0.9%
ARAMARK Corp., 3.25%, 09/07/19@	$533,663	$530,727
Darling International, Inc., 3.25%, 01/06/21@	418,950	419,599
Hostess Brands, Inc., 6.75%, 04/09/20@	224,438	233,134
Rite Aid Corp., 3.50%, 02/21/20@	223,313	223,382
Total Consumer Staples		1,406,842
Energy — 0.5%
Fieldwood Energy LLC, 3.88%, 09/28/18@	199,928	200,845
Seadrill Operating LP, 0.00%, 02/21/21@(b)	326,000	324,722
Seadrill Operating LP, 4.00%, 02/21/21@	178,105	177,407
Total Energy		702,974
Financials — 0.6%
Altisource Solutions Sarl, 0.00%, 12/09/20 (Luxembourg)@(b)	380,000	380,633
Delos Finance Sarl, 3.50%, 03/06/21@	468,000	468,536
TransUnion LLC, 4.00%, 04/09/21@	145,635	145,921
Total Financials		995,090
Health Care — 1.2%
Accellent, Inc., 4.50%, 03/12/21@	209,475	209,083
Davita, Inc., 3.50%, 06/24/21@	109,000	109,626
Endo Luxemburg Finance I Co. Sarl, 3.25%, 03/01/21@	299,250	299,219
Hologic, Inc., 3.25%, 08/01/19@	305,000	305,166
IASIS Healthcare LLC, 4.50%, 05/03/18@	221,625	222,789
RPI Finance Trust, 3.25%, 11/09/18@	415,152	416,275
Valeant Pharmaceuticals International, Inc., 3.75%, 02/13/19 (Canada)@	299,239	299,707
Total Health Care		1,861,865
Industrials — 1.7%
Air Canada, 5.50%, 09/26/19@	235,000	240,581
Allegion Public Limited Co., 3.00%, 09/25/20@	418,947	419,735
Alliant Techsystems, Inc., 3.50%, 11/02/20@	334,737	335,940
Alliant Techsystems, Inc., 5.00%, 11/02/20@	84,210	84,514
Avis Budget Car Rental LLC, 3.00%, 03/15/19@	616,439	616,634
Doncasters Group Ltd., 4.50%, 04/09/20@	271,564	273,007
Filtration Group, Inc., 4.50%, 11/20/20@	52,735	53,229

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Industrials — 1.7% (continued)
McJunkin Red Man Corp., 5.00%, 11/08/19@	$85,355	$86,022
Nortek, Inc., 3.75%, 10/30/20@	285,000	285,888
TransDigm, Inc., 3.75%, 06/04/21@	175,000	174,467
Total Industrials		2,570,017
Information Technology — 2.3%
Alcatel-Lucent USA, Inc., 4.50%, 01/30/19@	197,494	197,910
Avago Technologies Cayman Ltd., 3.75%, 05/06/21 (Cayman Islands)@	718,000	721,059
Blue Coat Systems, Inc., 4.00%, 05/31/19@	340,395	341,175
CDW LLC, 3.25%, 04/30/20@	345,935	342,822
Custom Sensors & Technologies, Inc., 0.00%, 06/18/21@(b)	29,000	29,227
First Data Corp., 4.15%, 03/23/18@	250,000	250,719
Genpact International, Inc., 3.50%, 08/30/19@	418,942	421,456
Go Daddy Operating Co. LLC, 4.75%, 05/13/21@	84,839	84,574
Infor US, Inc., 3.75%, 06/03/20@	248,750	247,455
Interactive Data Corp., 4.75%, 05/02/21@	296,887	299,858
ION Trading Technologies Sarl, 4.25%, 06/10/21@	171,792	172,823
Kronos Inc., 4.50%, 10/30/19@	4,949	4,995
Rovi Solutions Corp., 0.00%, 07/02/21@(b)	92,000	92,259
Spansion LLC, 3.75%, 12/19/19@	122,078	122,586
Sungard Availability Services Capital, Inc., 6.00%, 03/29/19@	137,655	137,010
Vantiv, LLC, 3.75%, 06/13/21@	69,000	69,690
Total Information Technology		3,535,618
Materials — 0.6%
AZ Chem US, Inc., 0.00%, 06/11/21@(b)	98,000	99,052
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.), 3.75%, 06/28/19@	640,578	641,808
Ineos US Finance LLC, 3.75%, 05/04/18@	197,748	197,551
Total Materials		938,411

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal/ Shares	Value
Telecommunication Services — 0.8%
Crown Castle Operating Co., 3.00%, 01/31/21@	$418,947	$419,414
Level 3 Financing, Inc., 4.00%, 01/15/20@	225,000	225,516
Windstream Corp., 3.50%, 01/23/20@	565,752	565,664
Total Telecommunication Services		1,210,594
Utilities — 0.3%
NRG Energy, Inc., 2.75%, 07/01/18@	473,258	472,962
Total Term Loans (Cost $21,039,002)		21,045,792
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 0.5%
BNY Mellon Securities Lending Overnight Fund, 0.11%(c) (Cost $845,961)	845,961	845,961
Total Investments — 100.0% (Cost $154,332,631)		154,733,606
Other Assets in Excess of Liabilities — 0.0%†		77,165
Net Assets — 100.0%		$154,810,771

PLC — Public Limited Company

†	Less than 0.05%
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2014.
#	Represents step coupon bond. Rate shown reflects the rate in effect as of June 30, 2014.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $3,031,357; the aggregate market value of the collateral held by the fund is $3,070,939. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,224,978.
(b)	This Loan will settle after June 30, 2014 at which time the interest rate will be determined.
(c)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Backed Securities	22.7%
Commercial Mortgage Backed Securities	12.5
Consumer Discretionary	7.0
Consumer Staples	1.2
Energy	1.9
Financials	12.6
Fixed Income	13.5
Foreign Government	0.2
Health Care	2.2
Industrials	6.9
Information Technology	2.7
Materials	1.2
Non-Agency Mortgage-Backed Securities	1.7
Residential Mortgage Backed Securities	4.1
Telecommunication Services	2.3
U.S. Government Agency Securities	1.6
U.S. Treasury Notes	4.2
Utilities	1.0
Money Market Fund	0.5
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0 †
Net Assets	100.0%

†	Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments

June 30, 2014

Investments	Principal	Value
CORPORATE BONDS — 55.1%
Advertising — 4.2%
Affinion Group, Inc., 7.88%, 12/15/18(a)	$17,254,000	$15,744,275
Sitel LLC/Sitel Finance Corp., 11.00%, 08/01/17‡	11,960,000	12,797,200
Sitel LLC/Sitel Finance Corp., 11.50%, 04/01/18(a)	16,575,000	16,409,250
Total Advertising		44,950,725
Aerospace/Defense — 0.7%
Erickson Air-Crane, Inc., 8.25%, 05/01/20(a)	6,795,000	7,015,837
Agriculture — 1.1%
Southern States Cooperative, Inc., 10.00%, 08/15/21‡	11,135,000	11,357,700
Auto Manufacturers — 1.3%
Navistar International Corp., 8.25%, 11/01/21(a)	13,651,000	14,299,423
Auto Parts & Equipment — 1.6%
UCI International, Inc., 8.63%, 02/15/19	17,765,000	16,965,575
Banks — 1.5%
Creditcorp, 12.00%, 07/15/18‡	15,630,000	16,489,650
Beverages — 1.7%
Innovation Ventures LLC/Innovation Ventures Finance Corp., 9.50%, 08/15/19‡(a)	18,775,000	18,587,250
Coal — 3.1%
Arch Coal, Inc., 9.88%, 06/15/19(a)	22,938,000	19,669,335
Murray Energy Corp., 8.63%, 06/15/21‡	12,750,000	13,865,625
Total Coal		33,534,960
Commercial Services — 5.3%
DynCorp International, Inc., 10.38%, 07/01/17(a)	12,919,000	13,516,504
Harland Clarke Holdings Corp., 9.25%, 03/01/21‡	15,890,000	16,704,362
Speedy Cash Intermediate Holdings Corp., 10.75%, 05/15/18‡(a)	16,519,000	16,849,380
StoneMor Partners LP/Cornerstone Family Services of WV, 7.88%, 06/01/21‡	9,800,000	10,339,000
Total Commercial Services		57,409,246

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Diversified Financial Services — 2.9%
CNG Holdings, Inc., 9.38%, 05/15/20‡	$20,454,000	$17,206,927
GFI Group, Inc., 10.38%, 07/19/18	12,594,000	13,727,460
Total Diversified Financial Services		30,934,387
Electrical Components & Equipment — 0.7%
Artesyn Escrow, Inc., 9.75%, 10/15/20‡	7,470,000	7,413,975
Electronics — 1.1%
KEMET Corp., 10.50%, 05/01/18	11,645,000	12,372,813
Environmental Control — 1.7%
Nuverra Environmental Solutions, Inc., 9.88%, 04/15/18(a)	17,335,000	18,115,075
Food — 1.6%
American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75%, 05/15/16‡(a)	16,845,000	16,887,112
Forest Products & Paper — 0.8%
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75%, 01/15/19(a)	7,825,000	8,274,938
Healthcare – Services — 2.6%
21st Century Oncology, Inc., 8.88%, 01/15/17	11,938,000	12,370,752
Vantage Oncology LLC/Vantage Oncology Finance Co., 9.50%, 06/15/17‡	16,165,000	16,084,175
Total Healthcare – Services		28,454,927
Leisure Time — 1.5%
ICON Health & Fitness, Inc., 11.88%, 10/15/16‡(a)	16,600,000	16,413,250
Metal Fabricate/Hardware — 1.2%
American Piping Products, Inc., 12.88%, 11/15/17‡	11,785,000	13,096,081
Miscellaneous Manufacturing — 2.0%
Iracore International Holdings, Inc., 9.50%, 06/01/18‡	14,895,000	15,639,750
J.B. Poindexter & Co., Inc., 9.00%, 04/01/22‡	5,493,000	6,138,428
Total Miscellaneous Manufacturing		21,778,178
Oil & Gas — 6.1%
Endeavour International Corp., 12.00%, 03/01/18(a)	17,756,000	16,335,520
Quicksilver Resources, Inc., 9.13%, 08/15/19(a)	16,925,000	15,782,562

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Oil & Gas — 6.1% (continued)
Talos Production LLC/Talos Production Finance, Inc., 9.75%, 02/15/18‡	$15,650,000	$16,667,250
Venoco, Inc., 8.88%, 02/15/19	16,725,000	16,348,688
Total Oil & Gas		65,134,020
Oil & Gas Services — 3.0%
Forbes Energy Services Ltd., 9.00%, 06/15/19	14,897,000	15,530,123
Seitel, Inc., 9.50%, 04/15/19(a)	15,440,000	16,675,200
Total Oil & Gas Services		32,205,323
Pharmaceuticals — 2.9%
BioScrip, Inc., 8.88%, 02/15/21‡	14,520,000	15,191,550
Lantheus Medical Imaging, Inc., 9.75%, 05/15/17	15,495,000	16,153,537
Total Pharmaceuticals		31,345,087
Retail — 0.5%
Ferrellgas Partners LP, 8.63%, 06/15/20	4,552,000	4,882,020
Telecommunications — 5.5%
EarthLink Holdings Corp., 7.38%, 06/01/20	4,230,000	4,531,388
EarthLink Holdings Corp., 8.88%, 05/15/19(a)	16,450,000	16,532,250
FairPoint Communications, Inc., 8.75%, 08/15/19‡	5,150,000	5,574,875
Frontier Communications Corp., 7.63%, 04/15/24(a)	15,645,000	16,916,156
Trilogy International Partners LLC/Trilogy International Finance, Inc., 10.25%, 08/15/16‡	14,740,000	15,219,050
Total Telecommunications		58,773,719
Transportation — 0.5%
Era Group, Inc., 7.75%, 12/15/22	5,415,000	5,780,512
Total Corporate Bonds (Cost $584,172,818)		592,471,783
FOREIGN BONDS — 18.2%
Airlines — 2.5%
Air Canada, 7.75%, 04/15/21 (Canada)‡	16,650,000	17,732,250
Air Canada, 8.75%, 04/01/20 (Canada)‡	8,475,000	9,534,375
Total Airlines		27,266,625

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal/ Shares	Value
Beverages — 1.6%
CEDC Finance Corp. International, Inc., 10.38%, 04/30/18 (Poland)#	$18,213,419	$17,179,443
Environmental Control — 2.3%
Tervita Corp., 8.00%, 11/15/18 (Canada)‡	6,685,000	6,985,825
Tervita Corp., 10.88%, 02/15/18 (Canada)‡(a)	17,605,000	17,847,069
Total Environmental Control		24,832,894
Mining — 2.7%
HudBay Minerals, Inc., 9.50%, 10/01/20 (Canada)	10,956,000	12,106,380
IAMGOLD Corp., 6.75%, 10/01/20 (Canada)‡	18,530,000	17,232,900
Total Mining		29,339,280
Miscellaneous Manufacturing — 0.8%
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 02/01/19 (Luxembourg)	7,995,000	8,634,600
Oil & Gas — 3.0%
Connacher Oil And Gas Ltd., 8.50%, 08/01/19 (Canada)‡(a)	19,450,000	15,705,875
Lightstream Resources Ltd., 8.63%, 02/01/20 (Canada)‡	15,435,000	16,283,925
Total Oil & Gas		31,989,800
Telecommunications — 1.5%
NII International Telecom SCA, 11.38%, 08/15/19 (Luxembourg)‡(a)	18,455,000	16,471,088
Transportation — 3.8%
CHC Helicopter SA, 9.25%, 10/15/20 (Luxembourg)	223,740	244,995
CHC Helicopter SA, 9.38%, 06/01/21 (Luxembourg)(a)	13,645,000	14,634,262
Global Ship Lease, Inc., 10.00%, 04/01/19 (Marshall Islands)‡	14,950,000	16,146,000
Navios Maritime Holdings, Inc., 8.13%, 02/15/19 (Marshall Islands)(a)	9,482,000	10,015,363
Total Transportation		41,040,620
Total Foreign Bonds (Cost $188,214,186)		196,754,350

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal/ Shares	Value
COMMON STOCKS — 8.4%
Oil & Gas — 5.3%
Calumet Specialty Products Partners LP	$502,134	$15,967,861
Canadian Oil Sands Ltd. (Canada)	698,034	15,817,451
Long Run Exploration Ltd. (Canada)(a)	1,346,917	7,122,362
Surge Energy, Inc. (Canada)	2,483,344	18,187,515
Total Oil & Gas		57,095,189
Pipelines — 1.6%
Niska Gas Storage Partners LLC, Class U	1,089,388	16,765,681
Retail — 1.5%
Ferrellgas Partners LP(a)	593,335	16,233,646
Total Common Stocks (Cost $80,090,910)		90,094,516
TERM LOANS — 15.1%
Agriculture — 0.6%
North Atlantic Trading Co., Inc., 6.84%, 01/13/20	5,935,588	5,987,526
North Atlantic Trading Co., Inc., 8.75%, 01/13/20	35,294	35,603
Total Agriculture		6,023,129
Apparel — 1.4%
SK Spice Sarl, 9.50%, 09/30/18 (Luxembourg)	14,673,041	14,911,478
Chemicals — 1.1%
American Pacific Corp., 7.00%, 02/27/19	11,970,000	12,149,550
Food — 1.1%
Shearer's Foods LLC, 06/30/22	12,000,000	12,135,000
Forest Products & Paper — 1.7%
NewPage Corp., 9.50%, 02/05/21	18,000,000	18,108,720
Healthcare – Services — 3.2%
Aurora Diagnostics LLC, 6.75%, 05/26/16	17,295,556	16,928,025
Radnet Management, Inc., 8.00%, 03/19/21	17,300,000	17,429,750
Total Healthcare – Services		34,357,775

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal/ Shares	Value
Oil & Gas — 1.4%
Teine Energy Ltd, 7.50%, 05/17/19 (Canada)	$14,792,390	$14,995,785
Software — 1.4%
Greenway Medical Technologies, 9.25%, 11/04/21	14,753,846	14,882,942
Telecommunications — 1.6%
Global Tel*Link Corp, 9.00%, 11/20/20	17,375,000	17,317,054
Transportation — 1.6%
YRC Worldwide, Inc., 8.00%, 02/12/19	16,919,987	17,279,537
Total Term Loans (Cost $160,949,709)		162,160,970
MONEY MARKET FUND — 1.9%
BlackRock Liquidity Funds TempFund Portfolio – Dollar Class, 0.02%(b) (Cost $20,161,488)	20,161,488	20,161,488
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 15.4%
BNY Mellon Securities Lending Overnight Fund, 0.11%(c) (Cost $166,306,561)	166,306,561	166,306,561
Total Investments — 114.1% (Cost $1,199,895,672)		1,227,949,668
Liabilities in Excess of Other Assets — (14.1%)		(151,953,078)
Net Assets — 100.0%		$1,075,996,590

LP — Limited Partnership

‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
#	Represents step coupon bond. Rate shown reflects the rate in effect at June 30, 2014.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $162,332,391; the aggregate market value of the collateral held by the fund is $166,306,561.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.
(c)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	4.2%
Aerospace/Defense	0.7
Agriculture	1.7
Airlines	2.5
Apparel	1.4
Auto Manufacturers	1.3
Auto Parts & Equipment	1.6
Banks	1.5
Beverages	3.3
Chemicals	1.1
Coal	3.1
Commercial Services	5.3
Diversified Financial Services	2.9
Electrical Components & Equipment	0.7
Electronics	1.1
Environmental Control	4.0
Food	2.7
Forest Products & Paper	2.5
Healthcare – Services	5.8
Leisure Time	1.5
Metal Fabricate/Hardware	1.2
Mining	2.7
Miscellaneous Manufacturing	2.8
Oil & Gas	15.8
Oil & Gas Services	3.0
Pharmaceuticals	2.9
Pipelines	1.6
Retail	2.0
Software	1.4
Telecommunications	8.6
Transportation	5.9
Money Market Fund	17.3
Total Investments	114.1
Liabilities in Excess of Other Assets	(14.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PRING TURNER BUSINESS CYCLE ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
COMMON STOCKS — 57.3%
Banks — 4.2%
Royal Bank of Canada (Canada)(a)	1,465	$104,645
Wells Fargo & Co.	2,101	110,429
Total Banks		215,074
Coal — 3.3%
Alliance Resource Partners, LP	2,404	112,147
Peabody Energy Corp.	3,500	57,225
Total Coal		169,372
Commercial Services — 3.0%
Apollo Education Group, Inc., Class A*	4,865	152,031
Electric — 2.0%
MDU Resources Group, Inc.	2,896	101,650
Holding Companies – Diversified — 1.6%
Leucadia National Corp.	3,147	82,514
Insurance — 4.8%
American International Group, Inc.	2,201	120,130
Aon PLC (United Kingdom)	1,353	121,892
Total Insurance		242,022
Iron/Steel — 2.1%
Reliance Steel & Aluminum Co.	1,411	104,005
Mining — 9.0%
Alamos Gold, Inc. (Canada)	5,071	51,420
Franco-Nevada Corp. (Canada)	2,069	118,637
Royal Gold, Inc.	1,687	128,414
Sandstorm Gold Ltd. (Canada)*	13,932	96,409
Stillwater Mining Co.*	3,503	61,478
Total Mining		456,358
Oil & Gas — 8.2%
Apache Corp.	1,182	118,933
Enerplus Corp. (Canada)(a)	6,411	161,429

See accompanying Notes to Financial Statements.

ADVISORSHARES PRING TURNER BUSINESS CYCLE ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Oil & Gas — 8.2% (Continued)
Whiting Petroleum Corp.*	1,712	$137,388
Total Oil & Gas		417,750
Pipelines — 3.6%
Kinder Morgan, Inc.	2,241	81,259
Spectra Energy Corp.	2,421	102,844
Total Pipelines		184,103
Real Estate Investment Trusts — 2.1%
Senior Housing Properties Trust	4,422	107,410
Semiconductors — 2.7%
Intel Corp.	4,445	137,350
Software — 2.2%
Microsoft Corp.	2,625	109,462
Telecommunications — 4.0%
Cisco Systems, Inc.	4,636	115,204
Verizon Communications, Inc.	1,748	85,530
Total Telecommunications		200,734
Transportation — 4.5%
Navios Maritime Partners, LP (Greece)	6,203	120,586
Union Pacific Corp.	1,058	105,536
Total Transportation		226,122
Total Common Stocks (Cost $2,373,296)		2,905,957
EXCHANGE TRADED FUNDS — 30.6%
Commodity Fund — 4.8%
PowerShares DB Agriculture Fund*(a)	4,554	125,053
PowerShares DB Commodity Index Tracking Fund*	4,554	121,045
Total Commodity Fund		246,098
Debt Fund — 19.6%
AdvisorShares Peritus High Yield ETF†	4,399	234,467
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	8,289	223,156
iShares International Preferred Stock ETF	3,941	99,353

See accompanying Notes to Financial Statements.

ADVISORSHARES PRING TURNER BUSINESS CYCLE ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Debt Fund — 19.6% (Continued)
PIMCO Enhanced Short Maturity ETF	438	$44,413
PowerShares Senior Loan Portfolio(a)	8,842	219,901
SPDR Barclays Long Term Treasury ETF	2,600	172,380
Total Debt Fund		993,670
Equity Fund — 6.2%
Global X Silver Miners ETF	12,400	175,832
SPDR S&P International Dividend ETF(a)	2,700	138,510
Total Equity Fund		314,342
Total Exchange Traded Funds (Cost $1,533,991)		1,554,110
MONEY MARKET FUND — 11.4%
Dreyfus Government Cash Management – Investor Shares, 0.01%(b) (Cost $579,080)	579,080	579,080
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 8.5%
BNY Mellon Securities Lending Overnight Fund, 0.11%(c) (Cost $429,413)	429,413	429,413
Total Investments — 107.8% (Cost $4,915,780)		5,468,560
Liabilities in Excess of Other Assets — (7.8)%		(394,324)
Net Assets — 100.0%		$5,074,236

LP — Limited Partnership

PLC — Public Limited Company

ETF — Exchange Traded Fund

*	Non-income producing security
†	Affiliated Company
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $418,770; the aggregate market value of the collateral held by the fund is $429,413.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.
(c)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES PRING TURNER BUSINESS CYCLE ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Banks	4.2%
Coal	3.3
Commercial Services	3.0
Commodity Fund	4.8
Debt Fund	19.6
Electric	2.0
Equity Fund	6.2
Holding Companies – Diversified	1.6
Insurance	4.8
Iron/Steel	2.1
Mining	9.0
Oil & Gas	8.2
Pipelines	3.6
Real Estate Investment Trusts	2.1
Semiconductors	2.7
Software	2.2
Telecommunications	4.0
Transportation	4.5
Money Market Fund	19.9
Total Investments	107.8
Liabilities in Excess of Other Assets	(7.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES QAM EQUITY HEDGE ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED NOTE — 0.7%
Equity Fund — 0.7%
JPMorgan Alerian MLP Index ETN (Cost $50,066)	1,035	$54,214
EXCHANGE TRADED FUNDS — 94.7%
Commodity Fund — 0.7%
SPDR Gold Shares*	442	56,593
Currency Fund — 0.4%
WisdomTree Indian Rupee Strategy Fund*	1,512	32,342
Debt Fund — 26.5%
AdvisorShares Sage Core Reserves ETF†(a)	4,200	419,202
Guggenheim Enhanced Short Duration ETF(a)	8,346	419,971
iShares Short Treasury Bond ETF(a)	4,908	541,205
SPDR Barclays 1 – 3 Month T-Bill ETF(a)*	11,786	539,327
SPDR SSgA Ultra Short Term Bond ETF	8,669	347,454
Total Debt Fund		2,267,159
Equity Fund — 67.1%
EGShares India Consumer ETF*	301	8,467
EGShares India Infrastructure Index Fund	242	3,589
EGShares India Small Cap ETF	1,093	19,029
First Trust Dow Jones Internet Index Fund*	2,684	159,913
First Trust Europe AlphaDEX Fund	393	13,633
First Trust ISE Cloud Computing Index Fund	345	9,332
Global X Brazil Consumer ETF	3,517	62,145
Global X Brazil Financials ETF	418	5,012
Global X Brazil Mid Cap ETF	4,270	57,816
Global X Junior MLP ETF	428	7,618
Global X Nigeria Index ETF	1,255	19,842
Guggenheim Canadian Energy Income ETF	502	8,755
Guggenheim China Small Cap Index ETF	11,554	291,276
Guggenheim China Technology ETF	2,339	84,906
Guggenheim Raymond James SB-1 Equity ETF	3,051	107,822
Guggenheim S&P 500 Equal Weight Consumer Discretionary ETF	283	22,832
Guggenheim S&P 500 Equal Weight Energy ETF	441	40,841

See accompanying Notes to Financial Statements.

ADVISORSHARES QAM EQUITY HEDGE ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Equity Fund — 67.1% (continued)
Guggenheim S&P 500 Equal Weight ETF	6,407	$491,481
Guggenheim S&P 500 Equal Weight Financials ETF	2,850	118,987
Guggenheim S&P 500 Equal Weight Healthcare ETF	1,385	171,006
Guggenheim S&P 500 Equal Weight Technology ETF	757	63,429
iShares Microcap ETF	1,495	113,799
iShares MSCI EAFE ETF	1,334	91,206
iShares MSCI Emerging Markets ETF	1,119	48,374
iShares MSCI Emerging Markets Latin America ETF	740	33,589
iShares MSCI Frontier 100 ETF	2,638	95,153
iShares MSCI Germany Small-Cap ETF, Class C	1,180	50,893
iShares MSCI Hong Kong ETF	86	1,796
iShares MSCI Hong Kong Small-Cap ETF	3,284	97,075
iShares MSCI India Small-Cap ETF	1,066	34,059
iShares MSCI Israel Capped ETF	161	8,408
iShares MSCI Pacific Ex-Japan ETF	243	11,968
iShares MSCI Poland Capped ETF	305	8,952
iShares MSCI South Africa ETF	37	2,542
iShares MSCI South Korea Capped ETF	283	18,401
iShares MSCI Taiwan ETF	601	9,496
iShares MSCI United Kingdom ETF	471	9,834
iShares MSCI United Kingdom Small-Cap ETF	3,583	149,085
iShares MSCI USA Momentum Index Fund	3,481	220,208
iShares Nasdaq Biotechnology ETF	399	102,555
iShares North American Natural Resources ETF	5,091	254,295
iShares Russell 1000 Growth ETF	2,816	256,059
iShares Russell 1000 Value ETF	3,913	396,270
iShares Russell 2000 Growth ETF	1,737	240,436
iShares U.S. Broker-Dealers ETF	3,772	142,054
iShares U.S. Medical Devices ETF	1,877	191,492
Market Vectors Agribusiness ETF	124	6,821
Market Vectors Egypt Index ETF	191	12,877
Market Vectors Global Alternative Energy ETF	780	51,277
Market Vectors Gulf States Index ETF	1,581	46,892
Market Vectors Indonesia Index ETF	1,659	40,894

See accompanying Notes to Financial Statements.

ADVISORSHARES QAM EQUITY HEDGE ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Equity Fund — 67.1% (continued)
Market Vectors Russia ETF	1,068	$28,120
Market Vectors Russia Small-Cap ETF	2,295	80,164
Market Vectors Uranium+Nuclear Energy ETF	226	11,871
Market Vectors Vietnam ETF	1,290	26,832
PowerShares Dynamic Market Portfolio	2,270	165,483
PowerShares Fundamental Pure Small Growth Portfolio	4,500	112,162
PowerShares S&P SmallCap Financials Portfolio	442	17,490
SPDR Russell/Nomura Small Cap Japan ETF	2,112	110,099
SPDR S&P Emerging Markets SmallCap ETF	599	30,130
SPDR S&P Small Cap Emerging Asia Pacific ETF	173	7,671
Vanguard FTSE All World Ex-US Small-Cap ETF	377	41,907
Vanguard REIT ETF	524	39,216
Vanguard Small-Cap ETF	4,114	481,832
WisdomTree Europe SmallCap Dividend Fund	860	51,961
Yorkville High Income Infrastructure MLP ETF	755	17,169
Total Equity Fund		5,736,598
Total Exchange Traded Funds (Cost $7,590,091)		8,092,692
MONEY MARKET FUND — 5.5%
JP Morgan Prime Money Market Fund — Institutional Class, 0.01%(b) (Cost $471,792)	471,792	471,792
Total Investments Before Securities Sold, Not Yet Purchased (Cost $8,111,949)		8,618,698
Securities Sold, Not Yet Purchased — (11.6)%
EXCHANGE TRADED FUNDS — (11.6)%
Currency Fund — (5.0)%
CurrencyShares British Pound Sterling Trust*	(944)	(158,979)
CurrencyShares Euro Currency Trust*	(336)	(45,400)
CurrencyShares Japanese Yen Trust*	(2,339)	(225,129)
Total Currency Fund		(429,508)

See accompanying Notes to Financial Statements.

ADVISORSHARES QAM EQUITY HEDGE ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Equity Fund — (6.6)%
iShares Core S&P Small-Cap ETF	(1,692)	$(189,657)
iShares Russell 2000 Value ETF	(2,839)	(293,155)
SPDR EURO STOXX 50 ETF	(1,896)	(82,040)
Total Equity Fund		(564,852)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(975,554)]		(994,360)
Total Investments — 89.3% (Cost $7,136,395)		7,624,338
Other Assets in Excess of Liabilities — 10.7%		918,189
Net Assets — 100.0%		$8,542,527

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

*	Non-income producing security
†	Affiliated Company
(a)	All or a portion of this security has been segregated as collateral for open short positions. The aggregate market value of the collateral posted was $2,681,457, which includes cash in the amount of $947,145 as of June 30, 2014.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	0.7%
Currency Fund	(4.6)
Debt Fund	26.5
Equity Fund	61.2
Money Market Fund	5.5
Total Investments	89.3
Other Assets in Excess of Liabilities	10.7
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUND — 18.5%
Debt Fund — 18.5%
AdvisorShares Sage Core Reserves ETF† (Cost $29,997,150)	300,000	$29,943,000
MONEY MARKET FUNDS — 36.4%
Fidelity Institutional Money Market Government Portfolio — Class III, 0.01%(a)	56,520,341	56,520,341
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, 0.04%(a)	2,500,000	2,500,000
Total Money Market Funds (Cost $59,020,341)		59,020,341
Total Investments Before Securities Sold, Not Yet Purchased (Cost $89,017,491)		88,963,341
Securities Sold, Not Yet Purchased — (98.9)%
COMMON STOCKS — (98.9)%
Apparel — (1.7)%
Michael Kors Holdings Ltd.*	(31,800)	(2,819,070)
Banks — (3.1)%
Barclays PLC (United Kingdom)(b)	(200,000)	(2,922,000)
Citigroup, Inc.	(44,000)	(2,072,400)
Total Banks		(4,994,400)
Beverages — (1.4)%
Boston Beer Co., Inc. (The), Class A*	(9,900)	(2,212,848)
Building Materials — (3.5)%
Fortune Brands Home & Security, Inc.	(144,000)	(5,749,920)
Commercial Services — (2.2)%
Western Union Co. (The)	(205,000)	(3,554,700)
Computers — (9.6)%
3D Systems Corp.*	(95,000)	(5,681,000)
International Business Machines Corp.	(54,600)	(9,897,342)
Total Computers		(15,578,342)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Distribution/Wholesale — (3.6)%
Fastenal Co.	(50,000)	$(2,474,500)
LKQ Corp.*	(125,000)	(3,336,250)
Total Distribution/Wholesale		(5,810,750)
Diversified Financial Services — (5.1)%
Financial Engines, Inc.	(59,000)	(2,671,520)
Intercontinental Exchange, Inc.	(18,000)	(3,400,200)
Santander Consumer USA Holdings, Inc.	(112,000)	(2,177,280)
Total Diversified Financial Services		(8,249,000)
Entertainment — (1.6)%
SeaWorld Entertainment, Inc.	(90,000)	(2,549,700)
Food — (3.4)%
Annie’s, Inc.*	(103,000)	(3,483,460)
United Natural Foods, Inc.*	(32,000)	(2,083,200)
Total Food		(5,566,660)
Hand/Machine Tools — (1.6)%
Stanley Black & Decker, Inc.	(30,000)	(2,634,600)
Home Builders — (4.6)%
Lennar Corp., Class A	(70,000)	(2,938,600)
Winnebago Industries, Inc.*	(178,000)	(4,482,040)
Total Home Builders		(7,420,640)
Internet — (17.2)%
Equinix, Inc.*	(14,000)	(2,941,260)
LinkedIn Corp., Class A*	(24,000)	(4,115,280)
Netflix, Inc.*	(11,500)	(5,066,900)
TripAdvisor, Inc.*	(37,000)	(4,020,420)
Trulia, Inc.*	(115,000)	(5,448,700)
Yelp, Inc.*	(53,000)	(4,064,040)
Zillow, Inc., Class A*	(15,000)	(2,143,950)
Total Internet		(27,800,550)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Leisure Time — (4.4)%
Arctic Cat, Inc.	(90,000)	$(3,547,800)
Norwegian Cruise Line Holdings Ltd.*	(112,000)	(3,550,400)
Total Leisure Time		(7,098,200)
Pharmaceuticals — (4.8)%
Catamaran Corp.*	(74,000)	(3,267,840)
Perrigo Co. PLC	(31,000)	(4,518,560)
Total Pharmaceuticals		(7,786,400)
Pipelines — (2.2)%
Enbridge Energy Partners LP	(54,000)	(1,994,220)
MarkWest Energy Partners LP	(23,200)	(1,660,656)
Total Pipelines		(3,654,876)
Real Estate — (1.8)%
Realogy Holdings Corp.*	(77,000)	(2,903,670)
Retail — (11.6)%
Conn’s, Inc.*	(45,000)	(2,222,550)
Kate Spade & Co.*	(50,000)	(1,907,000)
Lululemon Athletica, Inc. (Canada)*	(70,500)	(2,853,840)
PVH Corp.	(22,400)	(2,611,840)
Restoration Hardware Holdings, Inc.*	(21,000)	(1,954,050)
Sally Beauty Holdings, Inc.*	(106,000)	(2,658,480)
Signet Jewelers Ltd.	(27,000)	(2,985,930)
Tiffany & Co.	(16,500)	(1,654,125)
Total Retail		(18,847,815)
Semiconductors — (3.3)%
Cree, Inc.*	(72,500)	(3,621,375)
Exar Corp.*	(152,000)	(1,717,600)
Total Semiconductors		(5,338,975)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Software — (5.8)%
E2open, Inc.*	(71,000)	$(1,467,570)
Informatica Corp.*	(89,000)	(3,172,850)
Salesforce.com, Inc.*	(81,000)	(4,704,480)
Total Software		(9,344,900)
Telecommunications — (4.3)%
CenturyLink, Inc.	(80,000)	(2,896,000)
Frontier Communications Corp.	(420,000)	(2,452,800)
Windstream Holdings, Inc.	(155,893)	(1,552,694)
Total Telecommunications		(6,901,494)
Textiles — (2.1)%
Mohawk Industries, Inc.*	(24,700)	(3,416,998)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(151,877,901)]		(160,234,508)
Total Investments — (44.0)% [(Cost $(62,860,410)]		(71,271,167)
Other Assets in Excess of Liabilities — 144.0%		233,223,129
Net Assets — 100.0%		$161,951,962

ETF — Exchange Traded Fund

LP — Limited Partnership

PLC — Public Limited Company

†	Affiliated Company
*	Non-income producing security
(a)	Rate shown reflects the 7-day yield as of June 30, 2014.
(b)	American Depositary Receipt.

Cash of $160,546,760 has been segregated to cover margin requirement for open short sales as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Apparel	(1.7)%
Banks	(3.1)
Beverages	(1.4)
Building Materials	(3.5)
Commercial Services	(2.2)
Computers	(9.6)
Debt Fund	18.5
Distribution/Wholesale	(3.6)
Diversified Financial Services	(5.1)
Entertainment	(1.6)
Food	(3.4)
Hand/Machine Tools	(1.6)
Home Builders	(4.6)
Internet	(17.2)
Leisure Time	(4.4)
Pharmaceuticals	(4.8)
Pipelines	(2.2)
Real Estate	(1.8)
Retail	(11.6)
Semiconductors	(3.3)
Software	(5.8)
Telecommunications	(4.3)
Textiles	(2.1)
Money Market Funds	36.4
Total Investments	(44.0)
Other Assets in Excess of Liabilities	144.0
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments

June 30, 2014

Investments	Principal	Value
CORPORATE BONDS — 42.5%
Banks — 7.3%
Bank of America Corp., 1.05%, 03/22/16@	$300,000	$302,364
Bank of New York Mellon Corp. (The), 3.10%, 01/15/15	135,000	137,043
Capital One Financial Corp., 2.13%, 07/15/14	307,000	307,212
Citigroup, Inc., 6.38%, 08/12/14	305,000	307,038
Citigroup, Inc., 1.02%, 04/01/16@	250,000	251,695
First Horizon National Corp., 5.38%, 12/15/15	325,000	343,926
Goldman Sachs Group, Inc. (The), 5.00%, 10/01/14	370,000	374,271
Morgan Stanley, 2.88%, 07/28/14	300,000	300,534
US Bancorp, 3.15%, 03/04/15	100,000	101,949
Wells Fargo & Co., Series G, 3.75%, 10/01/14	295,000	297,558
Total Banks		2,723,590
Chemicals — 1.9%
EI du Pont de Nemours & Co., 3.25%, 01/15/15	365,000	370,938
Sherwin-Williams Co. (The), 3.13%, 12/15/14	340,000	344,203
Total Chemicals		715,141
Commercial Services — 0.9%
Block Financial LLC, 5.13%, 10/30/14	350,000	354,109
Computers — 1.0%
Hewlett-Packard Co., 2.13%, 09/13/15	365,000	371,543
Diversified Financial Services — 4.7%
American Express Credit Corp., 5.13%, 08/25/14	350,000	352,508
American Express Credit Corp., 0.74%, 07/29/16@	525,000	528,637
BlackRock, Inc., 3.50%, 12/10/14	245,000	248,559
Ford Motor Credit Co. LLC, 3.88%, 01/15/15	315,000	320,686
General Electric Capital Corp., Series A, 3.75%, 11/14/14	320,000	324,186
Total Diversified Financial Services		1,774,576

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Electric — 3.5%
Duke Energy Corp., 3.95%, 09/15/14	$420,000	$423,054
Georgia Power Co., 0.55%, 03/15/16@	156,000	155,949
PacifiCorp, 4.95%, 08/15/14	365,000	367,004
Public Service Electric & Gas Co., Series G, 0.85%, 08/15/14	375,000	375,298
Total Electric		1,321,305
Food — 2.0%
ConAgra Foods, Inc., 1.35%, 09/10/15	370,000	372,844
Kroger Co. (The), 4.95%, 01/15/15	360,000	368,660
Total Food		741,504
Gas — 1.1%
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	420,000	427,914
Housewares — 1.1%
Newell Rubbermaid, Inc., 2.00%, 06/15/15	390,000	395,064
Insurance — 2.6%
Allstate Corp. (The), 5.00%, 08/15/14	310,000	311,829
CNA Financial Corp., 5.85%, 12/15/14	330,000	338,281
Prudential Financial, Inc., Series B, 5.10%, 09/20/14	320,000	323,284
Total Insurance		973,394
Media — 2.0%
Discovery Communications LLC, 3.70%, 06/01/15	355,000	365,567
Viacom, Inc., 1.25%, 02/27/15	370,000	372,129
Total Media		737,696
Mining — 1.0%
Freeport-McMoRan Copper & Gold, Inc., 1.40%, 02/13/15	370,000	371,521
Oil & Gas — 2.0%
Phillips 66, 1.95%, 03/05/15	370,000	373,765
Valero Energy Corp., 4.50%, 02/01/15	385,000	393,917
Total Oil & Gas		767,682
Pharmaceuticals — 1.1%
Express Scripts Holding Co., 2.10%, 02/12/15	425,000	429,354

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Pipelines — 1.2%
Enbridge Energy Partners LP, 5.35%, 12/15/14	$20,000	$20,425
Kinder Morgan Energy Partners LP, 5.13%, 11/15/14	420,000	427,172
Total Pipelines		447,597
Real Estate Investment Trusts — 1.8%
ERP Operating LP, 5.25%, 09/15/14	315,000	317,964
Hospitality Properties Trust, 5.13%, 02/15/15	250,000	251,261
Simon Property Group LP, 5.63%, 08/15/14	100,000	100,629
Total Real Estate Investment Trusts		669,854
Retail — 3.5%
CVS Caremark Corp., 4.88%, 09/15/14	195,000	196,744
CVS Caremark Corp., 1.20%, 12/05/16	225,000	226,510
Macy’s Retail Holdings, Inc., 5.75%, 07/15/14	180,000	180,354
Target Corp., 1.13%, 07/18/14	325,000	325,120
Walgreen Co., 1.00%, 03/13/15	370,000	371,476
Total Retail		1,300,204
Telecommunications — 2.1%
AT&T, Inc., 2.50%, 08/15/15	365,000	373,028
Verizon Communications, Inc., 2.50%, 09/15/16	385,000	397,049
Total Telecommunications		770,077
Transportation — 1.7%
Norfolk Southern Corp., 5.26%, 09/17/14	249,000	251,457
Ryder System, Inc., 3.60%, 03/01/16	355,000	371,458
Total Transportation		622,915
Total Corporate Bonds (Cost $15,912,797)		15,915,040
FOREIGN BONDS — 11.4%
Banks — 3.2%
Abbey National Treasury Services PLC, 3.88%, 11/10/14 (United Kingdom)‡	250,000	253,092
Bank of Nova Scotia, 1.85%, 01/12/15 (Canada)	320,000	322,788
Export-Import Bank of Korea, 5.88%, 01/14/15 (South Korea)	310,000	318,615

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Banks — 3.2% (continued)
Royal Bank of Canada, Series G, 0.44%, 04/29/15 (Canada)@	$100,000	$100,187
Royal Bank of Canada, Series G, 0.69%, 09/09/16 (Canada)@	200,000	201,205
Total Banks		1,195,887
Beverages — 1.2%
Anheuser-Busch InBev Finance, Inc., 0.42%, 01/27/17 (Belgium)@	450,000	450,864
Diversified Financial Services — 0.9%
Nomura Holdings, Inc., 5.00%, 03/04/15 (Japan)	250,000	257,049
Nomura Holdings, Inc., 1.68%, 09/13/16 (Japan)@	100,000	101,713
Total Diversified Financial Services		358,762
Mining — 2.0%
Barrick Gold Corp., 2.90%, 05/30/16 (Canada)	355,000	366,575
BHP Billiton Finance USA Ltd., 1.00%, 02/24/15 (Australia)	370,000	371,814
Total Mining		738,389
Oil & Gas — 2.1%
Canadian Natural Resources Ltd., 4.90%, 12/01/14 (Canada)	350,000	356,286
Petroleos Mexicanos, 4.88%, 03/15/15 (Mexico)	410,000	421,992
Total Oil & Gas		778,278
Pharmaceuticals — 1.0%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18 (Puerto Rico)	350,000	368,826
Telecommunications — 1.0%
Vodafone Group PLC, 1.63%, 03/20/17 (United Kingdom)	370,000	373,228
Total Foreign Bonds (Cost $4,264,767)		4,264,234
ASSET BACKED SECURITIES — 16.6%
Diversified Financial Services — 16.6%
Ally Auto Receivables Trust, Class A3, Series 2012-2, 0.74%, 04/15/16	52,293	52,360
Ally Auto Receivables Trust, Class A3, Series 2012-5, 0.62%, 03/15/17	335,408	335,971

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Diversified Financial Services — 16.6% (continued)
AmeriCredit Automobile Receivables Trust, Class A3, Series 2012-3, 0.96%, 01/09/17	$78,019	$78,165
AmeriCredit Automobile Receivables Trust, Class A2B, Series 2013-5, 0.53%, 03/08/17@	171,069	171,244
BA Credit Card Trust, Class A7, Series 2006-A7, 0.19%, 12/15/16@	100,000	99,993
BA Credit Card Trust, Class A11, Series 2007-A11, 0.22%, 12/15/19@	295,000	293,346
BMW Vehicle Owner Trust, Class A2, Series 2013-A, 0.41%, 02/25/16	69,790	69,812
Capital One Multi-Asset Execution Trust, Class A5, Series 2007-A5, 0.19%, 07/15/20@	525,000	521,152
CarMax Auto Owner Trust, Class A3, Series 2012-1, 0.89%, 09/15/16	220,472	220,978
CarMax Auto Owner Trust, Class B, Series 2011-1, 2.63%, 11/15/16	230,000	233,349
CarMax Auto Owner Trust, Class A2, Series 2013-4, 0.52%, 11/15/16	294,363	294,615
CarMax Auto Owner Trust, Class A3, Series 2012-3, 0.52%, 07/17/17	299,015	299,321
Citibank Credit Card Issuance Trust, Class A2, Series 2013-A2, 0.43%, 05/26/20@	600,000	600,712
Fifth Third Auto, Class A2, Series 2013-1, 0.59%, 03/15/16	232,029	232,212
Fifth Third Auto Trust, Class A3, Series 2013-A, 0.61%, 09/15/17	185,000	185,281
First National Master Note Trust, Class A, Series 2013-2, 0.68%, 10/15/19@	325,000	325,490
Ford Credit Auto Owner Trust, Class A2, Series 2013-A, 0.38%, 11/15/15	19,858	19,860
GE Equipment Midticket LLC, Class A3, Series 2012-1, 0.60%, 05/23/16	203,391	203,570
Honda Auto Receivables Owner Trust, Class A2, Series 2013-1, 0.35%, 06/22/15	63,796	63,797
Huntington Auto Trust, Class A3, Series 2012-2, 0.51%, 04/17/17	345,000	345,327
Hyundai Auto Receivables Trust, Class A2, Series 2013-B, 0.53%, 03/15/16	61,210	61,250
Hyundai Auto Receivables Trust, Class A2, Series 2014-B, 0.44%, 02/15/17	341,000	341,158

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Diversified Financial Services — 16.6% (continued)
Hyundai Auto Receivables Trust, Class A3, Series 2012-C, 0.53%, 04/17/17	$320,000	$320,323
Nissan Auto Receivables Owner Trust, Class A3, Series 2012-B, 0.46%, 10/17/16	255,855	255,990
Terwin Mortgage Trust, Class A3, Series 2005-8HE, 0.52%, 07/25/35@‡	52,036	52,147
World Omni Auto Receivables Trust, Class A3, Series 2012-A, 0.64%, 02/15/17	236,228	236,614
World Omni Automobile Lease Securitization Trust, Class A2B, Series 2013-A, 0.47%, 05/16/16@	284,784	285,070
Total Asset Backed Securities (Cost $6,196,002)		6,199,107
MORTGAGE BACKED SECURITIES — 21.0%
Commercial Mortgage Backed Securities — 21.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class A1A, Series 2004-5, 4.54%, 11/10/41	49,009	49,173
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class A5, Series 2005-2, 4.86%, 07/10/43@	318,579	325,043
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class A4, Series 2005-5, 5.12%, 10/10/45@	197,188	205,353
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class A4, Series 2005-6, 5.18%, 09/10/47@	350,000	366,039
Bear Stearns Commercial Mortgage Securities Trust, Class A2, Series 2005-PWR7, 4.95%, 02/11/41	77,673	77,660
Bear Stearns Commercial Mortgage Securities Trust, Class A4A, Series 2005-T20, 5.14%, 10/12/42@	355,000	370,835
CD 2005-CD1 Commercial Mortgage Trust, Class A4, Series 2005-CD1, 5.40%, 07/15/44@	317,336	330,106
Citigroup Commercial Mortgage Trust, Class AM, Series 2005-C3, 4.83%, 05/15/43@	80,000	82,227
Credit Suisse First Boston Mortgage Securities Corp., Class A4, Series 2005-C3, 4.69%, 07/15/37	409,869	419,565
Credit Suisse First Boston Mortgage Securities Corp., Class A5, Series 2005-C4, 5.10%, 08/15/38@	172,009	177,452
DBRR Trust, Class A, Series 2012-EZ1, 0.95%, 09/25/45‡	32,889	32,918
GE Capital Commercial Mortgage Corp., Class A4, Series 2005-C2, 4.98%, 05/10/43@	304,899	312,507

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal	Value
Commercial Mortgage Backed Securities — 21.0% (continued)
GE Capital Commercial Mortgage Corp., Class A5, Series 2005-C1, 4.77%, 06/10/48@	$345,000	$350,531
GS Mortgage Securities Corp. II, Class A4A, Series 2005-GG4, 4.75%, 07/10/39	418,806	427,556
JPMorgan Chase Commercial Mortgage Securities Corp., Class B, Series 2004-C3, 4.96%, 01/15/42@	103,127	105,049
JPMorgan Chase Commercial Mortgage Securities Trust, Class A4, Series 2005-LDP2, 4.74%, 07/15/42	335,000	343,046
LB-UBS Commercial Mortgage Trust, Class A4, Series 2005-C1, 4.74%, 02/15/30	283,002	286,418
LB-UBS Commercial Mortgage Trust, Class A4, Series 2005-C7, 5.20%, 11/15/30@	350,000	360,485
LB-UBS Commercial Mortgage Trust, Class AJ, Series 2005-C3, 4.84%, 07/15/40	305,000	313,380
Morgan Stanley Capital I Trust, Class A5, Series 2005-T17, 4.78%, 12/13/41	326,589	329,787
Morgan Stanley Capital I Trust, Class A4A, Series 2005-HQ6, 4.99%, 08/13/42	300,000	308,257
Morgan Stanley Capital I Trust, Class A4A, Series 2005-T19, 4.89%, 06/12/47	295,650	304,884
Morgan Stanley Capital I Trust, Class A4, Series 2006-T21, 5.16%, 10/12/52@	345,000	361,348
Morgan Stanley Capital I Trust, Class A5, Series 2005-IQ9, 4.70%, 07/15/56	390,171	393,372
Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2005-C17, 5.08%, 03/15/42@	121,406	123,394
Wachovia Bank Commercial Mortgage Trust, Class A7, Series 2005-C20, 5.12%, 07/15/42@	406,573	420,312
Wachovia Bank Commercial Mortgage Trust, Class AMFX, Series 2005-C20, 5.18%, 07/15/42@	295,000	308,001
Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2005-C21, 5.41%, 10/15/44@	342,745	357,941
Total Mortgage Backed Securities (Cost $7,927,406)		7,842,639

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Principal/ Shares	Value
MUNICIPAL BONDS — 1.6%
County of Santa Fe NM, Ad Valorem Property Tax GO, 2.50%, 07/01/14	$90,000	$90,000
New Jersey NJ Transit Corp., Government Grant Revenue, 5.25%, 09/15/14, (INS: AMBAC)	100,000	101,017
State of California, Ad Valorem Property Tax GO, 5.45%, 04/01/15	400,000	415,308
Total Municipal Bonds (Cost $605,713)		606,325
U.S. TREASURY NOTE — 2.3%
U.S. Treasury Note, 0.25%, 09/15/14 (Cost $875,267)	875,000	875,359
U.S. TREASURY BILL — 0.6%
U.S. Treasury Bill, 12/11/14(a) (Cost $199,965)	200,000	199,958
MONEY MARKET FUND — 4.9%
JP Morgan US Government Money Market Fund — Institutional Class, 0.01%(b) (Cost $1,840,417)	1,840,417	1,840,417
Total Investments — 100.9% (Cost $37,822,334)		37,743,079
Liabilities in Excess of Other Assets — (0.9%)		(324,267)
Net Assets — 100.0%		$37,418,812

AMBAC — American Municipal Bond Assurance Corporation

GO — General Obligation

INS  — Insured

LP — Limited Partnership

PLC — Public Limited Company

@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2014.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Interest rate shown reflects the discount rate at time of purchase.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2014

Futures contracts outstanding as of June 30, 2014:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2014	Unrealized Appreciation
2-Year U.S. Treasury Note	Jefferies & Company Inc.	September 2014	(8)	$(1,757,399)	$(1,756,750)	$649

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Banks	10.5%
Beverages	1.2
Chemicals	1.9
Commercial Mortgage Backed Securities	21.0
Commercial Services	0.9
Computers	1.0
Diversified Financial Services	22.2
Electric	3.5
Food	2.0
Gas	1.1
Housewares	1.1
Insurance	2.6
Media	2.0
Mining	3.0
Municipal	1.6
Oil & Gas	4.1
Pharmaceuticals	2.1
Pipelines	1.2
Real Estate Investment Trusts	1.8
Retail	3.5
Telecommunications	3.1
Transportation	1.7
U.S. Treasury Bill	0.6
U.S. Treasury Note	2.3
Money Market Fund	4.9
Total Investments	100.9
Liabilities in Excess of Other Assets	(0.9)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 65.5%
Debt Fund — 8.4%
AdvisorShares Sage Core Reserves ETF†	2,625	$262,001
iShares 1 – 3 Year Credit Bond ETF	9,764	1,031,860
iShares Barclays 20+ Year Treasury Bond ETF	239	27,131
iShares iBoxx $High Yield Corporate Bond ETF	5,040	479,808
iShares JPMorgan USD Emerging Markets Bond ETF	4,310	496,814
Total Debt Fund		2,297,614
Equity Fund — 57.1%
Consumer Discretionary Select Sector SPDR Fund	8,715	581,639
Consumer Staples Select Sector SPDR Fund	24,014	1,071,505
Energy Select Sector SPDR Fund	8,560	856,856
Financial Select Sector SPDR Fund	54,189	1,232,258
Health Care Select Sector SPDR Fund	13,515	822,117
Industrial Select Sector SPDR Fund	15,171	820,144
iShares MSCI EAFE ETF	19,560	1,337,317
iShares MSCI Emerging Markets ETF	31,155	1,346,831
Materials Select Sector SPDR Fund	4,116	204,318
SPDR S&P 500 ETF Trust	30,361	5,942,255
SPDR S&P Oil & Gas Exploration & Production ETF	1,762	144,977
Technology Select Sector SPDR Fund	28,550	1,094,893
Utilities Select Sector SPDR Fund	5,624	248,918
Total Equity Fund		15,704,028
Total Exchange Traded Funds (Cost $16,521,276)		18,001,642
COMMON STOCKS — 9.7%
Aerospace/Defense — 0.5%
Raytheon Co.	1,353	124,814
Apparel — 1.1%
Hanesbrands, Inc.	1,725	169,809
VF Corp.	2,236	140,868
Total Apparel		310,677

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Banks — 1.1%
M&T Bank Corp.	1,161	$144,022
Wells Fargo & Co.	2,728	143,384
Total Banks		287,406
Biotechnology — 0.5%
Gilead Sciences, Inc.*	1,670	138,460
Computers — 1.0%
Accenture PLC, Class A	1,701	137,509
Apple, Inc.	1,582	147,015
Total Computers		284,524
Electric — 0.5%
Exelon Corp.	3,771	137,566
Electronics — 0.5%
Thermo Fisher Scientific, Inc.	1,135	133,930
Food — 0.5%
Hormel Foods Corp.	2,814	138,871
Insurance — 0.5%
Travelers Cos., Inc. (The)	1,562	146,937
Machinery – Diversified — 0.5%
Rockwell Automation, Inc.	1,096	137,176
Metal Fabricate/Hardware — 0.5%
Valmont Industries, Inc.	891	135,388
Miscellaneous Manufacturing — 0.5%
General Electric Co.	5,058	132,924
Oil & Gas — 1.0%
Apache Corp.	1,500	150,930
Exxon Mobil Corp.	1,334	134,307
Total Oil & Gas		285,237
Software — 0.5%
CA, Inc.	4,622	132,836

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares/ Principal/ Contracts	Value
Textiles — 0.5%
Mohawk Industries, Inc.*	1,018	$140,830
Total Common Stocks (Cost $2,558,137)		2,667,576
U.S. TREASURY BILLS — 7.3%
U.S. Treasury Bill, 0.03%, 08/21/14(a)	$1,000,000	999,973
U.S. Treasury Bill, 0.03%, 10/16/14(a)	1,000,000	999,885
Total U.S. Treasury Bills (Cost $1,999,604)		1,999,858
MONEY MARKET FUND — 6.7%
BlackRock Liquidity Funds-T-Fund Portfolio — Institutional Class, 0.01%(b) (Cost $1,832,863)	1,832,863	1,832,863
PURCHASED PUT OPTION — 0.0%**
SPDR S&P 500 ETF Trust Option expiring 09/20/14, Strike Price $193.00 (Cost $10,045)	27	8,707
Total Investments Before Written Options — 89.2% (Cost $22,921,925)		24,510,646
WRITTEN CALL OPTIONS — (0.1)%
Accenture PLC Option expiring 07/19/14, Strike Price $87.50	(17)	(127)
Apache Corp. Option expiring 07/19/14, Strike Price $105.00	(15)	(1,177)
Apple Inc. Option expiring 07/19/14, Strike Price $95.00	(15)	(1,320)
Consumer Discretionary Select Sector SPDR Fund Option expiring 07/19/14, Strike Price $67.00	(42)	(2,184)
Energy Select Sector SPDR Fund Option expiring 07/19/14, Strike Price $100.00	(38)	(4,712)
Gilead Sciences Inc. Option expiring 07/19/14, Strike Price $85.00	(16)	(1,056)
Hanesbrands Inc. Option expiring 07/19/14, Strike Price $100.00	(17)	(1,615)
Health Care Select Sector SPDR Fund Option expiring 07/19/14, Strike Price $61.00	(64)	(3,072)
Industrial Select Sector SPDR Fund Option expiring 07/19/14, Strike Price $55.00	(72)	(1,152)
iShares MSCI EAFE Option expiring 07/19/14, Strike Price $70.00	(84)	(336)
iShares MSCI Emerging Markets ETF Option expiring 07/19/14, Strike Price $44.00	(180)	(3,240)

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Contracts	Value
WRITTEN CALL OPTIONS — (0.1)% (continued)
Materials Select Sector SPDR Fund Option expiring 07/19/14, Strike Price $50.00	(20)	$(570)
Mohawk Industries Inc. Option expiring 07/19/14, Strike Price $140.00	(10)	(1,650)
SPDR S&P 500 ETF Trust Option expiring 07/19/14, Strike Price $197.00	(116)	(10,440)
SPDR S&P Oil & Gas Exploration & Production ETF Option expiring 07/19/14, Strike Price $87.00	(17)	(323)
Thermo Fisher Scientific Inc. Option expiring 07/19/14, Strike Price $125.00	(11)	(413)
Travelers Cos., Inc. (The) Option expiring 07/19/14, Strike Price $97.50	(15)	(150)
Utilities Select Sector SPDR Fund Option expiring 07/19/14, Strike Price $43.00	(11)	(1,485)
Utilities Select Sector SPDR Fund Option expiring 07/19/14, Strike Price $44.00	(5)	(285)
VF Corp. Option expiring 07/19/14, Strike Price $65.00	(22)	(935)
Wells Fargo & Co. Option expiring 07/19/14, Strike Price $55.00	(27)	(149)
Total Written Call Options [Premiums Received $(41,242)]		(36,391)
WRITTEN PUT OPTIONS — (0.1)%
iShares 20+ Year Treasury Bond ETF Option expiring 07/19/14 @ $111.00	(62)	(1,798)
iShares iBoxx $High Yield Corporate Bond ETF Option expiring 07/19/14 @ $95.00	(110)	(6,325)
iShares JP Morgan USD Emerging Markets Bond ETF Option expiring 07/19/14 @ $115.00	(44)	(2,970)
Total Written Put Options [Premiums Received $(16,001)]		(11,093)
Total Written Options — (0.2)% [Premiums Received $(57,243)]		(47,484)
Total Investments — 89.0% (Cost $22,864,682)		24,463,162
Other Assets in Excess of Liabilities — 11.0%		3,026,573
Net Assets — 100.0%		$27,489,735

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments (continued)

June 30, 2014

ETF — Exchange Traded Fund

PLC — Public Limited Company

†	Affiliated Company
*	Non-income producing security
**	Less than 0.05%
(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $3,043,981, which includes cash in the amount of $1,044,141 as of June 30, 2014.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	8.4%
Equity Fund	57.1
Aerospace/Defense	0.5
Apparel	1.1
Banks	1.1
Biotechnology	0.5
Computers	1.0
Electric	0.5
Electronics	0.5
Food	0.5
Insurance	0.5
Machinery – Diversified	0.5
Metal Fabricate/Hardware	0.5
Miscellaneous Manufacturing	0.5
Oil & Gas	1.0
Software	0.5
Textiles	0.5
U.S. Treasury Bills	7.3
Money Market Fund	6.7
Purchased Put Option	0.0 **
Written Call Options	(0.1)
Written Put Options	(0.1)
Total Investments	89.0
Other Assets in Excess of Liabilities	11.0
Net Assets	100.0%

**	Less than 0.05%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
COMMON STOCKS — 99.7%
Advertising — 1.0%
Interpublic Group of Cos., Inc. (The)	73,314	$1,430,356
Aerospace/Defense — 3.9%
General Dynamics Corp.	11,676	1,360,838
L-3 Communications Holdings, Inc.	11,526	1,391,764
Northrop Grumman Corp.	10,901	1,304,087
Raytheon Co.	14,021	1,293,437
Total Aerospace/Defense		5,350,126
Agriculture — 3.0%
Altria Group, Inc.	33,994	1,425,708
Lorillard, Inc.	23,404	1,426,942
Philip Morris International, Inc.	15,447	1,302,337
Total Agriculture		4,154,987
Apparel — 1.0%
VF Corp.	21,542	1,357,146
Auto Parts & Equipment — 1.0%
Delphi Automotive PLC (United Kingdom)	19,746	1,357,340
Beverages — 3.0%
Coca-Cola Enterprises, Inc.	28,315	1,352,890
Dr Pepper Snapple Group, Inc.	23,310	1,365,500
Monster Beverage Corp.*	19,162	1,361,077
Total Beverages		4,079,467
Biotechnology — 2.0%
Celgene Corp.*	18,072	1,552,024
United Therapeutics Corp.*	13,486	1,193,376
Total Biotechnology		2,745,400
Chemicals — 5.0%
E.I. du Pont de Nemours & Co.	19,391	1,268,947
LyondellBasell Industries N.V., Class A	13,606	1,328,626
Monsanto Co.	11,433	1,426,153
PPG Industries, Inc.	6,756	1,419,773

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Chemicals — 5.0% (continued)
Sigma-Aldrich Corp.	13,882	$1,408,745
Total Chemicals		6,852,244
Commercial Services — 2.0%
MasterCard, Inc., Class A	17,798	1,307,619
Moody’s Corp.	16,346	1,432,890
Total Commercial Services		2,740,509
Computers — 5.1%
Apple, Inc.	15,431	1,434,003
Computer Sciences Corp.	21,725	1,373,020
International Business Machines Corp.	7,148	1,295,718
Jack Henry & Associates, Inc.	23,272	1,383,055
Western Digital Corp.	15,904	1,467,939
Total Computers		6,953,735
Cosmetics/Personal Care — 2.0%
Colgate-Palmolive Co.	19,590	1,335,646
Estee Lauder Cos., Inc. (The), Class A	17,994	1,336,235
Total Cosmetics/Personal Care		2,671,881
Distribution/Wholesale — 1.0%
W.W. Grainger, Inc.	5,263	1,338,223
Diversified Financial Services — 2.0%
Franklin Resources, Inc.	24,396	1,411,065
Visa, Inc., Class A	6,461	1,361,397
Total Diversified Financial Services		2,772,462
Electronics — 1.0%
Mettler-Toledo International, Inc.*	5,488	1,389,452
Engineering & Construction — 1.0%
URS Corp.	30,476	1,397,325
Environmental Control — 1.0%
Stericycle, Inc.*	11,627	1,376,869

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Food — 3.8%
Hershey Co. (The)	13,068	$1,272,431
Ingredion, Inc.	18,004	1,351,020
McCormick & Co., Inc.	18,316	1,311,243
Mondelez International, Inc., Class A	35,556	1,337,261
Total Food		5,271,955
Forest Products & Paper — 1.1%
International Paper Co.	28,866	1,456,867
Healthcare – Products — 3.9%
Becton, Dickinson and Co.	11,526	1,363,526
C.R. Bard, Inc.	9,023	1,290,379
ResMed, Inc.(a)	26,492	1,341,290
Zimmer Holdings, Inc.	13,108	1,361,397
Total Healthcare – Products		5,356,592
Healthcare – Services — 2.0%
Laboratory Corp. of America Holdings*	12,909	1,321,881
MEDNAX, Inc.*	23,498	1,366,409
Total Healthcare – Services		2,688,290
Household Products/Wares — 2.0%
Church & Dwight Co., Inc.	19,515	1,365,074
Jarden Corp.*	23,834	1,414,548
Total Household Products/Wares		2,779,622
Housewares — 1.0%
Newell Rubbermaid, Inc.	44,258	1,371,555
Insurance — 3.9%
American Financial Group, Inc.	23,070	1,374,049
Axis Capital Holdings Ltd. (Bermuda)	27,976	1,238,777
Everest Re Group Ltd. (Bermuda)	8,416	1,350,684
Torchmark Corp.	16,586	1,358,725
Total Insurance		5,322,235
Internet — 0.9%
eBay, Inc.*	25,819	1,292,499

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Leisure Time — 1.0%
Harley-Davidson, Inc.	18,682	$1,304,938
Machinery – Construction & Mining — 1.0%
Caterpillar, Inc.	13,044	1,417,491
Machinery – Diversified — 2.1%
Flowserve Corp.	18,076	1,343,951
IDEX Corp.	18,319	1,479,076
Total Machinery – Diversified		2,823,027
Media — 3.0%
DIRECTV*	15,952	1,356,079
Sirius XM Holdings, Inc.*(a)	400,217	1,384,751
Viacom, Inc., Class B	15,534	1,347,264
Total Media		4,088,094
Miscellaneous Manufacturing — 4.1%
3M Co.	9,711	1,391,004
Dover Corp.	15,500	1,409,725
Illinois Tool Works, Inc.	15,610	1,366,812
Ingersoll-Rand PLC (Ireland)	23,295	1,456,170
Total Miscellaneous Manufacturing		5,623,711
Office/Business Equipment — 1.0%
Xerox Corp.	112,834	1,403,655
Oil & Gas — 4.1%
Marathon Oil Corp.	37,200	1,485,024
Marathon Petroleum Corp.	15,396	1,201,966
Occidental Petroleum Corp.	13,770	1,413,215
Tesoro Corp.	24,816	1,455,955
Total Oil & Gas		5,556,160
Oil & Gas Services — 1.1%
Schlumberger Ltd.	13,236	1,561,186
Packaging & Containers — 1.0%
Ball Corp.	22,306	1,398,140

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Pharmaceuticals — 5.0%
Abbott Laboratories	33,740	$1,379,966
Eli Lilly & Co.	22,467	1,396,773
Express Scripts Holding Co.*	19,068	1,321,985
Pfizer, Inc.	45,201	1,341,566
VCA, Inc.*	42,034	1,474,973
Total Pharmaceuticals		6,915,263
Real Estate Investment Trusts — 1.0%
Invesco Mortgage Capital, Inc.	77,260	1,341,234
Retail — 8.8%
AutoZone, Inc.*	2,537	1,360,441
Dollar General Corp.*	24,196	1,387,883
Home Depot, Inc. (The)	16,773	1,357,942
Kohl’s Corp.	25,286	1,332,067
McDonald’s Corp.	13,005	1,310,124
Nordstrom, Inc.	19,808	1,345,557
Ross Stores, Inc.	19,648	1,299,322
TJX Cos., Inc. (The)	23,843	1,267,255
Yum! Brands, Inc.	17,222	1,398,426
Total Retail		12,059,017
Semiconductors — 1.0%
Texas Instruments, Inc.	28,335	1,354,130
Shipbuilding — 1.0%
Huntington Ingalls Industries, Inc.	13,890	1,313,855
Software — 3.9%
CA, Inc.	45,976	1,321,350
Fiserv, Inc.*	23,128	1,395,081
Microsoft Corp.	32,463	1,353,707
Oracle Corp.	32,397	1,313,051
Total Software		5,383,189
Telecommunications — 4.0%
Cisco Systems, Inc.	54,572	1,356,114
Corning, Inc.	62,472	1,371,261

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Telecommunications — 4.0% (continued)
Juniper Networks, Inc.*	54,392	$1,334,780
Motorola Solutions, Inc.	20,320	1,352,702
Total Telecommunications		5,414,857
Transportation — 3.0%
C.H. Robinson Worldwide, Inc.	22,546	1,438,209
Expeditors International of Washington, Inc.	29,390	1,297,863
United Parcel Service, Inc., Class B	13,502	1,386,115
Total Transportation		4,122,187
Total Common Stocks (Cost $130,665,189)		136,587,271
MONEY MARKET FUND — 0.3%
Wells Fargo Advantage Government Money Market Fund — Institutional Class, 0.01%(b) (Cost $394,778)	394,778	394,778
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 2.0%
BNY Mellon Securities Lending Overnight Fund, 0.11%(c) (Cost $2,764,305)	2,764,305	2,764,305
Total Investments — 102.0% (Cost $133,824,272)		139,746,354
Liabilities in Excess of Other Assets — (2.0)%		(2,731,009)
Net Assets — 100.0%		$137,015,345

PLC — Public Limited Company

*	Non-income producing security
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,707,254; the aggregate market value of the collateral held by the fund is $2,764,305.
(b)	Rate shown reflects the 7-day yield as of June 30, 2014.
(c)	Rate shown reflects the 1-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	1.0%
Aerospace/Defense	3.9
Agriculture	3.0
Apparel	1.0
Auto Parts & Equipment	1.0
Beverages	3.0
Biotechnology	2.0
Chemicals	5.0
Commercial Services	2.0
Computers	5.1
Cosmetics/Personal Care	2.0
Distribution/Wholesale	1.0
Diversified Financial Services	2.0
Electronics	1.0
Engineering & Construction	1.0
Environmental Control	1.0
Food	3.8
Forest Products & Paper	1.1
Healthcare – Products	3.9
Healthcare – Services	2.0
Household Products/Wares	2.0
Housewares	1.0
Insurance	3.9
Internet	0.9
Leisure Time	1.0
Machinery – Construction & Mining	1.0
Machinery – Diversified	2.1
Media	3.0
Miscellaneous Manufacturing	4.1
Office/Business Equipment	1.0
Oil & Gas	4.1
Oil & Gas Services	1.1
Packaging & Containers	1.0
Pharmaceuticals	5.0
Real Estate Investment Trusts	1.0
Retail	8.8
Semiconductors	1.0
Shipbuilding	1.0
Software	3.9
Telecommunications	4.0
Transportation	3.0
Money Market Fund	2.3
Total Investments	102.0
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
COMMON STOCKS — 98.4%
Apparel — 2.0%
LVMH Moet Hennessy Louis Vuitton SA (France)(a)	6,574	$253,625
Beverages — 3.8%
Coca-Cola Enterprises, Inc.	10,180	486,400
Chemicals — 3.9%
Novozymes A/S (Denmark)(a)	9,857	495,709
Commercial Services — 3.8%
SGS SA (Switzerland)(a)(b)	20,296	485,886
Diversified Financial Services — 4.4%
Lazard Ltd., Class A (Bermuda)	10,790	556,332
Electronics — 3.4%
Sensata Technologies Holding N.V. (Netherlands)*	9,351	437,440
Food — 10.0%
Chr. Hansen Holding A/S (Denmark)*(a)(b)	17,972	381,006
Jeronimo Martins, SGPS, SA (Portugal)(a)(b)	5,631	185,767
Nestle SA (Switzerland)(a)	6,088	472,855
Shoprite Holdings Ltd. (South Africa)(a)(b)	15,194	221,225
Total Food		1,260,853
Forest Products & Paper — 3.0%
Svenska Cellulosa AB SCA (Sweden)(a)	14,409	374,490
Healthcare – Products — 7.2%
Covidien PLC (Ireland)	6,646	599,336
Sysmex Corp. (Japan)(a)(b)	16,546	310,734
Total Healthcare – Products		910,070
Insurance — 4.2%
ACE Ltd. (Switzerland)	5,161	535,196

See accompanying Notes to Financial Statements.

ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
Internet — 9.4%
ASOS PLC (United Kingdom)*(a)(b)	7,179	$367,062
Tencent Holdings Ltd. (China)(a)	30,695	468,713
Yandex N.V., Class A (Netherlands)*	10,070	358,895
Total Internet		1,194,670
Machinery – Diversified — 3.0%
FANUC Corp. (Japan)(a)	13,166	379,313
Oil & Gas Services — 2.9%
Core Laboratories N.V. (Netherlands)	2,173	363,021
Pharmaceuticals — 8.4%
NOVO Nordisk A/S (Denmark)(a)	13,417	619,731
Perrigo Co. PLC	3,013	439,175
Total Pharmaceuticals		1,058,906
Retail — 7.9%
Inditex SA (Spain)(a)	14,173	437,520
Sun Art Retail Group Ltd. (China)(a)(b)	26,526	303,988
Wal-Mart de Mexico SAB de CV (Mexico)(a)(b)	9,610	256,491
Total Retail		997,999
Semiconductors — 11.8%
Arm Holdings PLC (United Kingdom)(a)	6,433	291,029
ASML Holding N.V. (Netherlands)(c)	5,326	496,756
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)	32,955	704,907
Total Semiconductors		1,492,692
Transportation — 9.3%
Canadian National Railway Co. (Canada)	8,678	564,244
Canadian Pacific Railway Ltd. (Canada)(b)	3,422	619,861
Total Transportation		1,184,105
Total Common Stocks (Cost $10,251,468)		12,466,707
MONEY MARKET FUND — 1.7%
Invesco Government & Agency Portfolio — Private Investment Class, 0.01%(d) (Cost $216,038)	216,038	216,038

See accompanying Notes to Financial Statements.

ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED — 17.0%
BNY Mellon Securities Lending Overnight Fund, 0.11%(e) (Cost $2,148,039)	2,148,039	$2,148,039
Total Investments — 117.1% (Cost $12,615,545)		14,830,784
Liabilities in Excess of Other Assets — (17.1)%		(2,170,541)
Net Assets — 100.0%		$12,660,243

PLC — Public Limited Company

*	Non-income producing security
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,097,959; the aggregate market value of the collateral held by the fund is $2,148,039.
(c)	Registered Shares.
(d)	Rate shown reflects the 7-day yield as of June 30, 2014.
(e)	Rate shown reflects the 1-day yield as of June 30, 2014.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Apparel	2.0%
Beverages	3.8
Chemicals	3.9
Commercial Services	3.8
Diversified Financial Services	4.4
Electronics	3.4
Food	10.0
Forest Products & Paper	3.0
Healthcare – Products	7.2
Insurance	4.2
Internet	9.4
Machinery – Diversified	3.0
Oil & Gas Services	2.9
Pharmaceuticals	8.4
Retail	7.9
Semiconductors	11.8
Transportation	9.3
Money Market Fund	18.7
Total Investments	117.1
Liabilities in Excess of Other Assets	(17.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES YIELDPRO ETF
Schedule of Investments

June 30, 2014

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 80.9%
Debt Fund — 80.9%
AdvisorShares Peritus High Yield ETF†	188,540	$10,049,182
iShares iBoxx $ Investment Grade Corporate Bond ETF	63,347	7,554,763
PowerShares Preferred Portfolio	765,245	11,195,534
PowerShares Senior Loan Portfolio	345,872	8,601,837
SPDR Blackstone/GSO Senior Loan ETF	85,936	4,296,800
Vanguard Intermediate-Term Corporate Bond ETF	105,110	9,098,321
Vanguard Long-Term Corporate Bond ETF	82,399	7,436,510
Total Exchange Traded Funds (Cost $57,168,127)		58,232,947
COMMON STOCKS — 17.4%
Commercial Services — 1.0%
R.R. Donnelley & Sons Co.	43,756	742,102
Iron/Steel — 0.5%
Cliffs Natural Resources, Inc.	24,250	364,962
Oil & Gas — 2.4%
Diamond Offshore Drilling, Inc.	23,025	1,142,731
Ensco PLC, Class A (United Kingdom)	11,258	625,607
Total Oil & Gas		1,768,338
Pipelines — 3.3%
El Paso Pipeline Partners LP*	24,316	880,968
Kinder Morgan Energy Partners LP*	10,785	886,635
ONEOK Partners LP*	10,978	643,311
Total Pipelines		2,410,914
Real Estate Investment Trust — 7.2%
American Capital Agency Corp.	42,064	984,718
Annaly Capital Management, Inc.	102,959	1,176,821
Chimera Investment Corp.	109,824	350,339
Hatteras Financial Corp.	12,725	252,082
Invesco Mortgage Capital, Inc.	17,527	304,269
MFA Financial, Inc.	42,871	351,971

See accompanying Notes to Financial Statements.

ADVISORSHARES YIELDPRO ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Shares/ Contracts	Value
Real Estate Investment Trust — 7.2% (continued)
Newcastle Investment Corp.	56,191	$269,155
NorthStar Realty Finance Corp.	30,592	531,689
Starwood Property Trust, Inc.	22,368	531,687
Two Harbors Investment Corp.	38,074	399,016
Total Real Estate Investment Trust		5,151,747
Retail — 1.0%
Staples, Inc.	64,000	693,760
Telecommunications — 2.0%
AT&T, Inc.	39,908	1,411,147
Total Common Stocks (Cost $12,038,933)		12,542,970
MONEY MARKET FUND — 1.8%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 0.01%(a) (Cost $1,302,056)	1,302,056	1,302,056
PURCHASED CALL OPTION — 0.0%**
Chicago Board Options Exchange SPX Volatility Index Option expiring 07/16/14, Strike Price $14.00 (Cost $36,416)	400	16,000
PURCHASED PUT OPTIONS — 0.3%
American Capital Agency Corp. Option expiring 07/19/14, Strike Price $23.00	400	4,400
Annaly Capital Management, Inc. Option expiring 07/19/14, Strike Price $11.00	2,728	10,912
Cliffs Natural Resources, Inc. Option expiring 07/19/14, Strike Price $13.00	349	3,315
Diamond Offshore Drilling, Inc. Option expiring 07/19/14, Strike Price $45.00	385	6,160
Diamond Offshore Drilling, Inc. Option expiring 07/19/14, Strike Price $47.50	130	5,395
iShares 20+ Year Treasury Bond ETF Option expiring 07/19/14, Strike Price $110.00	1,000	16,500
iShares 20+ Year Treasury Bond ETF Option expiring 07/19/14, Strike Price $111.00	1,100	31,900

See accompanying Notes to Financial Statements.

ADVISORSHARES YIELDPRO ETF
Schedule of Investments (continued)

June 30, 2014

Investments	Contracts	Value
PURCHASED PUT OPTIONS — 0.3% (continued)
iShares iBoxx $ High Yield Corporate Bond ETF Option expiring 09/20/14, Strike Price $93.00	400	$36,000
iShares iBoxx $ High Yield Corporate Bond ETF Option expiring 07/19/14, Strike Price $94.00	500	10,000
iShares iBoxx $ High Yield Corporate Bond ETF Option expiring 09/20/14, Strike Price $94.00	300	39,750
iShares US Preferred Stock ETF Option expiring 07/19/14, Strike Price $39.00	453	3,398
SPDR Barclays High Yield Bond ETF Option expiring 09/20/14, Strike Price $41.00	275	13,750
SPDR S&P 500 ETF Trust Option expiring 07/19/14, Strike Price $194.00	300	27,450
Total Purchased Put Options (Cost $506,698)		208,930
Total Investments — 100.4% (Cost $71,052,230)		72,302,903
Liabilities in Excess of Other Assets — (0.4)%		(267,638)
Net Assets — 100.0%		$72,035,265

ETF — Exchange Traded Fund

LP — Limited Partnership

PLC — Public Limited Company

†	Affiliated Company
*	Non-income producing security
**	Less than 0.05%
(a)	Rate shown reflects the 7-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES YIELDPRO ETF
Schedule of Investments (continued)

June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commercial Services	1.0%
Debt Fund	80.9
Iron/Steel	0.5
Oil & Gas	2.4
Pipelines	3.3
Purchased Call Option	0.0 **
Purchased Put Options	0.3
Real Estate Investment Trust	7.2
Retail	1.0
Telecommunications	2.0
Money Market Fund	1.8
Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

**	Less than 0.05%

See accompanying Notes to Financial Statements.

(This page intentionally left blank.)

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2014

	AdvisorShares Accuvest Global Long Short ETF	AdvisorShares Accuvest Global Opportunities ETF	AdvisorShares Athena International Bear ETF	AdvisorShares Cambria Global Tactical ETF	AdvisorShares EquityPro ETF
ASSETS
Investments, at Cost	$25,366,333	$31,611,762	$51,503	$41,330,755	$19,115,617
Investments in Affiliates, at Cost (Note 8)	—	—	705,000	—	—
Total Cost of Investments	25,366,333	31,611,762	756,503	41,330,755	19,115,617
Investments, at Market Value (including securities on loan) (Note 2) (a)	25,730,295	31,620,222	51,503	43,761,586	20,276,174
Investments in Affiliates, at Market Value (Note 8)	—	—	703,660	—	—
Total Market Value of Investments	25,730,295	31,620,222	755,163	43,761,586	20,276,174
Cash	11,952	—	600,552	—	—
Cash collateral held at brokers	116,127	—	517,047	—	—
Due from Broker for Futures Contracts	—	—	—	—	—
Receivable from Securities Sold	—	—	—	2,422,921	—
Unrealized Appreciation on Swaps Contracts	127,243	—	—	—	—
Dividends and Interest Receivable	193,160	208,806	61	136,987	386,719
Reclaim Receivable	—	—	—	—	504
Due from Investment Advisor	—	—	3,725	—	—
Prepaid Trustee Fees	—	—	—	—	—
Prepaid Expenses	8,745	6,419	7,750	9,210	7,457
Total Assets	26,187,522	31,835,447	1,884,298	46,330,704	20,670,854
LIABILITIES
Cash collateral for securities on loan	—	6,328,525	—	6,883,911	539,860
Securities Sold, Not Yet Purchased (b)	—	—	836,606	—	—
Unrealized Depreciation on Swaps Contracts	96,214	—	—	—	—
Advisory Payable	26,907	16,949	—	26,816	12,496
Payable for Securities Purchased	—	—	—	2,690,852	—
Trustee Fees Payable	110	110	1,007	110	114
Interest Payable	115,596	—	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	190	—	—
Payable to Global Echo Foundation	—	—	—	—	—
Accrued Expenses	52,679	55,712	26,537	62,293	48,744
Total Liabilities	291,506	6,401,296	864,340	9,663,982	601,214
NET ASSETS	$25,896,016	$25,434,151	$1,019,958	$36,666,722	$20,069,640
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$38,603,428	$28,719,248	$1,316,950	$53,309,785	$18,419,139
Undistributed Net Investment Income (Loss)	—	43,980	(20,684)	354,155	269,918
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, foreign currency transactions, futures, options written	(13,102,403)	(3,337,537)	(232,372)	(19,428,049)	220,026
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures and foreign currency translations	394,991	8,460	(43,936)	2,430,831	1,160,557
NET ASSETS	$25,896,016	$25,434,151	$1,019,958	$36,666,722	$20,069,640
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	1,250,000	925,000	50,000	1,400,000	625,000
Net Asset Value (NAV) Per Share	$20.72	$27.50	$20.40	$26.19	$32.11
(a) Market value of securities on loan	$—	$6,166,571	$—	$6,721,952	$528,936
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$794,010	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2014

	AdvisorShares Gartman Gold/British Pound ETF (consolidated)	AdvisorShares Gartman Gold/Euro ETF (consolidated)	AdvisorShares Gartman Gold/Yen ETF (consolidated)	AdvisorShares Global Echo ETF	AdvisorShares International Gold ETF	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF
ASSETS
Investments, at Cost	$879,015	$878,068	$3,173,799	$7,835,763	$257,411	$19,343,241	$27,860,673
Investments in Affiliates, at Cost (Note 8)	—	—	—	1,112,885	1,001,721	—	2,949,946
Total Cost of Investments	879,015	878,068	3,173,799	8,948,648	1,259,132	19,343,241	30,810,619
Investments, at Market Value (including securities on loan) (Note 2) (a)	879,015	878,068	3,173,799	8,698,001	263,748	24,832,060	$28,620,578
Investments in Affiliates, at Market Value (Note 8)	—	—	—	1,110,189	1,007,726	—	3,112,080
Total Market Value of Investments	879,015	878,068	3,173,799	9,808,190	1,271,474	24,832,060	31,732,658
Cash	—	—	—	448	—	—	—
Cash collateral held at brokers	—	—	—	—	—	—	—
Due from Broker for Futures Contracts	346,029	392,347	677,428	—	—	—	—
Receivable from Securities Sold	—	—	—	28,548	—	—	—
Unrealized Appreciation on Swaps Contracts	—	—	—	—	—	—	—
Dividends and Interest Receivable	—	—	—	25,727	—	18,631	7,172
Reclaim Receivable	—	—	—	449	—	—	—
Due from Investment Advisor	11,797	11,737	10,517	—	8,487	—	—
Prepaid Trustee Fees	878	878	878	—	878	—	—
Prepaid Expenses	34,887	35,767	35,702	—	23,779	6,423	6,434
Total Assets	1,272,606	1,318,797	3,898,324	9,863,362	1,304,618	24,857,114	31,746,264
LIABILITIES
Cash collateral for securities on loan	—	—	—	566,100	—	39,915	7,299,078
Securities Sold, Not Yet Purchased (b)	—	—	—	—	—	—	—
Unrealized Depreciation on Swaps Contracts	—	—	—	—	—	—	—
Advisory Payable	—	—	—	8,257	—	13,926	8,603
Payable for Securities Purchased	—	—	—	69,888	—	—	—
Trustee Fees Payable	—	—	—	—	—	110	110
Interest Payable	—	—	—	—	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—	—	—	—	—
Payable to Global Echo Foundation	—	—	—	3,002	—	—	—
Accrued Expenses	16,673	16,571	17,027	—	16,783	47,880	55,782
Total Liabilities	16,673	16,571	17,027	647,247	16,783	101,831	7,363,573
NET ASSETS	$1,255,933	$1,302,226	$3,881,297	$9,216,115	$1,287,835	$24,755,283	$24,382,691
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$1,248,865	$1,248,865	$3,755,148	$8,382,202	$1,280,000	$20,255,011	$23,707,632
Undistributed Net Investment Income (Loss)	(3,055)	(3,093)	(7,557)	30,808	(4,507)	33,249	13,352
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, foreign currency transactions, futures, options written	(29,980)	(1,778)	(7,132)	(56,437)	—	(1,021,796)	(260,332)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures and foreign currency translations	40,103	58,232	140,838	859,542	12,342	5,488,819	922,039
NET ASSETS	$1,255,933	$1,302,226	$3,881,297	$9,216,115	$1,287,835	$24,755,283	$24,382,691
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	100,000	100,000	300,000	150,000	100,000	600,000	925,000
Net Asset Value (NAV) Per Share	$12.56	$13.02	$12.94	$61.44	$12.88	$41.26	$26.36
(a) Market value of securities on loan	$—	$—	$—	$553,290	$—	$38,848	$7,111,662
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2014

	AdvisorShares Madrona International ETF	AdvisorShares Meidell Tactical Advantage ETF	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Peritus High Yield ETF	AdvisorShares Pring Turner Business Cycle ETF
ASSETS
Investments, at Cost	$21,038,305	$16,859,575	$154,332,631	$1,199,895,672	$4,688,879
Investments in Affiliates, at Cost (Note 8)	—	—	—	—	226,901
Total Cost of Investments	21,038,305	16,859,575	154,332,631	1,199,895,672	4,915,780
Investments, at Market Value (including securities on loan) (Note 2) (a)	22,457,553	17,343,014	154,733,606	1,227,949,668	5,234,093
Investments in Affiliates, at Market Value (Note 8)	—	—	—	—	234,467
Total Market Value of Investments	22,457,553	17,343,014	154,733,606	1,227,949,668	5,468,560
Cash	1,157	—	—	3,138,814	—
Cash collateral held at brokers	—	—	—	—	—
Due from Broker for Futures Contracts	—	—	—	—	—
Receivable from Securities Sold	—	761,461	156,339	10,527,296	66,720
Capital Shares Receivable	—	—	4,992,148	—	—
Dividends and Interest Receivable	76,685	20,480	751,678	20,075,364	4,365
Reclaim Receivable	10,252	—	—	—	379
Prepaid Trustee Fees	—	—	—	—	—
Prepaid Expenses	6,399	6,380	4,370	5,681	6,458
Total Assets	22,552,046	18,131,335	160,638,141	1,261,696,823	5,546,482
LIABILITIES
Due to Custodian	—	—	1,960,828	—	—
Cash collateral for securities on loan	3,210,703	1,566,357	845,961	166,306,561	429,413
Securities Sold, Not Yet Purchased (b)	—	—	—	—	—
Options Written, at Value (c)	—	—	—	—	—
Advisory Payable	10,492	7,068	45,920	940,722	72
Payable for Securities Purchased	—	753,599	2,926,935	18,307,522	—
Trustee Fees Payable	110	110	110	110	110
Interest Payable	—	—	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—	—	—
Accrued Expenses	52,093	54,619	47,616	145,318	42,651
Total Liabilities	3,273,398	2,381,753	5,827,370	185,700,233	472,246
NET ASSETS	$19,278,648	$15,749,582	$154,810,771	$1,075,996,590	$5,074,236
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$19,438,626	$16,052,106	$154,733,372	$1,046,429,633	$4,612,273
Undistributed Net Investment Income (Loss)	208,792	67,182	77,533	1,623,319	18,295
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, foreign currency transactions, futures, options written	(1,788,018)	(853,145)	(401,112)	(110,358)	(109,112)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures and foreign currency translations	1,419,248	483,439	400,978	28,053,996	552,780
NET ASSETS	$19,278,648	$15,749,582	$154,810,771	$1,075,996,590	$5,074,236
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized).	650,000	525,000	3,100,000	20,200,000	175,000
Net Asset Value (NAV) Per Share	$29.66	$30.00	$49.94	$53.27	$29.00
(a) Market value of securities on loan	$3,119,705	$1,532,683	$3,031,357	$162,332,391	$418,770
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—	$—	$—
(c) Premiums Received for Options Written	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2014

	AdvisorShares QAM Equity Hedge ETF	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares TrimTabs Float Shrink ETF	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	AdvisorShares YieldPro ETF
ASSETS
Investments, at Cost	$7,691,949	$59,020,341	$37,822,334	$22,659,402	$133,824,272	$12,615,545	$61,117,465
Investments in Affiliates, at Cost (Note 8)	420,000	29,997,150	—	262,523	—	—	9,934,765
Total Cost of Investments	8,111,949	89,017,491	37,822,334	22,921,925	133,824,272	12,615,545	71,052,230
Investments, at Market Value (including securities on loan) (Note 2) (a)	8,199,496	59,020,341	37,743,079	24,248,645	139,746,354	14,830,784	62,253,721
Investments in Affiliates, at Market Value (Note 8)	419,202	29,943,000	—	262,001	—	—	10,049,182
Total Market Value of Investments	8,618,698	88,963,341	37,743,079	24,510,646	139,746,354	14,830,784	72,302,903
Cash	2,864	76,109,147	—	1,980,750	—	3,058	—
Cash collateral held at brokers	947,145	160,546,760	—	1,044,141	—	—	—
Due from Broker for Futures Contracts	—	—	51,829	—	—	—	—
Receivable from Securities Sold	—	8,554,906	—	4,564	—	—	—
Capital Shares Receivable	—	—	—	—	—	—	—
Dividends and Interest Receivable	10,923	530	218,798	74,288	177,717	5,426	125,556
Reclaim Receivable	—	—	—	—	—	16,487	—
Prepaid Trustee Fees	—	—	71	—	—	—	464
Prepaid Expenses	7,839	9,788	44,914	7,938	6,680	6,398	34,413
Total Assets	9,587,469	334,184,472	38,058,691	27,622,327	139,930,751	14,862,153	72,463,336
LIABILITIES
Due to Custodian	—	—	10,635	—	370	—	—
Cash collateral for securities on loan	—	—	—	—	2,764,305	2,148,039	—
Securities Sold, Not Yet Purchased (b)	994,360	160,234,508	—	—	—	—	—
Options Written, at Value (c)	—	—	—	47,484	—	—	—
Advisory Payable	4,074	203,839	1,546	30,378	83,661	7,534	46,125
Payable for Securities Purchased	—	11,601,096	597,828	—	—	—	355,980
Trustee Fees Payable	110	110	—	110	110	110	—
Interest Payable	—	61,683	2,097	—	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	42,033	—	—	—	—	—
Accrued Expenses	46,398	89,241	27,773	54,620	66,960	46,227	25,966
Total Liabilities	1,044,942	172,232,510	639,879	132,592	2,915,406	2,201,910	428,071
NET ASSETS	$8,542,527	$161,951,962	$37,418,812	$27,489,735	$137,015,345	$12,660,243	$72,035,265
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$8,064,610	$324,486,324	$37,495,615	$25,943,123	$134,560,884	$10,897,508	$71,411,424
Undistributed Net Investment Income (Loss)	—	(2,033,900)	8,116	(60,353)	552,118	—	142,685
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, foreign currency transactions, futures, options written	(10,026)	(152,089,705)	(6,313)	8,485	(4,019,739)	(452,504)	(769,517)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures and foreign currency translations	487,943	(8,410,757)	(78,606)	1,598,480	5,922,082	2,215,239	1,250,673
NET ASSETS	$8,542,527	$161,951,962	$37,418,812	$27,489,735	$137,015,345	$12,660,243	$72,035,265
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized).	300,000	13,750,000	375,000	1,050,000	2,675,000	325,000	2,850,000
Net Asset Value (NAV) Per Share	$28.48	$11.78	$99.78	$26.18	$51.22	$38.95	$25.28
(a) Market value of securities on loan	$—	$—	$—	$—	$2,707,254	$2,097,959	$—
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$975,554	$151,877,901	$—	$—	$—	$—	$—
(c) Premiums Received for Options Written	$—	$—	$—	$57,243	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year or Period Ended June 30, 2014

	AdvisorShares Accuvest Global Long Short ETF	AdvisorShares Accuvest Global Opportunities ETF	AdvisorShares Athena International Bear ETF(1)	AdvisorShares Cambria Global Tactical ETF	AdvisorShares EquityPro ETF
INVESTMENT INCOME:
Dividend Income	$511,948	$409,595	$—	$922,090	$500,391
Dividend Income from Affiliates	—	—	2,291	—	—
Interest Income	38	2	188	522	26
Securities lending income (Note 2)	—	33,926	—	132,386	42,334
Foreign withholding tax	—	—	78	—	117
Total Investment Income	511,986	443,523	2,557	1,054,998	542,868
EXPENSES:
Advisory Fees	518,396	199,700	21,904	388,987	81,891
Interest on Securities Sold Short, Not Yet Purchased	87,455	—	15,376	—	—
Accounting & Administration Fees	54,773	65,693	9,946	77,077	30,277
Professional Fees	26,815	25,614	47,863	26,206	50,045
Pricing Fees	8,084	5,042	7,639	5,042	5,051
Exchange Listing Fees	7,579	7,580	17,161	7,579	10,137
Report to Shareholders	4,284	2,516	9,800	4,375	2,915
Custody Fees	3,687	1,666	236	6,789	3,085
Transfer Agent Fees	3,205	1,428	215	3,629	2,549
Trustee Fees	2,772	2,772	3,898	2,771	2,775
Insurance Fees	1,859	867	543	3,514	499
Registration Fees	1,438	503	206	—	1,071
Dividend Expense	—	—	35,857	—	—
Contribution to Global Echo Foundation	—	—	—	—	—
Miscellaneous Fees	6,394	5,325	3,018	8,144	3,286
Total Expenses	726,741	318,706	173,662	534,113	193,581
Advisory Fees Waived/Recoupment	(63,291)	(55,943)	(21,904)	6,175	(67,622)
Expense Reimbursement	—	—	(76,188)	—	—
Net Expenses	663,450	262,763	75,570	540,288	125,959
Net Investment Income (Loss)	(151,464)	180,760	(73,013)	514,710	416,909
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(3,339,785)	(1,591,294)	—	874,691	231,226
Investments in Affiliates	—	—	—	—	(255)
In-Kind Redemptions	4,916,832	2,340,676	—	1,726,243	33,870
In-Kind Redemptions in Affiliates	—	—	—	—	—
Swaps	(2,622,244)	—	—	—	—
Short Sales	(229,885)	—	(225,936)	—	—
Futures	—	—	—	—	—
Distributions by other Investment Companies	—	—	—	6,050	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,265,455	233,931	(1,340)	927,505	1,054,167
Swaps	(712,386)	—	—	—	—
Short Sales	(1,132,861)	—	(42,596)	—	—
Futures	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)	(1,854,874)	983,313	(269,872)	3,534,489	1,319,008
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATONS	$(2,006,338)	$1,164,073	$(342,885)	$4,049,199	$1,735,917

(1)	Represents the period July 18, 2013 (commencement of operations) to June 30, 2014.
(2)	Represents the period February 11, 2014 (commencement of operations) to June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year or Period Ended June 30, 2014

	AdvisorShares Gartman Gold/British Pound ETF(2) (consolidated)	AdvisorShares Gartman Gold/Euro ETF(2) (consolidated)	AdvisorShares Gartman Gold/Yen ETF(2) (consolidated)	AdvisorShares Global Echo ETF	AdvisorShares International Gold ETF(2)	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF
INVESTMENT INCOME:
Dividend Income	$—	$—	$—	$96,754	$—	$337,485	$697,343
Dividend Income from Affiliates	—	—	—	3,472	—	—	198,728
Interest Income	80	80	223	25,265	—	15	13
Securities lending income (Note 2)	—	—	—	12,686	—	933	83,208
Foreign withholding tax	—	—	—	(2,975)	—	—	—
Total Investment Income	80	80	223	135,202	—	338,433	979,292
EXPENSES:
Advisory Fees	2,652	2,685	6,582	79,413	3,898	173,897	113,618
Interest on Securities Sold Short, Not Yet Purchased	—	—	—	—	—	—	—
Accounting & Administration Fees	193	195	479	—	195	77,869	75,141
Professional Fees	26,512	26,512	26,493	—	26,512	24,870	24,909
Pricing Fees	2,285	2,285	2,285	—	2,285	5,042	5,042
Exchange Listing Fees	6,856	6,856	6,856	—	6,856	11,983	7,580
Report to Shareholders	5,713	5,713	5,713	—	5,713	2,214	4,014
Custody Fees	1,941	1,941	1,994	—	1,941	901	1,824
Transfer Agent Fees	36	37	90	—	37	1,501	1,648
Trustee Fees	507	507	507	—	507	2,771	2,771
Insurance Fees	952	952	952	—	952	1,150	1,299
Registration Fees	185	80	185	—	80	59	111
Dividend Expense	—	—	—	—	—	—	—
Contribution to Global Echo Foundation	—	—	—	28,877	—	—	—
Miscellaneous Fees	4,566	4,579	4,544	—	1,504	5,388	5,816
Total Expenses	52,398	52,342	56,680	108,290	50,480	307,645	243,773
Advisory Fees Waived/Recoupment	(2,652)	(2,685)	(6,582)	—	(3,898)	(35,931)	(27,899)
Expense Reimbursement	(46,611)	(46,484)	(42,318)	—	(41,951)	—	—
Net Expenses	3,135	3,173	7,780	108,290	4,631	271,714	215,874
Net Investment Income (Loss	(3,055)	(3,093)	(7,557)	26,912	(4,631)	66,719	763,418
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	—	—	—	45,468	124	288,347	(191,031)
Investments in Affiliates	—	—	—	(11,654)	—	—	—
In-Kind Redemptions	—	—	—	—	—	2,313,369	13,501
In-Kind Redemptions in Affiliates	—	—	—	—	—	—	2,151
Swaps	—	—	—	—	—	—	—
Short Sales	—	—	—	—	—	—	—
Futures	(61,115)	(32,913)	(161,492)	—	—	—	—
Distributions by other Investment Companies	—	—	—	—	—	—	9,043
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	—	—	673,768	12,342	2,619,735	1,351,960
Swaps	—	—	—	—	—	—	—
Short Sales	—	—	—	—	—	—	—
Futures	40,103	58,232	140,838	—	—	—	—
Net Realized and Unrealized Gain (Loss)	(21,012)	25,319	(20,654)	707,582	12,466	5,221,451	1,185,624
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATONS	$(24,067)	$22,226	$(28,211)	$734,494	$7,835	$5,288,170	$1,949,042

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year or Period Ended June 30, 2014

	AdvisorShares Madrona International ETF	AdvisorShares Meidell Tactical Advantage ETF	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Peritus High Yield ETF	AdvisorShares Pring Turner Business Cycle ETF
INVESTMENT INCOME:
Dividend Income	$497,522	$239,575	$—	$1,047,204	$103,799
Dividend Income from Affiliates	—	108	—	—	20,234
Interest Income	22	—	3,428,128	52,196,402	124
Securities lending income (Note 2)	42,515	15,284	12,300	528,456	7,594
Foreign withholding tax	(51,779)	—	—	(156,837)	(2,439)
Total Investment Income	488,280	254,967	3,440,428	53,615,225	129,312
EXPENSES:
Advisory Fees	142,853	166,231	677,239	6,444,636	53,952
Interest on Securities Sold Short, Not Yet Purchased	—	—	—	—	—
Accounting & Administration Fees	77,039	75,120	73,549	163,744	31,353
Professional Fees	24,804	25,444	33,400	42,670	28,334
Pricing Fees	5,042	5,042	12,961	11,646	6,840
Exchange Listing Fees	7,580	7,566	7,500	7,579	7,596
Report to Shareholders	2,983	2,998	18,046	63,872	1,689
Custody Fees	6,935	1,766	12,601	28,112	743
Transfer Agent Fees	1,216	758	6,995	26,783	453
Trustee Fees	2,771	2,772	2,771	2,772	2,771
Insurance Fees	1,118	628	2,662	10,847	161
Registration Fees	43	718	10,869	50,910	385
Dividend Expense	—	—	—	—	—
Licensing Fees	—	—	—	—	—
Miscellaneous Fees	5,044	4,062	11,253	64,675	3,298
Total Expenses	277,428	293,105	869,846	6,918,246	137,575
Advisory Fees Waived/Recoupment	(54,221)	(106,095)	(88,416)	—	(53,952)
Expense Reimbursement	—	—	—	—	(3,235)
Net Expenses	223,207	187,010	781,430	6,918,246	80,388
Net Investment Income (Loss)	265,073	67,957	2,658,998	46,696,979	48,924
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	867,163	(376,159)	(51,692)	7,747	(87,474)
Investments in Affiliates	—	(667)	—	—	—
In-Kind Redemptions	1,232,310	599,864	—	—	211,229
In-Kind Redemptions in Affiliates	—	—	—	—	4,293
Swaps	—	—	—	—	—
Short Sales	—	—	—	—	—
Foreign Currency Transactions	—	—	(380)	—	—
Futures	—	—	—	—	—
Options Written	—	—	—	—	—
Distributions by other Investment Companies	—	—	—	—	345
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,576,909	491,104	2,057,224	28,680,594	580,835
Swaps	—	—	—	—	—
Short Sales	—	—	—	—	—
Foreign currency translations	—	—	3	—	—
Options Written	—	—	—	—	—
Futures	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)	3,676,382	714,142	2,005,155	28,688,341	709,228
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATONS	$3,941,455	$782,099	$4,664,153	$75,385,320	$758,152

(3)	Represents the period January 14, 2014 (commencement of operations) to June 30, 2014.
(4)	Represents the period March 4, 2014 (commencement of operations) to June 30, 2014.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year or Period Ended June 30, 2014

	AdvisorShares QAM Equity Hedge ETF	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF(3)	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares TrimTabs Float Shrink ETF	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	AdvisorShares YieldPro ETF(4)
INVESTMENT INCOME:
Dividend Income	$64,333	$—	$—	$343,424	$1,738,626	$166,957	$665,795
Dividend Income from Affiliates	1,365	97,503	—	851	—	—	207,299
Interest Income	111	10,153	172,974	1,502	20	74	72
Securities lending income (Note 2)	—	—	512	—	6,589	24,652	—
Foreign withholding tax	—	—	—	—	—	(21,844)	—
Total Investment Income	65,809	107,656	173,486	345,777	1,745,235	169,839	873,166
EXPENSES:
Advisory Fees	67,404	2,523,254	46,035	326,907	913,283	72,902	146,172
Interest on Securities Sold Short, Not Yet Purchased	12,875	1,027,818	—	—	—	—	—
Accounting & Administration Fees	44,108	81,362	6,138	40,658	72,409	41,282	7,422
Professional Fees	30,301	30,057	33,026	32,220	26,622	24,751	22,910
Pricing Fees	8,085	8,084	2,896	8,084	5,042	5,042	1,940
Exchange Listing Fees	7,579	7,631	8,687	7,580	7,580	7,579	5,820
Report to Shareholders	1,539	48,887	3,861	4,249	13,683	—	2,587
Custody Fees	126	14,902	3,564	2,152	6,983	890	3,008
Transfer Agent Fees	349	15,141	1,151	1,641	4,790	643	1,392
Trustee Fees	2,772	2,772	1,314	2,772	2,772	2,772	922
Insurance Fees	—	10,068	1,208	760	2,161	548	808
Registration Fees	393	1,182	2,199	1,517	8,305	235	3,142
Dividend Expense	—	1,029,237	—	—	—	—	—
Licensing Fees	—	—	—	—	—	3,918	—
Miscellaneous Fees	3,469	29,295	2,386	5,539	8,999	1,709	1,696
Total Expenses	179,000	4,829,690	112,465	434,079	1,072,629	162,271	197,819
Advisory Fees Waived/Recoupment	(65,019)	—	(46,035)	13,817	(159,385)	(40,767)	—
Expense Reimbursement	—	—	(12,723)	—	—	—	—
Net Expenses	113,981	4,829,690	53,707	447,896	913,244	121,504	197,819
Net Investment Income (Loss)	(48,172)	(4,722,034)	119,779	(102,119)	831,991	48,335	675,347
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	173,776	—	907	(319,971)	(4,000,841)	(282,823)	(769,517)
Investments in Affiliates	—	—	—	—	—	—	—
In-Kind Redemptions	157,313	—	—	74,582	14,974,040	353,783	23
In-Kind Redemptions in Affiliates	(35)	—	—	—	—	—	169
Swaps	11,612	—	—	—	—	—	—
Short Sales	(7,176)	(48,679,864)	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—	—
Futures	—	—	1,108	—	—	—	—
Options Written	2,867	—	—	585,087	—	—	—
Distributions by other Investment Companies	—	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	312,444	(54,150)	(79,255)	2,155,768	5,511,917	1,505,268	1,250,673
Swaps	5,101	—	—	—	—	—	—
Short Sales	(25,129)	(3,638,124)	—	—	—	—	—
Foreign currency translations	—	—	—	—	—	—	—
Options Written	—	—	—	84,235	—	—	—
Futures	—	—	649	—	—	—	—
Net Realized and Unrealized Gain (Loss)	630,773	(52,372,138)	(76,591)	2,579,701	16,485,116	1,576,228	481,348
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATONS	$582,601	$(57,094,172)	$43,188	$2,477,582	$17,317,107	$1,624,563	$1,156,695

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Accuvest Global Long Short ETF		AdvisorShares Accuvest Global Opportunities ETF		AdvisorShares Athena International Bear ETF
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013	For the period July 18, 2013* to June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(151,464)	$(439,369)	$180,760	$74,807	$(73,013)
Net Realized Gain (Loss)	(1,275,082)	504,090	749,382	1,493,850	(225,936)
Net Change in Unrealized Appreciation (Depreciation)	(579,792)	393,922	233,931	(322,229)	(43,936)
Net Increase (Decrease) In Net Assets Resulting From Operations	(2,006,338)	458,643	1,164,073	1,246,428	(342,885)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	—	(154,897)	(185,454)	—
Net Realized Gains	—	—	—	—	—
Total Distributions	—	—	(154,897)	(185,454)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	69,802,024	78,003,559	57,020,186	53,907,465	2,500,000
Value of Shares Redeemed	(84,472,216)	(53,911,620)	(50,425,093)	(50,580,810)	(1,137,157)
Net Increase (Decrease) From Capital Stock Transactions	(14,670,192)	24,091,939	6,595,093	3,326,655	1,362,843
Net Increase (Decrease) in Net Assets	(16,676,530)	24,550,582	7,604,269	4,387,629	1,019,958
Net Assets:
Beginning of Period	42,572,546	18,021,964	17,829,882	13,442,253	—
End of Period	$25,896,016	$42,572,546	$25,434,151	$17,829,882	$1,019,958
Undistributed Net Investment Income (Loss)	$—	$(98,523)	$43,980	$23,165	$(20,684)
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	1,950,000	850,000	675,000	550,000	—
Shares Sold	3,250,000	3,550,000	2,100,000	1,975,000	100,000
Shares Repurchased	(3,950,000)	(2,450,000)	(1,850,000)	(1,850,000)	(50,000)
End of Period	1,250,000	1,950,000	925,000	675,000	50,000

*	Commencement of operations.
(1)	Formerly known as, AdvisorShares Global Alpha & Beta ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Cambria Global Tactical ETF		AdvisorShares EquityPro ETF(1)		AdvisorShares Gartman Gold/British Pound ETF (consolidated)	AdvisorShares Gartman Gold/Euro ETF (consolidated)	AdvisorShares Gartman Gold/Yen ETF (consolidated)
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	For the period July 10, 2012* to June 30, 2013	For the period February 11, 2014* to June 30, 2014	For the period February 11, 2014* to June 30, 2014	For the period February 11, 2014* to June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$514,710	$1,014,497	$416,909	$12,958	$(3,055)	$(3,093)	$(7,557)
Net Realized Gain (Loss)	2,606,984	2,304,034	264,841	42,439	(61,115)	(32,913)	(161,492)
Net Change in Unrealized Appreciation (Depreciation)	927,505	(824,107)	1,054,167	106,390	40,103	58,232	140,838
Net Increase (Decrease) In Net Assets Resulting From Operations	4,049,199	2,494,424	1,735,917	161,787	(24,067)	22,226	(28,211)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	(1,451,034)	(154,669)	(6,753)	—	—	—
Net Realized Gains	—	—	—	(948)	—	—	—
Total Distributions	—	(1,451,034)	(154,669)	(7,701)	—	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	1,306,971	12,334	20,096,255	2,500,000	1,280,000	1,280,000	3,909,508
Value of Shares Redeemed	(18,631,777)	(29,284,343)	(2,964,386)	(1,297,563)	—	—	—
Net Increase (Decrease) From Capital Stock Transactions	(17,324,806)	(29,272,009)	17,131,869	1,202,437	1,280,000	1,280,000	3,909,508
Net Increase (Decrease) in Net Assets	(13,275,607)	(28,228,619)	18,713,117	1,356,523	1,255,933	1,302,226	3,881,297
Net Assets:
Beginning of Period	49,942,329	78,170,948	1,356,523	—	—	—	—
End of Period	$36,666,722	$49,942,329	$20,069,640	$1,356,523	$1,255,933	$1,302,226	$3,881,297
Undistributed Net Investment Income (Loss)	$354,155	$(142,589)	$269,918	$5,352	$(3,055)	$(3,093)	$(7,557)
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	2,100,000	3,300,000	50,000	—	—	—	—
Shares Sold	50,000	—	675,000	100,000	100,000	100,000	300,000
Shares Repurchased	(750,000)	(1,200,000)	(100,000)	(50,000)	—	—	—
End of Period	1,400,000	2,100,000	625,000	50,000	100,000	100,000	300,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Global Echo ETF		AdvisorShares International Gold ETF	AdvisorShares Madrona Domestic ETF
	Year ended June 30, 2014	Year ended June 30, 2013	For the period February 11, 2014* to June 30, 2014	Year ended June 30, 2014	Year ended June 30, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$26,912	$(6,054)	$(4,631)	$66,719	$83,034
Net Realized Gain (Loss)	33,814	187,729	124	2,601,716	1,105,722
Net Change in Unrealized Appreciation (Depreciation)	673,768	127,314	12,342	2,619,735	2,851,528
Net Increase (Decrease) In Net Assets Resulting From Operations	734,494	308,989	7,835	5,288,170	4,040,284
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(2,380)	—	—	(59,938)	(73,945)
Net Realized Gains	—	(23,426)	—	—	—
Total Distributions	(2,380)	(23,426)	—	(59,938)	(73,945)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	3,045,916	5,247,921	1,280,000	10,327,769	6,508,179
Value of Shares Redeemed	—	(5,175,016)	—	(9,393,829)	(7,069,627)
Net Increase (Decrease) From Capital Stock Transactions	3,045,916	72,905	1,280,000	933,940	(561,448)
Net Increase (Decrease) in Net Assets	3,778,030	358,468	1,287,835	6,162,172	3,404,891
Net Assets:
Beginning of Period	5,438,085	5,079,617	—	18,593,111	15,188,220
End of Period	$9,216,115	$5,438,085	$1,287,835	$24,755,283	$18,593,111
Undistributed Net Investment Income (Loss)	$30,808	$2,380	$(4,507)	$33,249	$28,705
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	100,000	100,000	—	575,000	600,000
Shares Sold	50,000	100,000	100,000	275,000	225,000
Shares Repurchased	—	(100,000)	—	(250,000)	(250,000)
End of Period	150,000	100,000	100,000	600,000	575,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Madrona Global Bond ETF		AdvisorShares Madrona International ETF		AdvisorShares Meidell Tactical Advantage ETF		AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	For the period March 19, 2013* to June 30, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$763,418	$630,435	$265,073	$246,686	$67,957	$36,417	$2,658,998	$400,687
Net Realized Gain (Loss)	(166,336)	168,222	2,099,473	692,737	223,038	936,023	(52,072)	(25,422)
Net Change in Unrealized Appreciation (Depreciation)	1,351,960	(789,608)	1,576,909	1,095,122	491,104	(25,603)	2,057,227	(1,656,249)
Net Increase (Decrease) In Net Assets Resulting From Operations	1,949,042	9,049	3,941,455	2,034,545	782,099	946,837	4,664,153	(1,280,984)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(761,153)	(624,855)	(318,396)	(185,288)	—	(64,270)	(2,905,125)	(400,645)
Net Realized Gains	—	(3,106)	—	—	—	—	—	—
Total Distributions	(761,153)	(627,961)	(318,396)	(185,288)	—	(64,270)	(2,905,125)	(400,645)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	1,282,317	7,924,963	6,765,707	8,719,712	22,189,205	22,505,890	72,137,339	85,043,450
Value of Shares Redeemed	(630,454)	(5,958,081)	(6,088,375)	(9,809,428)	(16,430,574)	(19,832,014)	(2,447,417)	—
Net Increase (Decrease) From Capital Stock Transactions	651,863	1,966,882	677,332	(1,089,716)	5,758,631	2,673,876	69,689,922	85,043,450
Net Increase (Decrease) in Net Assets	1,839,752	1,347,970	4,300,391	759,541	6,540,730	3,556,443	71,448,950	83,361,821
Net Assets:
Beginning of Period	22,542,939	21,194,969	14,978,257	14,218,716	9,208,852	5,652,409	83,361,821	—
End of Period	$24,382,691	$22,542,939	$19,278,648	$14,978,257	$15,749,582	$9,208,852	$154,810,771	$83,361,821
Undistributed Net Investment Income (Loss)	$13,352	$12,454	$208,792	$211,004	$67,182	$(437)	$77,533	$42
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	900,000	825,000	625,000	675,000	325,000	225,000	1,700,000	—
Shares Sold	50,000	300,000	250,000	350,000	750,000	800,000	1,450,000	1,700,000
Shares Repurchased	(25,000)	(225,000)	(225,000)	(400,000)	(550,000)	(700,000)	(50,000)	—
End of Period	925,000	900,000	650,000	625,000	525,000	325,000	3,100,000	1,700,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Peritus High Yield ETF		AdvisorShares Pring Turner Business Cycle ETF
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	For the period December 18, 2012* to June 30, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$46,696,979	$14,982,941	$48,924	$28,574
Net Realized Gain (Loss)	7,747	410,917	128,393	(20,383)
Net Change in Unrealized Appreciation (Depreciation)	28,680,594	2,388,124	580,835	(28,055)
Net Increase (Decrease) In Net Assets Resulting From Operations	75,385,320	17,781,982	758,152	(19,864)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(45,294,692)	(14,668,314)	(59,326)	—
Net Realized Gains	(385,440)	(20,661)	—	—
Total Distributions	(45,680,132)	(14,688,975)	(59,326)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	786,562,567	172,000,936	1,309,926	5,748,989
Value of Shares Redeemed	—	(7,693,597)	(2,663,641)	—
Net Increase (Decrease) From Capital Stock Transactions	786,562,567	164,307,339	(1,353,715)	5,748,989
Net Increase (Decrease) in Net Assets	816,267,755	167,400,346	(654,889)	5,729,125
Net Assets:
Beginning of Period	259,728,835	92,328,489	5,729,125	—
End of Period	$1,075,996,590	$259,728,835	$5,074,236	$5,729,125
Undistributed Net Investment Income (Loss)	$1,623,319	$535,653	$18,295	$28,724
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	5,150,000	1,900,000	225,000	—
Shares Sold	15,050,000	3,400,000	50,000	225,000
Shares Repurchased	—	(150,000)	(100,000)	—
End of Period	20,200,000	5,150,000	175,000	225,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares QAM Equity Hedge ETF		AdvisorShares Ranger Equity Bear ETF		AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF
	Year ended June 30, 2014	For the period August 7, 2012* to June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013	For the period January 14, 2014* to June 30, 2014	Year ended June 30, 2014	For the period September 17, 2012* to June 30, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(48,172)	$(16,228)	$(4,722,034)	$(8,381,936)	$119,779	$(102,119)	$(16,633)
Net Realized Gain (Loss)	338,357	12,398	(48,679,864)	(91,193,659)	2,015	339,698	(269,448)
Net Change in Unrealized Appreciation (Depreciation)	292,416	195,527	(3,692,274)	(11,309,064)	(78,606)	2,240,003	(641,523)
Net Increase (Decrease) In Net Assets Resulting From Operations	582,601	191,697	(57,094,172)	(110,884,659)	43,188	2,477,582	(927,604)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	(11,280)	—	—	(119,991)	—	(91,839)
Net Realized Gains	(119,153)	(15,366)	—	—	—	—	(17,177)
Total Distributions	(119,153)	(26,646)	—	—	(119,991)	—	(109,016)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	5,525,090	3,766,470	66,544,424	236,542,256	37,495,615	4,947,012	23,464,423
Value of Shares Redeemed	(1,377,532)	—	(65,855,506)	(220,523,864)	—	(2,362,662)	—
Net Increase (Decrease) From Capital Stock Transactions	4,147,558	3,766,470	688,918	16,018,392	37,495,615	2,584,350	23,464,423
Net Increase (Decrease) in Net Assets	4,611,006	3,931,521	(56,405,254)	(94,866,267)	37,418,812	5,061,932	22,427,803
Net Assets:
Beginning of Period	3,931,521	—	218,357,216	313,223,483	—	22,427,803	—
End of Period	$8,542,527	$3,931,521	$161,951,962	$218,357,216	$37,418,812	$27,489,735	$22,427,803
Undistributed Net Investment Income (Loss)	$—	$(17,470)	$(2,033,900)	$(3,078,610)	$8,116	$(60,353)	$(109,831)
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	150,000	—	13,500,000	13,425,000	—	950,000	—
Shares Sold	200,000	150,000	4,950,000	11,850,000	375,000	200,000	950,000
Shares Repurchased	(50,000)	—	(4,700,000)	(11,775,000)	—	(100,000)	—
End of Period	300,000	150,000	13,750,000	13,500,000	375,000	1,050,000	950,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares TrimTabs Float Shrink ETF		AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF		AdvisorShares YieldPro ETF
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013	For the period March 4, 2014* to June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$831,991	$77,198	$48,335	$25,558	$675,347
Net Realized Gain (Loss)	10,973,199	2,467,788	70,960	(4,822)	(769,325)
Net Change in Unrealized Appreciation (Depreciation)	5,511,917	92,939	1,505,268	900,436	1,250,673
Net Increase (Decrease) In Net Assets Resulting From Operations	17,317,107	2,637,925	1,624,563	921,172	1,156,695
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(300,553)	(69,329)	(54,540)	(37,975)	(532,662)
Net Realized Gains	—	(40,008)	—	—	—
Total Distributions	(300,553)	(109,337)	(54,540)	(37,975)	(532,662)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	402,230,886	57,124,119	5,438,789	—	72,033,809
Value of Shares Redeemed	(307,889,188)	(42,286,488)	(1,694,175)	—	(622,577)
Net Increase (Decrease) From Capital Stock Transactions	94,341,698	14,837,631	3,744,614	—	71,411,232
Net Increase (Decrease) in Net Assets	111,358,252	17,366,219	5,314,637	883,197	72,035,265
Net Assets:
Beginning of Period	25,657,093	8,290,874	7,345,606	6,462,409	—
End of Period	$137,015,345	$25,657,093	$12,660,243	$7,345,606	$72,035,265
Undistributed Net Investment Income (Loss)	$552,118	$20,680	$—	$2,589	$142,685
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	625,000	250,000	225,000	225,000	—
Shares Sold	8,600,000	1,500,000	150,000	—	2,875,000
Shares Repurchased	(6,550,000)	(1,125,000)	(50,000)	—	(25,000)
End of Period	2,675,000	625,000	325,000	225,000	2,850,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Cash Flows

	AdvisorShares Accuvest Global Long Short ETF	AdvisorShares Athena International Bear ETF	AdvisorShares QAM Equity Hedge ETF	AdvisorShares Ranger Equity Bear ETF
	For the year ended June 30, 2014	For the period July 18, 2013* to June 30, 2014	For the year ended June 30, 2014	For the year ended June 30, 2014
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Dividends and Interest received	$829,193	$2,496	$62,666	$109,485
Operating expenses paid	(584,000)	(8,268)	(78,284)	(2,852,382)
Net purchases of short-term investments	(961,696)	(51,503)	264,345	33,368,924
Realized gain (loss) on swap and option contracts	(2,622,244)	—	6,088	—
Purchases of long-term investments	(130,487,517)	(705,000)	(16,265,276)	(29,997,150)
Proceeds from disposition of long-term investments	150,565,809	—	11,982,633	—
Increase/Decrease in receivables for securities sold	—	—	298,378	10,145,537
Increase/Decrease in payables for securities purchased	(1,068,007)	—	(331,779)	(23,355,764)
Net increase in short sales	(10,559,894)	568,074	733,348	(106,166,674)
Dividends paid	(120,503)	(35,667)	—	(1,021,818)
Interest paid	(143,807)	(15,376)	(12,983)	(1,058,848)
Net Cash Flows Provided (Used) By Operating Activities	4,847,334	(245,244)	(3,340,864)	(120,828,690)
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Distributions from net investment income and realized gains	—	—	(119,153)	—
Net proceeds from sale of shares	(13,593,463)	1,362,843	4,147,558	(6,579,258)
Deposits with brokers for swap contracts and short sales	10,346,416	(517,047)	(717,794)	87,101,683
Net Cash Flows Provided (Used) By Financing Activities	(3,247,047)	845,796	3,310,611	80,522,425
NET INCREASE/DECREASE IN CASH	1,600,287	600,552	(30,253)	(40,306,265)
Cash, Beginning of period	(1,588,335)	—	33,117	116,415,412
Cash, End of period	$11,952	$600,552	$2,864	$76,109,147
RECONCILIATION OF INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase/Decrease in Net Assets From Operations	$(2,006,338)	$(342,885)	$582,601	$(57,094,172)
Increase/Decrease in investments, at value	7,076,946	81,443	(3,904,534)	(50,422,762)
Increase/Decrease in payable for securities purchased	(1,068,007)	—	(331,779)	(23,355,764)
Increase/Decrease in receivable for securities sold	—	—	298,378	10,145,537
Increase/Decrease in dividends and interest receivable	317,207	(61)	(3,143)	1,829
Increase/Decrease in unrealized appreciation (depreciation) on swaps	712,386	—	(5,101)	—
Increase/Decrease in prepaid expense	(550)	(7,750)	74	1,705
Increase/Decrease in interest payable	(56,352)	—	(108)	(31,030)
Increase/Decrease in dividends payable	(120,503)	190	—	7,419
Increase/Decrease in accrued expenses	(7,455)	23,819	22,748	(81,452)
Total Adjustments	6,853,672	97,641	(3,923,465)	(63,734,518)
Net Cash Flows Provided (Used) By Operating Activities	$4,847,334	$(245,244)	$(3,340,864)	$(120,828,690)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Accuvest Global Long Short ETF
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period July 9, 2010* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$21.83	$21.20	$20.86	$25.00
Investment Operations
Net Investment Income (Loss)(2)	(0.08)	(0.34)	(0.68)	(0.67)
Net Realized and Unrealized Gain (Loss)	(1.03)	0.97	1.33	(3.47)
Distributions of Net Realized Gains by other investment companies	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	(1.11)	0.63	0.65	(4.14)
Distributions from Net Investment Income	—	—	(0.31)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	—	—	(0.31)	—
Net Asset Value, End of Period	$20.72	$21.83	$21.20	$20.86
Market Value, End of Period	$20.72	$21.98	$21.22	$20.86
Total Return
Total Investment Return Based on Net Asset Value(4)	(5.08)%	2.97%	3.15%	(16.56)%
Total Investment Return Based on Market(4)	(5.73)%	3.58%	3.24%	(16.56)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$25,896	$42,573	$18,022	$9,385
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.50%	1.50%	1.50%	1.50%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	1.89%	4.25%	8.15%	3.33%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.66%	1.79%	3.88%	1.73%
Net investment Income (Loss)(5)	(0.39)%	(1.57)%	(3.20)%	(2.82)%
Portfolio Turnover Rate(6)	226%	270%	365%	751%

*	Commencement of operations.
(1)	Formerly known as, AdvisorShares Global Alpha & Beta ETF.
(2)	Based on average shares outstanding.
(3)	Less than $0.005.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(5)	Ratios of periods of less than one year have been annualized.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Accuvest Global Opportunities ETF			AdvisorShares Athena International Bear ETF	AdvisorShares Cambria Global Tactical ETF
	Year ended June 30, 2014	Year ended June 30, 2013	For the period January 25, 2012* to June 30, 2012	For the period July 18, 2013* to June 30, 2014	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period October 26, 2010* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$26.41	$24.44	$25.00	$25.00	$23.78	$23.69	$25.92	$25.10
Investment Operations
Net Investment Income (Loss)(2)	0.23	0.12	0.31	(0.99)	0.30	0.38	0.21	0.25
Net Realized and Unrealized Gain (Loss)	1.07	2.16	(0.87)	(3.61)	2.11	0.27	(2.24)	0.79
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—	0.00 (3)	—	—
Net Increase (Decrease) in Net Assets Resulting from InvestmentOperations	1.30	2.28	(0.56)	(4.60)	2.41	0.65	(2.03)	1.04
Distributions from Net Investment Income	(0.21)	(0.31)	—	—	—	(0.56)	—	(0.22)
Distributions from Realized Capital Gains	—	—	—	—	—	—	(0.20)	—
Total Distributions	(0.21)	(0.31)	—	—	—	(0.56)	(0.20)	(0.22)
Net Asset Value, End of Period	$27.50	$26.41	$24.44	$20.40	$26.19	$23.78	$23.69	$25.92
Market Value, End of Period	$27.48	$26.41	$24.45	$20.38	$26.16	$23.79	$23.64	$25.93
Total Return
Total Investment Return Based on Net Asset Value(4)	4.89%	9.25%	(2.24)%	(18.40)%	10.13%	2.68%	(7.84)%	4.17%
Total Investment Return Based on Market(4)	4.83%	9.18%	(2.20)%	(18.48)%	9.96%	2.92%	(8.07)%	4.20%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$25,434	$17,830	$13,442	$1,020	$36,667	$49,942	$78,171	$178,837
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.25%	1.25%	1.25%	1.50%	1.25%	1.15%	0.99%	1.02%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	1.52%	1.54%	2.27%	10.67%	1.24%	1.15%	1.08%	1.04%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.52%	1.54%	2.27%	7.52%	1.24%	1.15%	1.08%	1.04%
Net investment Income (Loss)(5)	0.86%	0.45%	2.90%	(4.49)%	1.19%	1.54%	0.87%	1.45%
Portfolio Turnover Rate(6)	188%	100%	135%	481%	232%	236%	475%	187%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares EquityPro ETF(1)		AdvisorShares Gartman Gold/British Pound ETF (consolidated)	AdvisorShares Gartman Gold/Euro ETF (consolidated)	AdvisorShares Gartman Gold/Yen ETF (consolidated)
	Year ended June 30, 2014	For the period July 10, 2012* to June 30, 2013	For the period February 11, 2014* to June 30, 2014	For the period February 11, 2014* to June 30, 2014	For the period February 11, 2014* to June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$27.13	$25.00	$12.80	$12.80	$12.80
Investment Operations
Net Investment Income (Loss)(2)	1.24	0.22	(0.03)	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	4.08	2.06	(0.21)	0.25	0.17
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	5.32	2.28	(0.24)	0.22	0.14
Distributions from Net Investment Income	(0.34)	(0.13)	—	—	—
Distributions from Realized Capital Gains	—	(0.02)	—	—	—
Total Distributions	(0.34)	(0.15)	—	—	—
Net Asset Value, End of Period	$32.11	$27.13	$12.56	$13.02	$12.94
Market Value, End of Period	$32.11	$27.12	$12.61	$13.07	$13.04
Total Return
Total Investment Return Based on Net Asset Value(4)	19.71%	9.16%	(1.88)%	1.72%	1.09%
Total Investment Return Based on Market(4)	19.76%	9.11%	(1.48)%	2.11%	1.88%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$20,070	$1,357	$1,256	$1,302	$3,881
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.25%	1.25%	0.65%	0.65%	0.65%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	1.92%	6.95%	10.87%	10.72%	4.74%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.92%	6.95%	10.87%	10.72%	4.74%
Net investment Income (Loss)(5)	4.13%	0.88%	(0.63)%	(0.63)%	(0.63)%
Portfolio Turnover Rate(6)	21%	43%	0%	0%	0%

*	Commencement of operations.
(1)	Formerly known as, AdvisorShares Global Alpha & Beta ETF.
(2)	Based on average shares outstanding.
(3)	Less than $0.005.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(5)	Ratios of periods of less than one year have been annualized.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Global Echo ETF			AdvisorShares International Gold ETF	AdvisorShares Madrona Domestic ETF
	Year ended June 30, 2014	Year ended June 30, 2013	For the period May 23, 2012* to June 30, 2012	For the period February 11, 2014* to June 30, 2014	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$54.38	$50.80	$50.00	$12.80	$32.34	$25.31	$26.07	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.22	(0.07)	(0.02)	(0.05)	0.11	0.15	0.10	0.00 (3)
Net Realized and Unrealized Gain (Loss)	6.86	3.88	0.82	0.13	8.91	7.01	(0.79)	1.07
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	7.08	3.81	0.80	0.08	9.02	7.16	(0.69)	1.07
Distributions from Net Investment Income	(0.02)	—	—	—	(0.10)	(0.13)	(0.07)	—
Distributions from Realized Capital Gains	—	(0.23)	—	—	—	—	—	—
Total Distributions	(0.02)	(0.23)	—	—	(0.10)	(0.13)	(0.07)	—
Net Asset Value, End of Period	$61.44	$54.38	$50.80	$12.88	$41.26	$32.34	$25.31	$26.07
Market Value, End of Period	$61.46	$54.53	$50.99	$12.78	$41.26	$32.34	$25.28	$26.07
Total Return
Total Investment Return Based on Net Asset Value(4)	13.03%	7.54%	1.60%	0.63%	27.93%	28.37%	(2.65)%	4.28%
Total Investment Return Based on Market(4)	12.75%	7.43%	1.98%	(0.16)%	27.93%	28.52%	(2.76)%	4.28%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$9,216	$5,438	$5,080	$1,288	$24,755	$18,593	$15,188	$2,607
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.50%	1.50%	1.50%	0.95%	1.25%	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	1.50%	1.50%	1.50%	10.36%	1.42%	1.61%	1.46%	10.96%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.50%	1.50%	1.50%	10.36%	1.42%	1.61%	1.46%	10.96%
Net investment Income (Loss)(5)	0.37%	(0.13)%	(0.32)%	(0.95)%	0.31%	0.51%	0.40%	0.23%
Portfolio Turnover Rate(6)	157%	180%	70%	2%	14%	33%	40%	0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Madrona Global Bond ETF
	Year ended June 30, 2014	Year ended June 30, 2013		Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.05	$25.69		$25.01	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.86	0.72		0.71	0.01
Net Realized and Unrealized Gain (Loss)	1.30	(0.66)		0.67	—
Distributions of Net Realized Gains by other investment companies	—	0.01		—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	2.16	0.07		1.38	0.01
Distributions from Net Investment Income	(0.85)	(0.71)		(0.70)	—
Distributions from Realized Capital Gains	—	(0.00	)(3)	—	—
Total Distributions	(0.85)	(0.71)		(0.70)	—
Net Asset Value, End of Period	$26.36	$25.05		$25.69	$25.01
Market Value, End of Period	$26.42	$24.96		$25.68	$25.02
Total Return
Total Investment Return Based on Net Asset Value(4)	8.80%	0.20%		5.59%	0.04%
Total Investment Return Based on Market(4)	9.44%	(0.13)%		5.49%	0.08%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$24,383	$22,543		$21,195	$2,501
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	0.95%	0.95%		0.95%	0.95%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	1.07%	1.02%		0.99%	11.08%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.07%	1.02%		0.99%	11.08%
Net investment Income (Loss)(5)	3.36%	2.73%		2.81%	1.68%
Portfolio Turnover Rate(6)	20%	28%		12%	0%

*	Commencement of operations.
(1)	Formerly known as, AdvisorShares Global Alpha & Beta ETF.
(2)	Based on average shares outstanding.
(3)	Less than $0.005.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(5)	Ratios of periods of less than one year have been annualized.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Madrona International ETF				AdvisorShares Meidell Tactical Advantage ETF
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period June 23, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$23.97	$21.06	$26.17	$25.00	$28.33	$25.12	$25.06	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.41	0.39	0.32	0.01	0.14	0.14	0.00 (3)	0.01
Net Realized and Unrealized Gain (Loss)	5.77	2.82	(5.33)	1.16	1.53	3.30	0.08	0.05
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	6.18	3.21	(5.01)	1.17	1.67	3.44	0.08	0.06
Distributions from Net Investment Income	(0.49)	(0.30)	(0.08)	—	—	(0.23)	(0.02)	—
Distributions from Realized Capital Gains	—	—	(0.02)	—	—	—	—	—
Total Distributions	(0.49)	(0.30)	(0.10)	—	—	(0.23)	(0.02)	—
Net Asset Value, End of Period	$29.66	$23.97	$21.06	$26.17	$30.00	$28.33	$25.12	$25.06
Market Value, End of Period	$29.58	$23.95	$21.11	$26.18	$30.00	$28.37	$25.48	$25.07
Total Return
Total Investment Return Based on Net Asset Value(4)	25.91%	15.24%	(19.11)%	4.68%	5.89%	13.81%	0.31%	0.24%
Total Investment Return Based on Market(4)	25.64%	14.86%	(18.95)%	4.72%	5.75%	12.33%	1.71%	0.28%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$19,279	$14,978	$14,219	$2,617	$15,750	$9,209	$5,652	$2,506
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.25%	1.25%	1.25%	1.25%	1.35%	1.35%	1.35%	1.35%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	1.55%	1.65%	1.54%	10.99%	2.12%	2.99%	3.69%	13.70%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.55%	1.65%	1.54%	10.99%	2.12%	2.99%	3.69%	13.70%
Net investment Income (Loss)(5)	1.48%	1.65%	1.48%	1.14%	0.49%	0.51%	0.01%	1.00%
Portfolio Turnover Rate(6)	182%	93%	110%	19%	687%	605%	817%	5%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2014	For the period March 19, 2013* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$49.04	$50.00
Investment Operations
Net Investment Income (Loss)(2)	1.26	0.28
Net Realized and Unrealized Gain (Loss)	0.99	(0.99)
Distributions of Net Realized Gains by other investment companies	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	2.25	(0.71)
Distributions from Net Investment Income	(1.35)	(0.25)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.35)	(0.25)
Net Asset Value, End of Period	$49.94	$49.04
Market Value, End of Period	$49.94	$49.01
Total Return
Total Investment Return Based on Net Asset Value(4)	4.65%	(1.42)%
Total Investment Return Based on Market(4)	4.70%	(1.48)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$154,811	$83,362
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	0.83%	1.13%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	0.83%	1.13%
Net investment Income (Loss)(5)	2.55%	1.98%
Portfolio Turnover Rate(6)	85%	105%

*	Commencement of operations.
(1)	Formerly known as, AdvisorShares Global Alpha & Beta ETF.
(2)	Based on average shares outstanding.
(3)	Less than $0.005.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(5)	Ratios of periods of less than one year have been annualized.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Peritus High Yield ETF				AdvisorShares Pring Turner Business Cycle ETF
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period December 1, 2010* to June 30, 2011	Year ended June 30, 2014	For the period December 18, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$50.43	$48.59	$51.59	$50.00	$25.46	$25.00
Investment Operations
Net Investment Income (Loss)(2)	4.14	4.28	4.20	2.25	0.24	0.18
Net Realized and Unrealized Gain (Loss)	2.69	1.66	(2.74)	1.30	3.60	0.28
Distributions of Net Realized Gains by other investment companies	—	—	0.00 (3)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	6.83	5.94	1.46	3.55	3.84	0.46
Distributions from Net Investment Income	(3.95)	(4.09)	(3.99)	(1.96)	(0.30)	—
Distributions from Realized Capital Gains	(0.04)	(0.01)	(0.47)	—	—	—
Total Distributions	(3.99)	(4.10)	(4.46)	(1.96)	(0.30)	—
Net Asset Value, End of Period	$53.27	$50.43	$48.59	$51.59	$29.00	$25.46
Market Value, End of Period	$53.27	$49.91	$48.64	$51.87	$29.04	$25.47
Total Return
Total Investment Return Based on Net Asset Value(4)	14.04%	12.58%	3.27%	7.16%	15.19%	1.84%
Total Investment Return Based on Market(4)	15.20%	11.29%	2.75%	7.73%	15.30%	1.88%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$1,075,997	$259,729	$92,328	$43,851	$5,074	$5,729
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.18%	1.25%	1.35%	1.34%	1.49%	1.49%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	1.18%	1.23%	1.35%	1.57%	2.55%	4.70%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.18%	1.23%	1.35%	1.57%	2.55%	4.70%
Net investment Income (Loss)(5)	7.95%	8.44%	8.64%	7.47%	0.91%	1.35%
Portfolio Turnover Rate(6)	87%	37%	80%	81%	35%	26%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares QAM Equity Hedge ETF
	Year ended June 30, 2014	For the period August 7, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$26.21	$25.00
Investment Operations
Net Investment Income (Loss)(2)	(0.20)	(0.12)
Net Realized and Unrealized Gain (Loss)	2.95	1.51
Distributions of Net Realized Gains by other investment companies	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	2.75	1.39
Distributions from Net Investment Income	—	(0.08)
Distributions from Realized Capital Gains	(0.48)	(0.10)
Total Distributions	(0.48)	(0.18)
Net Asset Value, End of Period	$28.48	$26.21
Market Value, End of Period	$28.45	$26.16
Total Return
Total Investment Return Based on Net Asset Value(4)	10.52%	5.57%
Total Investment Return Based on Market(4)	10.62%	5.36%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$8,543	$3,932
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.50%	1.50%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	2.66%	4.61%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	2.46%	4.55%
Net investment Income (Loss)(5)	(0.71)%	(0.50)%
Portfolio Turnover Rate(6)	179%	114%

*	Commencement of operations.
(1)	Formerly known as, AdvisorShares Global Alpha & Beta ETF.
(2)	Based on average shares outstanding.
(3)	Less than $0.005.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(5)	Ratios of periods of less than one year have been annualized.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Ranger Equity Bear ETF				AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period January 27, 2011* to June 30, 2011	For the period January 14, 2014* to June 30, 2014	Year ended June 30, 2014	For the period September 17, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$16.17	$23.33	$22.65	$25.00	$100.00	$23.61	$25.00
Investment Operations
Net Investment Income (Loss)(2)	(0.38)	(0.60)	(0.72)	(0.30)	0.36	(0.10)	(0.03)
Net Realized and Unrealized Gain (Loss)	(4.01)	(6.56)	1.40	(2.05)	(0.25)	2.67	(1.16)
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	(4.39)	(7.16)	0.68	(2.35)	0.11	2.57	(1.19)
Distributions from Net Investment Income	—	—	—	—	(0.33)	—	(0.17)
Distributions from Realized Capital Gains	—	—	—	—	—	—	(0.03)
Total Distributions	—	—	—	—	(0.33)	—	(0.20)
Net Asset Value, End of Period	$11.78	$16.17	$23.33	$22.65	$99.78	$26.18	$23.61
Market Value, End of Period	$11.79	$16.16	$23.34	$22.65	$99.80	$26.22	$23.62
Total Return
Total Investment Return Based on Net Asset Value(4)	(27.15)%	(30.69)%	3.00%	(9.40)%	0.11%	10.89%	(4.80)%
Total Investment Return Based on Market(4)	(27.04)%	(30.76)%	3.05%	(9.40)%	0.13%	11.01%	(4.76)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$161,952	$218,357	$313,223	$50,389	$37,419	$27,490	$22,428
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.65%	1.61%	1.69%	1.79%	0.35%	1.85%	1.85%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	2.87%	3.12%	3.06%	3.16%	0.73%	1.79%	2.35%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.65%	1.61%	1.68%	1.88%	0.73%	1.79%	2.35%
Net investment Income (Loss)(5)	(2.81)%	(3.11)%	(3.06)%	(3.07)%	0.78%	(0.42)%	(0.14)%
Portfolio Turnover Rate(6)	484%	697%	756%	635%	12%	166%	40%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares TrimTabs Float Shrink ETF
	Year ended June 30, 2014	Year ended June 30, 2013	For the period October 5, 2011* to June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$41.05	$33.16	$26.20
Investment Operations
Net Investment Income (Loss)(2)	0.43	0.23	0.07
Net Realized and Unrealized Gain (Loss)	9.89	7.99	6.90
Distributions of Net Realized Gains by other investment companies	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	10.32	8.22	6.97
Distributions from Net Investment Income	(0.15)	(0.21)	(0.01)
Distributions from Realized Capital Gains	—	(0.12)	—
Total Distributions	(0.15)	(0.33)	(0.01)
Net Asset Value, End of Period	$51.22	$41.05	$33.16
Market Value, End of Period	$51.25	$41.13	$33.24
Total Return
Total Investment Return Based on Net Asset Value(4)	25.18%	25.01%	26.62%
Total Investment Return Based on Market(4)	25.00%	24.96%	26.93%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$137,015	$25,657	$8,291
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	0.99%	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	1.16%	1.90%	2.34%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.16%	1.90%	2.34%
Net investment Income (Loss)(5)	0.90%	0.62%	0.31%
Portfolio Turnover Rate(6)	7%	57%	201%

*	Commencement of operations.
(1)	Formerly known as, AdvisorShares Global Alpha & Beta ETF.
(2)	Based on average shares outstanding.
(3)	Less than $0.005.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(5)	Ratios of periods of less than one year have been annualized.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF				AdvisorShares YieldPro ETF
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period July 21, 2010* to June 30, 2011	For the period March 4, 2014* to June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$32.65	$28.72	$31.46	$25.00	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.18	0.11	0.07	0.15	0.29
Net Realized and Unrealized Gain (Loss)	6.29	3.99	(2.58)	6.40	0.20
Distributions of Net Realized Gains by other investment companies	—	0.00 (3)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	6.47	4.10	(2.51)	6.55	0.49
Distributions from Net Investment Income	(0.17)	(0.17)	(0.11)	(0.09)	(0.21)
Distributions from Realized Capital Gains	—	—	(0.12)	—	—
Total Distributions	(0.17)	(0.17)	(0.23)	(0.09)	(0.21)
Net Asset Value, End of Period	$38.95	$32.65	$28.72	$31.46	$25.28
Market Value, End of Period	$38.93	$32.63	$28.70	$31.58	$25.31
Total Return
Total Investment Return Based on Net Asset Value(4)	19.85%	14.30%	(7.94)%	26.21%	1.95%
Total Investment Return Based on Market(4)	19.85%	14.29%	(8.36)%	26.69%	2.07%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$12,660	$7,346	$6,462	$8,651	$72,035
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.25%	1.25%	1.25%	1.25%	1.07%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	1.67%	2.52%	4.17%	3.04%	1.07%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.67%	2.52%	4.17%	3.04%	1.07%
Net investment Income (Loss)(5)	0.50%	0.36%	0.24%	0.52%	3.64%
Portfolio Turnover Rate(6)	24%	38%	16%	34%	8%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2014

1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is comprised of 24 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Accuvest Global Long Short ETF	AGLS	July 9, 2010
AdvisorShares Accuvest Global Opportunities ETF	ACCU	January 25, 2012
AdvisorShares Athena International Bear ETF	HDGI	July 18, 2013
AdvisorShares Cambria Global Tactical ETF	GTAA	October 26, 2010
AdvisorShares EquityPro ETF (formerly known as, AdvisorShares Global Alpha & Beta ETF)	EPRO	July 10, 2012
AdvisorShares Gartman Gold/British Pound ETF	GGBP	February 11, 2014
AdvisorShares Gartman Gold/Euro ETF	GEUR	February 11, 2014
AdvisorShares Gartman Gold/Yen ETF	GYEN	February 11, 2014
AdvisorShares Global Echo ETF	GIVE	May 23, 2012
AdvisorShares International Gold ETF	GLDE	February 11, 2014
AdvisorShares Madrona Domestic ETF	FWDD	June 21, 2011
AdvisorShares Madrona Global Bond ETF	FWDB	June 21, 2011
AdvisorShares Madrona International ETF	FWDI	June 21, 2011
AdvisorShares Meidell Tactical Advantage ETF	MATH	June 23, 2011
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares Peritus High Yield ETF	HYLD	December 1, 2010
AdvisorShares Pring Turner Business Cycle ETF	DBIZ	December 18, 2012
AdvisorShares QAM Equity Hedge ETF	QEH	August 7, 2012
AdvisorShares Ranger Equity Bear ETF	HDGE	January 27, 2011
AdvisorShares Sage Core Reserves ETF	HOLD	January 14, 2014
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares TrimTabs Float Shrink ETF	TTFS	October 5, 2011
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	AADR	July 21, 2010
AdvisorShares YieldPro ETF	YPRO	March 4, 2014

Effective December 1, 2013, AdvisorShares Global Alpha & Beta ETF changed its name to AdvisorShares EquityPro ETF.

AdvisorShares Accuvest Global Long Short ETF (“Accuvest Global Long Short ETF”) seeks average annual returns in excess of the total return of the MSCI World Index by investing in both long and short positions in Underlying ETFs that offer diversified exposure to global regions. The Fund may also use derivatives tied to the broad market indices when establishing net long and net short exposure on top of the core long/short portfolio.

AdvisorShares Accuvest Global Opportunities ETF (“Accuvest Global Opportunities ETF”) seeks long-term capital appreciation in excess of global equity benchmarks such as the MSCI All Country World Index by investing primarily in Underlying ETFs that provide diversified exposure to select economies around the world.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

1. Organization - (continued)

AdvisorShares Athena International Bear ETF (“Athena International Bear ETF”) seeks capital appreciation through short sales of international equity securities. The Portfolio Manager uses a behavioral finance approach to identifying securities to short. Stocks are screened and selected using the Portfolio Manager’s patented behavioral research.

AdvisorShares Cambria Global Tactical ETF (“Cambria Global Tactical ETF”) seeks to preserve and grow capital by investing primarily in other Underlying ETFs that offer diversified exposure to global regions, countries, styles or sectors and exchange-traded products.

AdvisorShares EquityPro ETF (“EquityPro ETF”) is a broadly diversified global equity ETF which seeks long-term capital growth. EPRO utilizes a “top-down” thematic approach while employing a proprietary security selection process and from time to time will employ risk management techniques to lower portfolio volatility and risk. The Portfolio Manager seeks to achieve this objective by investing primarily in other ETPs, individual stocks, and American Depositary Receipts (ADRs) that provide investment exposure to global equity markets and that meet certain selection criteria established by the Portfolio Manager.

AdvisorShares Gartman Gold/British Pound ETF (“Gartman Gold/British Pound ETF”) seeks to provide positive returns by utilizing the British pound to invest its assets in the gold market. GGBP offers investors an alternative method to invest in gold by financing gold purchases in liquid currencies other than the U.S. dollar. The British pound is obtained through the sale of either exchange-traded currency futures or “over-the-counter” foreign exchange forward contracts.

AdvisorShares Gartman Gold/Euro ETF (“Gartman Gold/Euro ETF”) seeks to provide positive returns by utilizing the European Union’s Euro to invest its assets in the gold market. GEUR offers investors an alternative method to invest in gold by financing gold purchases in liquid currencies other than the U.S. dollar. Euros are obtained through the sale of either exchange-traded currency futures or “over-the-counter” foreign exchange forward contracts.

AdvisorShares Gartman Gold/Yen ETF (“Gartman Gold/Yen ETF”) seeks to provide positive returns by utilizing the Japanese yen to invest its assets in the gold market. GYEN offers investors an alternative method to invest in gold by financing gold purchases in liquid currencies other than the U.S. dollar. The Japanese yen is obtained through the sale of either exchange-traded currency futures or “over-the-counter” foreign exchange forward contracts.

AdvisorShares Global Echo ETF (“Global Echo ETF”) seeks long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index, over a full market cycle. The Fund is a multi-manager, multi-strategy, broadly diversified, and actively managed ETF with a focus on sustainable investing.

AdvisorShares International Gold ETF (“International Gold ETF”) seeks to provide positive absolute returns by investing in exchange-traded products (ETPs) that provide diversified exposure to the international gold market. GLDE offers investors an alternative method to invest in gold by financing gold purchases in liquid currencies other than the U.S. dollar.

AdvisorShares Madrona Domestic ETF (“Madrona Domestic ETF”) seeks to provide long-term capital appreciation above the capital appreciation of its benchmark, the S&P 500 Index by selecting a portfolio of up to 500 of the largest U.S. traded equity securities using a weighted allocation system based on consensus analyst estimates of the present value of future expected earnings relative to the share price of each security.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

1. Organization - (continued)

AdvisorShares Madrona Global Bond ETF (“Madrona Global Bond ETF”) seeks investment results that exceed the price and yield performance of its benchmark, the Barclays Capital Aggregate Bond Index. The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 12 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

AdvisorShares Madrona International ETF (“Madrona International ETF”) seeks to provide long-term capital appreciation above the capital appreciation of its international benchmarks, such as the MSCI EAFE Index, the Fund’s primary benchmark, and the BNY Mellon Classic ADR Index, the Fund’s secondary benchmark. The Fund seeks to achieve this objective by selecting a portfolio primarily composed of at least 250 of the largest American Depositary Receipts (ADRs) from among the largest issuers of Europe, Australasia and the Far East (EAFE) and Canada. It’s portfolio may also include ADRs that provide exposure to certain markets deemed to be emerging markets.

AdvisorShares Meidell Tactical Advantage ETF (“Meidell Tactical Advantage ETF”) seeks to provide long-term capital appreciation and capital preservation. The Fund is considered a “fund-of-funds” that seeks to achieve this investment objective by managing a tactical strategy that has the ability to dynamically rebalance the Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends. The Fund employs a long tactical strategy that seeks to minimize portfolio losses by rotating out of higher volatility assets and lower volatility assets depending on the Fund’s current view of risks in different asset classes.

AdvisorShares Newfleet Multi-Sector Income ETF (“Newfleet Multi-Sector Income ETF”) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (“NAV”) due to changes in interest rates. In seeking to achieve the Fund’s investment objective, the Sub-Advisor applies a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the bond markets. The Fund principally invests in investment-grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization or, if unrated, those securities that the Sub-Advisor determines to be of comparable quality.

AdvisorShares Peritus High Yield ETF (“Peritus High Yield ETF”) seeks high current income by investing in a focused portfolio of high yield debt securities commonly referred to as “junk bonds”. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities.

AdvisorShares Pring Turner Business Cycle ETF (“Pring Turner Business Cycle ETF”) seeks long-term growth from capital appreciation and income. The cornerstone of the Portfolio Manager’s investment philosophy rests on the core belief of building wealth consistently while minimizing portfolio risk. DBIZ is a multi-asset class fund that dynamically allocates among stock, bond, inflation-sensitive securities, and cash. The Portfolio Manager has developed a pro-active asset allocation and sector rotation process designed around the stage changes in the business cycle. DBIZ’s disciplined decision-making employs multiple layers of input including business cycle, fundamental, and technical analysis. This adaptive approach combines continuous asset allocation changes, diversification with careful sector selections, and income emphasis.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

1. Organization - (continued)

AdvisorShares QAM Equity Hedge ETF (“QAM Equity Hedge ETF”) seeks investment results that exceed the risk adjusted performance of approximately 50% of the long/short equity hedge fund universe as defined by the HFRI Equity Hedge Total Index constituents. The Portfolio Manager seeks to achieve this objective by employing an actively managed long/short equity strategy that attempts to gain global net equity exposures that approximate those of the universe of managers in the HFRI Equity Hedge Total Index. Additionally, the Portfolio Manager utilizes advanced algorithms including Markov Processes International’s (MPI) proprietary and patented style analysis technique and associated algorithms, DSA (Dynamic Style Analysis), patented hedge fund analysis software, combined with the Portfolio Manager’s qualitative knowledge of the hedge fund investor community to develop investment strategies.

AdvisorShares Ranger Equity Bear ETF (“Ranger Equity Bear ETF”) seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

AdvisorShares Sage Core Reserves ETF (“Sage Core Reserves ETF”) seeks to preserve capital while maximizing income. The Sub-Advisor seeks to achieve the fund’s investment objective by investing in a variety of fixed income securities, including bonds, forwards and instruments issued by U.S. and foreign issuers. It will invest in U.S. dollar-denominated investment grade debt securities, including mortgage- or asset-backed securities, rated Baa- or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Advisor to be of comparable quality.

AdvisorShares STAR Global Buy-Write ETF (“STAR Global Buy-Write ETF”) seeks consistent repeatable returns across all market cycles. The Portfolio Manager seeks to achieve this investment objective by using a proprietary strategy known as Volatility Enhanced Global Appreciation (VEGA). VEGA employs a “Buy-Write” or “Covered Call” overlay for their global allocation strategy using ETPs. The strategy simultaneously writes (sells) a call option against each position in order to seek cumulative price appreciation from the portfolio’s global exposure, while generating a consistent income stream from the sale of covered call and/or cash-secured put options. When volatility is low the portfolio manager buys protective put options to manage downside risk.

AdvisorShares TrimTabs Float Shrink ETF (“TrimTabs Float Shrink ETF”) seeks to generate long-term returns in excess of the total return of the Russell 3000® Index, with less volatility than the Russell 3000® Index. The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, as represented by the Russell 3000® Index. The Fund seeks to achieve this goal by investing in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance.

AdvisorShares WCM/BNY Mellon Focused ADR ETF (“WCM/BNY Mellon Focused ADR ETF”) seeks long-term capital appreciation by investing primarily in other Underlying ETFs, American Depository Receipts (ADRs) included in the BNY Mellon Classic ADR Index, the Fund’s primary index, and swap contracts.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

1. Organization - (continued)

AdvisorShares YieldPro ETF (“YieldPro ETF”) seeks to provide current income and capital appreciation. The fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing in both long and short positions in other affiliated and unaffiliated exchange traded funds (“ETFs”) that offer diversified exposure to fixed income and other income producing securities. It may also invest in equity, inverse or other types of ETFs to supplement its fixed income ETF positions. The fund intends to invest the majority of its assets in investments that provide a competitive yield on a risk-adjusted basis.

2. Consolidation of Subsidiaries

The Consolidated Schedules of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Funds	Wholly Owned Subsidiary
Gartman Gold/British Pound ETF	AdvisorShares Gartman Gold/British Pound CFC
Gartman Gold/Euro ETF	AdvisorShares Gartman Gold/Euro CFC
Gartman Gold/Yen ETF	AdvisorShares Gartman Gold/Yen CFC

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

Funds	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of ETF’s Total Net Assets at June 30, 2014
Gartman Gold/British Pound ETF	February 11, 2014	$140,955	11.2%
Gartman Gold/Euro ETF	February 11, 2014	140,955	10.8
Gartman Gold/Yen ETF	February 11, 2014	471,910	12.2

3. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

3. Summary of Significant Accounting Policies - (continued)

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Equity Swaps

The Accuvest Global Long Short ETF, the Cambria Global Tactical ETF, the QAM Equity Hedge ETF and the STAR Global Buy-Write ETF may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Short Sales

Certain Funds may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

3. Summary of Significant Accounting Policies - (continued)

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statement of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amounts of income or fees paid by Accuvest Global Long Short ETF, Athena International Bear ETF, QAM Equity Hedge ETF and Ranger Equity Bear ETF for the year ended June 30, 2014 are $87,455, $15,376, $12,875 and $1,027,818, respectively, which are included as interest on securities sold short, not yet purchsed in the Statement of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”), may invest in futures in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Such Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Options

Certain Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

3. Summary of Significant Accounting Policies - (continued)

extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Securities Lending

Each Fund may lend portfolio securities to certain credit worthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, equivalent to at least 100% of the market value of securities loaned, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its’ securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower default.

Price information on ETFs is taken from the exchange where the security is primarily traded. Under normal conditions, the Funds invest cash collateral from securities lending activities into BNY Mellon Securities Lending Overnight Fund. The BNY Mellon Securities Lending Overnight Fund investment objective is the maximization of current income to the extent consistent with preservation of capital and the maintenance of liquidity. BNY Mellon Securities Lending Overnight Fund has no redemption restrictions, and is valued at NAV.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

3. Summary of Significant Accounting Policies - (continued)

The securities lending income earned by the Funds are disclosed on the Statements of Operations. The value of loaned securities and related collateral outstanding at June 30, 2014 are shown in the Schedules of Investments and Statements of Assets and Liabilities.

Liabilities:	Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statements of Financial Position		Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
Fund						Financial Instruments	Collateral Pledged/ Received
Accuvest Global Long Short ETF	Swaps	$96,214	$—	$31,029		$127,243	$10,111,289	$—
Accuvest Global Opportunities	Securities Lending	6,328,525	—	6,328,525		6,328,525*	—	—
Cambria Global Tactical ETF	Securities Lending	6,883,911	—	6,883,911		6,883,911*	—	—
EquityPro ETF	Securities Lending	539,860	—	539,860		539,860*	—	—
Global Echo ETF	Securities Lending	566,100	—	566,100		566,100*	—	—
Madrona Domestic ETF	Securities Lending	39,915	—	39,915		39,915*	—	—
Madrona Global Bond ETF	Securities Lending	7,299,078	—	7,299,078		7,299,078*	—	—
Madrona International ETF	Securities Lending	3,211,866	—	3,211,866	(1)	3,211,866*	—	—
Meidell Tactical Advantage ETF	Securities Lending	1,566,357	—	1,566,357		1,566,357*	—	—
Newfleet Multi-Sector Income ETF	Securities Lending	3,070,939	—	3,070,939	(1)	3,070,939*	—	—
Peritus High Yield ETF	Securities Lending	166,306,561	—	166,306,561		166,306,561*	—	—
Pring Turner Business Cycle ETF	Securities Lending	429,413	—	429,413		429,413*	—	—
TrimTabs Float Shrink ETF	Securities Lending	2,764,305	—	2,764,305		2,764,305*	—	—
WCM/BNY Mellon Focused Growth ADR ETF	Securities Lending	2,148,039	—	2,148,039		2,148,039*	—	—

*	Collateral for securities on loan included in the Schedule of Investments.
(1)	Includes the value of securities received as collateral which are not shown on the Statements of Assets and Liabilities because the Fund does not have the right to sell or repledge the securities received as collateral.

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

4. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an Investment Advisory Agreement with AdvisorShares Investments, LLC (the “Advisor”). The Advisor acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund. Pursuant to the Advisory Agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers. For its services, each Fund pays the Advisor an annual management fee and such fees do not include breakpoints. From time to time, the Advisor may waive all or a portion of its fee.

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
Accuvest Global Long Short ETF	1.35%
Accuvest Global Opportunities ETF	0.95%
Athena International Bear ETF	1.35%
Cambria Global Tactical ETF
$0 – $250,000,000	0.90%
$250,000,001 – $1,000,000,000	0.80%
$1,000,000,001 – $5,000,000,000	0.70%
$5,000,000,001 +	0.60%
EquityPro ETF	0.80%
Gartman Gold/British Pound ETF	0.55%
Gartman Gold/Euro ETF	0.55%
Gartman Gold/Yen ETF	0.55%
Global Echo ETF	1.10%
International Gold ETF	0.80%
Madrona Domestic ETF	0.80%
Madrona Global Bond ETF	0.50%
Madrona International ETF	0.80%
Meidell Tactical Advantage ETF	1.20%
Newfleet Multi-Sector Income ETF	0.65%
Peritus High Yield ETF	1.10%
Pring Turner Business Cycle ETF	1.00%
QAM Equity Hedge ETF	1.00%
Ranger Equity Bear ETF	1.50%
Sage Core Reserves ETF	0.30%
STAR Global Buy-Write ETF	1.35%
TrimTabs Float Shrink ETF	0.99%
WCM/BNY Mellon Focused Growth ADR ETF	0.75%
YieldPro ETF	0.80%

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

4. Investment Advisory Agreement and Other Agreements - (continued)

Effective December 1, 2013, Global Alpha & Beta ETF changed its name to EquityPro ETF. Prior to December 1, 2013 the Advisor’s annual management fee for the Fund was as follows:

Rate:
$0 – $100,000,000	1.00%
$100,000,001 – $250,000,000	0.90%
$250,000,001 – $1,000,000,000	0.80%
$1,000,000,001 +	0.70%

For the Global Echo Fund, as part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, short dividend expenses, expenses of Independent Trustees (including any Trustees’ counsel fees), and extraordinary expenses.

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) between the sub-advisor and the Advisor, the sub-advisor receives an annual fee.

From time to time, each sub-advisor may waive all or a portion of its fee.

Expense Limitation Agreement

The Advisor has contractually agreed to reduce their fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding a specified for each Fund’s average daily net assets. The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be terminated with the approval of the Fund’s Board. The expense caps in effect for each Fund during the year ended June 30, 2014 were as follows:

Fund:	Rate:
Accuvest Global Long Short ETF	1.50%
Accuvest Global Opportunities ETF	1.25%
Athena International Bear ETF	1.50%
Cambria Global Tactical ETF	1.25%
EquityPro ETF	1.25%
Gartman Gold/British Pound ETF	0.65%
Gartman Gold/Euro ETF	0.65%
Gartman Gold/Yen ETF	0.65%
Global Echo ETF	—
International Gold ETF	0.95%
Madrona Domestic ETF	1.25%
Madrona Global Bond ETF	0.95%
Madrona International ETF	1.25%

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

4. Investment Advisory Agreement and Other Agreements - (continued)

Fund:	Rate:
Meidell Tactical Advantage ETF	1.35%
Newfleet Multi-Sector Income ETF	0.75%
Peritus High Yield ETF	1.35%
Pring Turner Business Cycle ETF	1.49%
QAM Equity Hedge ETF	1.50%
Ranger Equity Bear ETF	1.85%
Sage Core Reserves ETF	0.35%
STAR Global Buy-Write ETF	1.85%
TrimTabs Float Shrink ETF	0.99%
WCM/BNY Mellon Focused Growth ADR ETF	1.25%
YieldPro ETF	1.25%

For the year ended June 30, 2014, the Advisor waived fees and reimbursed expenses for each Fund as follows. Each Fund may recoup such waivers until the date indicated.

Fund:	Expenses Reimbursed:	Recoupment Balance:	Recoupment Expiration:
Accuvest Global Long Short ETF	$204,653	$202,243	06/30/2015
	83,973	83,973	06/30/2016
	63,291	63,291	06/30/2017
Total Accuvest Global Long Short ETF	351,917	349,507
Accuvest Global Opportunities ETF	45,384	45,384	06/30/2015
	49,308	49,308	06/30/2016
	55,943	55,943	06/30/2017
Total Accuvest Global Opportunities ETF	150,635	150,635
Athena International Bear ETF	98,092	98,092	06/30/2017
Cambria Global Tactical ETF	129,750	101,464	06/30/2015
	15,570	15,570	06/30/2016
	4,358	4,358	06/30/2017
Total Cambria Global Tactical ETF	149,678	121,392
EquityPro ETF	83,603	83,603	06/30/2016
	67,622	67,622	06/30/2017
Total EquityPro ETF	151,225	151,225
Gartman Gold/British Pound ETF	49,263	49,263	06/30/2017
Gartman Gold/Euro ETF	49,169	49,169	06/30/2017
Gartman Gold/Yen ETF	48,900	48,900	06/30/2017
International Gold ETF	45,849	45,849	06/30/2017
Madrona Domestic ETF	30,175	29,886	06/30/2015
	59,617	59,617	06/30/2016
	35,931	35,931	06/30/2017
Total Madrona Domestic ETF	125,723	125,434

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

4. Investment Advisory Agreement and Other Agreements - (continued)

Fund:	Expenses Reimbursed:	Recoupment Balance:	Recoupment Expiration:
Madrona Global Bond ETF	$5,992	$—	06/30/2015
	28,515	8,167	06/30/2016
	27,899	27,899	06/30/2017
Total Madrona Global Bond ETF	62,406	36,066
Madrona International ETF	36,187	36,122	06/30/2015
	60,597	60,597	06/30/2016
	54,221	54,221	06/30/2017
Total Madrona International ETF	151,005	150,940
Meidell Tactical Advantage ETF	79,573	73,208	06/30/2015
	119,857	119,857	06/30/2016
	106,095	106,095	06/30/2017
Total Meidell Tactical Advantage ETF	305,525	299,160
Newfleet Multi-Sector Income ETF	76,615	76,615	06/30/2016
	88,416	88,416	06/30/2017
Total Newfleet Multi-Sector Income ETF	165,031	165,031
Pring Turner Business Cycle ETF	68,085	68,085	06/30/2016
	57,187	57,187	06/30/2017
Total Pring Turner Business Cycle ETF	125,272	125,272
QAM Equity Hedge ETF	98,205	98,205	06/30/2016
	65,019	65,019	06/30/2017
Total QAM Equity Hedge ETF	163,224	163,224
Sage Core Reserves ETF	58,758	58,758	06/30/2017
STAR Global Buy-Write ETF	58,584	41,527	06/30/2016
	3,240	3,240	06/30/2017
Total STAR Global Buy-Write ETF	61,824	44,767
TrimTabs Float Shrink ETF	66,768	66,768	06/30/2015
	113,494	113,494	06/30/2016
	159,385	159,385	06/30/2017
Total TrimTabs Float Shrink ETF	339,647	339,647
WCM/BNY Mellon Focused Growth ADR ETF	214,032	209,961	06/30/2015
	93,893	93,893	06/30/2016
	40,767	40,767	06/30/2017
Total WCM/BNY Mellon Focused Growth ADR ETF	348,692	344,621

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Global Echo ETF. There are no expenses reimbursed or recouped for that Fund.

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (“BNYM”) (in each capacity, the “Administrator”, “Custodian”, “Fund Accountant” or “Transfer Agent”), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

4. Investment Advisory Agreement and Other Agreements - (continued)

Distribution and Service (12b-1) Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under the Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

5. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only “Authorized Participants” may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

6. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 —	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

6. Summary of Fair Value Disclosure - (continued)

significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Funds’ assets carried at fair value:

Assets	Accuvest Global Long Short ETF	Accuvest Global Opportunities ETF	Athena International Bear ETF	Cambria Global Tactical ETF	EquityPro ETF	Gartman Gold/British Pound ETF
Level 1
Exchange Traded Funds	$24,768,599	$25,060,226	$703,660	$36,476,798	$19,341,980	$—
Money Market Fund	961,696	231,471	51,503	400,877	394,334	879,015
Futures†	—	—	—	—	—	62,090
Level 2
Swaps Contracts†	127,243	—	—	—	—	—
Investment of Cash Collateral for Securities Loaned	—	6,328,525	—	6,883,911	539,860	—
Liabilities
Level 1
Common Stocks	—	—	(836,606)	—	—	—
Futures†	—	—	—	—	—	(21,987)
Level 2
Swap Contracts	(96,214)	—	—	—	—	—
Total	$25,761,324	$31,620,222	$(81,443)	$43,761,586	$20,276,174	$919,118

Assets	Gartman Gold/Euro ETF	Gartman Gold/Yen ETF	Global Echo ETF	International Gold ETF	Madrona Domestic ETF	Madrona Global Bond ETF
Level 1
Exchange Traded Funds	$—	$—	$2,068,657	$1,245,801	$—	$24,134,554
Common Stocks	—	—	5,011,682	—	24,393,245	—
Money Market Fund	878,068	3,173,799	224,323	25,673	398,900	299,026
Futures†	62,090	186,270	—	—	—	—
Level 2
Municipal Bonds	—	—	300,000	—	—	—
Asset Backed Securities	—	—	1,379,644	—	—	—
Commercial Mortgage Backed Securities	—	—	257,784	—	—	—
Investment of Cash Collateral for Securities Loaned	—	—	566,100	—	39,915	7,299,078
Liabilities
Level 1
Futures†	(3,858)	(45,432)	—	—	—	—
Total	$936,300	$3,314,637	$9,808,190	$1,271,474	$24,832,060	$31,732,658

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

6. Summary of Fair Value Disclosure - (continued)

Assets	Madrona International ETF	Meidell Tactical Advantage ETF	Newfleet Multi-Sector Income ETF	Peritus High Yield ETF	Pring Turner Business Cycle ETF	QAM Equity Hedge ETF
Level 1
Exchange Traded Funds	$—	$15,293,305	$—	$—	$1,554,110	$8,092,692
Exchange Traded Notes	—	—	—	—	—	54,214
Common Stocks	18,938,975	—	—	90,094,516	2,905,957	—
Preferred Stocks	130,728	—	—	—	—	—
Money Market Fund	177,147	483,352	—	20,161,488	579,080	471,792
Level 2
Corporate Bonds	—	—	31,518,979	592,471,783	—	—
Foreign Bonds	—	—	8,051,070	196,754,350	—	—
U.S. Treasury Notes	—	—	6,507,107	—	—	—
U.S. Government Agency Securities	—	—	2,550,089	—	—	—
Asset Backed Securities	—	—	35,092,327	—	—	—
Mortgage Backed Securities	—	—	49,122,281	—	—	—
Term Loans	—	—	21,045,792	162,160,970	—	—
Investment of Cash Collateral for Securities Loaned	3,210,703	1,566,357	845,961	166,306,561	429,413	—
Liabilities
Level 1
Exchange Traded Funds	—	—	—	—	—	(994,360)
Total	$22,457,553	$17,343,014	$154,733,606	$1,227,949,668	$5,468,560	$7,624,338

Assets	Ranger Equity Bear ETF	Sage Core Reserves ETF	STAR Global Buy-Write ETF	TrimTabs Float Shrink ETF	WCM/BNY Mellon Focused Growth ADR ETF	YieldPro ETF
Level 1
Exchange Traded Funds	$29,943,000	$—	$18,001,642	$—	$—	$58,232,947
Common Stocks	—	—	2,667,576	136,587,271	12,466,707	12,542,970
Purchased Options	—	—	8,707	—	—	224,930
Money Market Fund	59,020,341	1,840,417	1,832,863	394,778	216,038	1,302,056
Futures†	—	649	—	—	—	—
Level 2
Corporate Bonds	—	15,915,040	—	—	—	—
Foreign Bonds	—	4,264,234	—	—	—	—
Municipal Bonds	—	606,325	—	—	—	—
U.S. Treasury Notes	—	875,359	—	—	—	—
U.S. Treasury Bills	—	199,958	1,999,858	—	—	—
Asset Backed Securities	—	6,199,107	—	—	—	—
Commercial Mortgage Backed Securities	—	7,842,639	—	—	—	—
Investment of Cash Collateral for Securities Loaned	—	—	—	2,764,305	2,148,039	—
Liabilities
Level 1
Exchange Traded Funds	(160,234,508)	—	—	—	—	—
Written Options	—	—	(47,484)	—	—	—
Total	$(71,271,167)	$37,743,728	$24,463,162	$139,746,354	$14,830,784	$72,302,903

†	Derivative instruments, including swap contracts and futures, are valued at the net unrealized gain (loss) on the instrument.

There were no transfers between Level 1 and Level 2 fair value measurements that occurred during the year ended June 30, 2014.

The Funds did not hold any level 3 securities as of June 30, 2014.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

7. Valuation of Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

At June 30, 2014, the fair values of derivative instruments were as follows:

Statement of Assets and Liabilities:

Fund:	Asset Derivatives:	Interest Rate Risk	Equity Risk	Commodity Risk
Accuvest Global Long Short ETF	Unrealized Appreciation on Swaps Contracts	$—	$127,243	$—
Gartman Gold/British Pound ETF	Unrealized Appreciation on Futures Contracts	—	—	62,090
Gartman Gold/Euro ETF	Unrealized Appreciation on Futures Contracts	—	—	62,090
Gartman Gold/Yen ETF	Unrealized Appreciation on Futures Contracts	—	—	186,270
Sage Core Reserves ETF	Unrealized Appreciation on Futures Contracts	649	—	—
STAR Global Buy-Write ETF	Investments – Options Purchased	—	8,707	—
YieldPro ETF	Investments – Options Purchased	48,400	176,530	—
		$49,049	$312,480	$310,450

Fund:	Liability Derivatives:	Interest Rate Risk	Equity Risk	Foreign Exchange Risk
Accuvest Global Long Short ETF	Unrealized Depreciation on Swaps Contracts	$—	$(96,214)	$—
Gartman Gold/British Pound ETF	Unrealized Depreciation Futures Contracts	—	—	(21,987)
Gartman Gold/Euro ETF	Unrealized Depreciation Futures Contracts	—	—	(3,858)
Gartman Gold/Yen ETF	Unrealized Depreciation Futures Contracts	—	—	(45,432)
STAR Global Buy-Write ETF	Options Written, at Value	(1,798)	(45,686)	—
		$(1,798)	$(141,900)	$(71,277)

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

7. Valuation of Derivative Instruments - (continued)

Transactions in derivative instruments during the year ended June 30, 2014, were as follows:

Statement of Operations:

Fund:	Realized Gain (Loss):	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk
Accuvest Global Long Short ETF	Swaps	$(2,622,244)	$—	$—	$—
Gartman Gold/British Pound ETF	Futures	—	(29,980)	(31,135)	—
Gartman Gold/Euro ETF	Futures	—	(1,778)	(31,135)	—
Gartman Gold/Yen ETF	Futures	—	(7,132)	(154,360)	—
QAM Equity Hedge ETF	Swaps	11,612	—	—	—
QAM Equity Hedge ETF	Options Written	2,867	—	—	—
Sage Core Reserves ETF	Futures	—	—	—	1,108
STAR Global Buy-Write ETF	Investments – Options Purchased	(403,583)	—	—	—
STAR Global Buy-Write ETF	Options Written	585,087	—	—	—
YieldPro ETF	Investments – Options Purchased	(984,743)	—	—	—
		$(3,411,004)	$(38,890)	$(216,630)	$1,108

Fund:	Change in Unrealized Gain (Loss):	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk
Accuvest Global Long Short ETF	Swaps	$(712,386)	$—	$—	$—
Gartman Gold/British Pound ETF	Futures	—	(21,987)	62,090	—
Gartman Gold/Euro ETF	Futures	—	(3,858)	62,090	—
Gartman Gold/Yen ETF	Futures	—	(45,432)	186,270	—
QAM Equity Hedge ETF	Swaps	5,101	—	—	—
Sage Core Reserves ETF	Futures	—	—	—	649
STAR Global Buy-Write ETF	Investments – Options Purchased	174,240	—	—	—
STAR Global Buy-Write ETF	Options Written	84,235	—	—	—
YieldPro ETF	Investments – Options Purchased	(318,184)	—	—	—
		$(766,994)	$(71,277)	$310,450	$649

During the year ended June 30, 2014, the volume of the derivatives held by the Funds was as follows:

	Accuvest Global Long Short ETF	Gartman Gold/British Pound ETF	Gartman Gold/Euro ETF	Gartman Gold/Yen ETF	QAM Equity Hedge ETF	Sage Core Reserves ETF	STAR Global Buy-Write ETF	YieldPro ETF
Long Equity Swaps Contracts	3,353,543	—	—	—	8,997	—	—	—
Short Equity Swaps Contracts	2,834,122	—	—	—	12,837	—	—	—
Purchased Equity Options Contracts	—	—	—	—	90	—	15,746	19,921
Written Equity Options Contracts	—	—	—	—	90	—	14,759	12,651
Short Futures Contracts	—	15	15	35	—	—	—	—
Long Futures Contracts	—	1	—	13	—	18	—	—

8. Federal Income Tax

The Funds intend to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

8. Federal Income Tax - (continued)

statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2012 – 2014), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At June 30, 2014, the approximate cost of investments, including short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation/(Depreciation)
Accuvest Global Long Short ETF	$25,954,682	$634,443	$(858,830)	$(224,387)	$31,029
Accuvest Global Opportunities ETF	31,694,694	312,536	(387,008)	(74,472)	—
Athena International Bear ETF	756,503	9,297	(63,246)	(1,340)	(52,602)
Cambria Global Tactical ETF	41,486,602	2,353,098	(78,114)	2,274,984	—
EquityPro ETF	19,126,009	1,255,187	(105,022)	1,150,165	—
Gartman Gold/British Pound ETF	879,015	—	—	—	—
Gartman Gold/Euro ETF	878,068	—	—	—	—
Gartman Gold/Yen ETF	3,173,799	—	—	—	—
Global Echo ETF	8,981,608	965,843	(139,261)	826,582	—
International Gold ETF	1,259,132	17,199	(4,857)	12,342	—
Madrona Domestic ETF	19,356,828	5,680,692	(205,460)	5,475,232	—
Madrona Global Bond ETF	30,854,488	998,510	(120,340)	878,170	—
Madrona International ETF	21,129,945	1,812,089	(484,481)	1,327,608	—
Meidell Tactical Advantage ETF	16,861,043	481,971	—	481,971	—
Newfleet Multi-Sector Income ETF	154,332,871	1,251,951	(851,216)	400,735	3
Peritus High Yield ETF	1,199,895,672	37,289,699	(9,235,703)	28,053,996	—
Pring Turner Business Cycle ETF	4,922,178	563,182	(16,800)	546,382	—
QAM Equity Hedge ETF	8,162,959	517,162	(86,759)	455,740	(25,337)
Ranger Equity Bear ETF	89,017,491	2,626,908	(16,221,775)	(54,150)	(13,540,717)
Sage Core Reserves ETF	37,822,351	13,527	(92,799)	(79,272)	—
STAR Global Buy-Write ETF	22,526,928	2,038,721	(45,244)	1,983,718	9,759
TrimTabs Float Shrink ETF	133,836,544	7,236,536	(1,326,726)	5,909,810	—
WCM/BNY Mellon Focused Growth ADR ETF	12,618,069	2,640,511	(427,796)	2,212,715	—
YieldPro ETF	71,052,230	1,632,003	(381,330)	1,250,673	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

8. Federal Income Tax - (continued)

At June 30, 2014, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Income	Accumulated Capital Gains/(Losses)	Timing Difference	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Accuvest Global Long Short ETF	$—	$(9,241,224)	$(3,272,830)	$(193,358)	$(12,707,412)
Accuvest Global Opportunities ETF	43,980	(2,683,788)	(570,817)	(74,472)	(3,285,097)
Athena International Bear ETF	—	(54,496)	(188,547)	(53,949)	(296,992)
Cambria Global Tactical ETF	354,155	(19,272,202)	—	2,274,984	(16,643,063)
EquityPro ETF	295,925	204,411	—	1,150,165	1,650,501
Gartman Gold/British Pound ETF	27,900	—	(20,832)	—	7,068
Gartman Gold/Euro ETF	27,862	—	25,499	—	53,361
Gartman Gold/Yen ETF	24,353	—	101,796	—	126,149
Global Echo ETF	30,808	(13,478)	(9,999)	826,582	833,913
International Gold ETF	—	—	(4,507)	12,342	7,835
Madrona Domestic ETF	33,249	(991,114)	(17,095)	5,475,232	4,500,272
Madrona Global Bond ETF	13,352	(106,975)	(109,488)	878,170	675,059
Madrona International ETF	212,640	(1,680,182)	(20,044)	1,327,608	(159,978)
Meidell Tactical Advantage ETF	67,182	(560,050)	(291,627)	481,971	(302,524)
Newfleet Multi-Sector Income ETF	77,533	(251,685)	(149,187)	400,738	77,399
Peritus High Yield ETF	1,623,319	—	(110,358)	28,053,996	29,566,957
Pring Turner Business Cycle ETF	18,295	(23,177)	(79,537)	546,382	461,963
QAM Equity Hedge ETF	28,703	18,811	—	430,403	477,917
Ranger Equity Bear ETF	—	(124,434,165)	(24,505,330)	(13,594,867)	(162,534,362)
Sage Core Reserves ETF	8,116	—	(5,647)	(79,272)	(76,803)
STAR Global Buy-Write ETF	—	(174,384)	(272,481)	1,993,477	1,546,612
TrimTabs Float Shrink ETF	552,118	(509,037)	(3,498,430)	5,909,810	2,454,461
WCM/BNY Mellon Focused Growth ADR ETF	—	(449,980)	—	2,212,715	1,762,735
YieldPro ETF	142,685	—	(769,517)	1,250,673	623,841

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

8. Federal Income Tax - (continued)

At June 30, 2014, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)	Paid-in Capital
Accuvest Global Long Short ETF	$249,987	$(4,358,476)	$4,108,489
Accuvest Global Opportunities ETF	(5,048)	(2,221,547)	2,226,595
Athena International Bear ETF	52,329	(6,436)	(45,893)
Cambria Global Tactical ETF	(17,966)	(1,481,264)	1,499,230
EquityPro ETF	2,326	(39,668)	37,342
Gartman Gold/British Pound ETF	—	31,135	(31,135)
Gartman Gold/Euro ETF	—	31,135	(31,135)
Gartman Gold/Yen ETF	—	154,360	(154,360)
Global Echo ETF	3,896	(3,896)	—
International Gold ETF	124	(124)	—
Madrona Domestic ETF	(2,237)	(2,310,841)	2,313,078
Madrona Global Bond ETF	(1,367)	(10,958)	12,325
Madrona International ETF	51,111	(1,262,790)	1,211,679
Meidell Tactical Advantage ETF	(338)	(591,608)	591,946
Newfleet Multi-Sector Income ETF	323,618	(323,618)	—
Peritus High Yield ETF	(314,621)	314,621	—
Pring Turner Business Cycle ETF	(27)	(217,122)	217,149
QAM Equity Hedge ETF	65,642	(216,481)	150,839
Ranger Equity Bear ETF	5,766,744	(101,882)	(5,664,862)
Sage Core Reserves ETF	8,328	(8,328)	—
STAR Global Buy-Write ETF	151,597	(45,947)	(105,650)
TrimTabs Float Shrink ETF	—	(14,942,131)	14,942,131
WCM/BNY Mellon Focused Growth ADR ETF	3,616	(355,138)	351,522
YieldPro ETF	—	(192)	192

For Financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distribution reclassifications.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

8. Federal Income Tax - (continued)

The tax character of distributions paid during the years ended June 30, 2014 and 2013 were:

Fund	2014 Ordinary Income	2014 Long Term Capital Gains	2013 Ordinary Income	2013 Long Term Capital Gains
Accuvest Global Opportunities ETF	$154,897	$—	$185,454	$—
Cambria Global Tactical ETF	—	—	1,451,034	—
EquityPro ETF	154,669	—	7,701	—
Global Echo ETF	2,380	—	23,426	—
Madrona Domestic ETF	59,938	—	73,945	—
Madrona Global Bond ETF	761,153	—	624,852	3,109
Madrona International ETF	318,396	—	185,288	—
Meidell Tactical Advantage ETF	—	—	64,270	—
Newfleet Multi-Sector Income ETF	2,905,125	—	400,645	—
Peritus High Yield ETF	45,680,132	—	14,688,975	—
Pring Turner Business Cycle ETF	59,326	—	—	—
QAM Equity Hedge ETF	92,485	26,668	26,646	—
Sage Core Reserves ETF	119,991	—	—	—
STAR Global Buy-Write ETF	—	—	109,016	—
TrimTabs Float Shrink ETF	300,553	—	109,337	—
WCM/BNY Mellon Focused Growth ADR ETF	54,540	—	37,975	—
YieldPro ETF	532,662	—	—	—

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2014 are as follows:

Fund	Late Year Ordinary Deferral	Short-Term Post-October Loss	Long-Term Post-October Loss
Accuvest Global Long Short ETF	$—	$3,272,830	$—
Accuvest Global Opportunities ETF	—	570,817	—
Athena International Bear ETF	20,684	167,863	—
Gartman Gold/British Pound ETF	—	20,787	31,180
Gartman Gold/Euro ETF	—	2,254	3,382
Gartman Gold/Yen ETF	—	21,026	31,538
Global Echo ETF	—	9,999	—
International Gold ETF	4,507	—	—
Madrona Domestic ETF	—	—	17,095
Madrona Global Bond ETF	—	61,379	48,109
Madrona International ETF	—	20,044	—
Meidell Tactical Advantage ETF	—	291,627	—
Newfleet Multi-Sector Income ETF	—	113,887	35,300
Peritus High Yield ETF	—	110,358	—
Pring Turner Business Cycle ETF	—	63,474	16,063
Ranger Equity Bear ETF	2,033,900	22,471,430	—
Sage Core Reserves ETF	—	5,647	—
STAR Global Buy-Write ETF	60,353	—	208,171
TrimTabs Float Shrink ETF	—	3,498,430	—
YieldPro ETF	—	769,517	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

8. Federal Income Tax - (continued)

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Total
Accuvest Global Long Short ETF	$8,809,566	$431,658	$9,241,224
Accuvest Global Opportunities ETF	2,683,788	—	2,683,788
Athena International Bear ETF	54,496	—	54,496
Cambria Global Tactical ETF	19,272,202	—	19,272,202
Global Echo ETF	13,478	—	13,478
Madrona Domestic ETF	801,839	189,275	991,114
Madrona Global Bond ETF	66,750	40,225	106,975
Madrona International ETF	1,647,319	32,863	1,680,182
Meidell Tactical Advantage ETF	556,690	3,360	560,050
Newfleet Multi-Sector Income ETF	251,685	—	251,685
Pring Turner Business Cycle ETF	23,177	—	23,177
Ranger Equity Bear ETF	124,434,165	—	124,434,165
STAR Global Buy-Write ETF	17,583	156,801	174,384
TrimTabs Float Shrink ETF	509,037	—	509,037
WCM/BNY Mellon Focused Growth ADR ETF	—	449,980	449,980

The following Funds utilized capital loss carryforwards to offset taxable capital gains realized during the year ended June 30, 2014:

Fund	Amount
Cambria Global Tactical ETF	$207,553
Global Echo ETF	41,338
Madrona Domestic ETF	247,464
Madrona International ETF	771,219

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”), The Act permits to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The carry forward capital losses noted above are all post-enactment capital loss carry forwards.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

9. Other Affiliated Parties and Transactions

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2014 are as follows:

Affiliated Fund Name	Value at 06/30/2013	Purchases/ Additions	Sales/ Reductions	Value at 06/30/2014	Dividend Income	Realized Gain (Loss)
Athena International Bear ETF
Sage Core Reserves ETF	$—	$705,000	$—	$703,660	$2,291	$—
Global Echo ETF
Ranger Equity Bear ETF	25,840	277,862	(280,814)	11,780	—	(10,325)
Sage Core Reserves ETF	—	2,380,352	(1,278,907)	1,098,409	3,472	(1,329)
International Gold ETF
Gartman Gold/British Pound ETF	—	332,149	—	327,291	—	—
Gartman Gold/Euro ETF	—	335,803	—	339,300	—	—
Gartman Gold/Yen ETF	—	333,769	—	341,135	—	—
Madrona Global Bond ETF
Peritus High Yield ETF	2,049,143	964,110	(58,152)	3,112,080	198,728	2,151
Meidell Tactical Advantage ETF
Sage Core Reserves ETF	—	547,519	(546,852)	—	108	(667)
Pring Turner Business Cycle ETF
Peritus High Yield ETF	282,085	64,296	(129,875)	234,467	20,234	4,293
QAM Equity Hedge ETF
Sage Core Reserves ETF	—	489,937	(69,902)	419,202	1,365	(35)
Ranger Equity Bear ETF
Sage Core Reserves ETF	—	29,997,150	—	29,943,000	97,503	—
STAR Global Buy-Write ETF
Sage Core Reserves ETF	—	262,523	—	262,001	851	—
YieldPro ETF
Peritus High Yield ETF	—	10,021,663	(87,067)	10,049,182	207,299	169

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

10. Investment Transactions

Purchases and sales of investments for the year ended June 30, 2014 are as follows:

	Purchases			Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Accuvest Global Long Short ETF	$113,142,394	$—	$65,737,940	$104,781,694	$—	$83,617,039
Accuvest Global Opportunities ETF	40,432,444	—	55,269,116	39,758,271	—	49,386,199
Athena International Bear ETF	8,208,983	—	—	8,077,612	—	—
Cambria Global Tactical ETF	106,690,535	—	1,287,923	95,794,525	—	18,135,499
EquityPro ETF	2,218,561	—	19,565,224	2,069,307	—	2,876,416
Global Echo ETF	11,774,384	—	2,279,588	10,701,206	—	—
International Gold ETF	1,256,416	—	—	23,081	—	—
Madrona Domestic ETF	11,187,689	—	928,252	2,963,925	—	8,298,588
Madrona Global Bond ETF	4,496,375	—	1,275,053	4,544,543	—	622,921
Madrona International ETF	38,153,310	—	662,922	32,107,343	—	5,998,317
Meidell Tactical Advantage ETF	88,522,810	—	21,295,314	85,093,247	—	16,355,740
Newfleet Multi-Sector Income ETF	118,212,006	40,939,247	—	46,855,099	41,642,103	—
Peritus High Yield ETF	1,263,486,697	—	—	503,763,467	—	—
Pring Turner Business Cycle ETF	2,335,351	—	965,499	1,512,871	—	2,038,894
QAM Equity Hedge ETF	13,273,392	—	3,820,271	12,155,882	—	1,387,345
Ranger Equity Bear ETF	1,003,069,822	—	—	866,921,503	—	—
Sage Core Reserves ETF	24,060,963	—	—	1,956,282	—	—
STAR Global Buy-Write ETF	30,279,325	—	3,393,382	28,230,611	—	1,501,885
TrimTabs Float Shrink ETF	6,202,675	—	397,748,706	72,841,674	—	236,627,428
WCM/BNY Mellon Focused Growth ADR ETF	2,456,628	—	5,264,773	5,027,621	—	1,643,257
YieldPro ETF	6,274,034	—	68,447,593	5,027,621	—	591,686

Options Written transactions, during the year ended June 30, 2014, were as follows:

STAR Global Buy-Write ETF	Contracts	Premiums Paid/Received
Options outstanding at June 30, 2013	2,592	$241,514
Options written	12,925	1,012,556
Options terminated in closing purchase transactions	(6,032)	(479,967)
Options expired	(8,264)	(686,552)
Options exercised	(191)	(30,308)
Options outstanding at June 30, 2014	1,030	57,243

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

11. Risks Involved with Investing in the Funds

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect the Funds’ NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in each Fund could result in a loss or the performance of each Fund could be inferior to that of other investments.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds is subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

12. New Accounting Pronouncements

On January 31, 2013, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”). ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions. The disclosures are required irrespective of whether the transactions are offset in the statement of assets and liabilities. The effective date and transition of the disclosure requirements in ASU 2011-11 remain unchanged.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

12. New Accounting Pronouncements - (continued)

At this time, management is evaluating the implications of ASU 2011-11 and ASU 2013-01 and their impact on the Trust’s financial statements.

13. Subsequent Events

The Funds have adopted authoritative standards of accounting for disclosure of events that occur after the Statements of Asset and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of Statement.

Since June 30, 2014, the following events occurred:

Effective July 24, 2014, First Affirmative Financial Network, LLC, an investment sub-advisor to AdvisorShares Global Echo ETF, has resigned. The assets of First Affirmative Financial Network, LLC will be allocated to the remaining three sub-advisors to the Fund.

Effective July 28, 2014, AdvisorShares Cambria Global Tactical ETF changed its name to AdvisorShares Morgan Creek Global Tactical ETF. At this time, Morgan Creek Capital Management assumed sub-advisory responsibilities.

The following Funds paid dividends after June 30, 2014:

Fund	Ticker	Per Share Distributed	Payable Date
Madrona Global Bond ETF	FWDB	$0.06862	07/31/2014
Madrona Global Bond ETF	FWDB	$0.06534	08/29/2014
Newfleet Multi-Sector Income ETF	MINC	$0.11440	07/31/2014
Newfleet Multi-Sector Income ETF	MINC	$0.11492	08/29/2014
Peritus High Yield ETF	HYLD	$0.36558	07/31/2014
Peritus High Yield ETF	HYLD	$0.34760	08/29/2014
Sage Core Reserves ETF	HOLD	$0.08870	07/31/2014
Sage Core Reserves ETF	HOLD	$0.07330	08/29/2014
YieldPro ETF	YPRO	$0.09880	07/31/2014
YieldPro ETF	YPRO	$0.07910	08/29/2014

14. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the period ended June 30, 2014, taxed at a maximum rate of 15% were:

Fund	Percentage
Accuvest Global Opportunities ETF	100.00%
EquityPro ETF	100.00%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	14.06%
Madrona International ETF	100.00%
Peritus High Yield ETF	1.71%
Pring Turner Business Cycle ETF	51.58%

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2014

14. Unaudited Tax Information - (continued)

Fund	Percentage
QAM Equity Hedge ETF	35.77%
TrimTabs Float Shrink ETF	100.00%
WCM/BNY Mellon Focused Growth ADR ETF	100.00%
YieldPro ETF	31.42%

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the period ended June 30, 2014 that qualifies for the dividends received deduction were:

Fund	Percentage
Accuvest Global Opportunities ETF	35.58%
EquityPro ETF	100.00%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	8.39%
Madrona International ETF	100.00%
Pring Turner Business Cycle ETF	42.50%
QAM Equity Hedge ETF	25.44%
TrimTabs Float Shrink ETF	100.00%
WCM/BNY Mellon Focused Growth ADR ETF	17.59%
YieldPro ETF	33.40%

Qualified Interest Income — For NRA shareholders, the percentage of ordinary income distributions for the period ended June 30, 2014 that qualifies as qualified interest income were:

Fund	Percentage
Madrona Global Bond ETF	47.25%
Newfleet Multi-Sector Income ETF	100.00%
Peritus High Yield ETF	85.07%
Sage Core Reserves ETF	100.00%
YieldPro ETF	50.10%

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Taxes paid	Foreign Source Income
Accuvest Global Opportunities ETF	$50,327	$341,842
Cambria Global Tactical ETF	35,967	330,193
Madrona International ETF	40,355	442,458
Meidell Tactical Advantage ETF	3,375	36,380

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
AdvisorShares Trust

We have audited the accompanying statements of assets and liabilities of Accuvest Global Long Short ETF, Accuvest Global Opportunities ETF, Cambria Global Tactical ETF, EquityPro ETF (formerly Global Alpha & Beta ETF), Global Echo ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Newfleet Multi-Sector Income ETF, Peritus High Yield ETF, Pring Turner Business Cycle ETF, QAM Equity Hedge ETF, Ranger Equity Bear ETF, STAR Global Buy-Write ETF, TrimTabs Float Shrink ETF, WCM/BNY Mellon Focused Growth ADR ETF, Athena International Bear ETF, Sage Core Reserves ETF, International Gold ETF, and YieldPro ETF, each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments as of June 30, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. We have audited the accompanying consolidated statements of assets and liabilities of Gartman Gold/Euro ETF, Gartman Gold/Yen ETF, Gartman Gold/British Pound ETF, each a series of AdvisorShares Trust (the “Trust”), including the consolidated schedules of investments as of June 30, 2014, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for the periods indicated thereon These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Accuvest Global Long Short ETF, Accuvest Global Opportunities ETF, Cambria Global Tactical ETF, EquityPro ETF (formerly Global Alpha & Beta ETF), Global Echo ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Newfleet Multi-Sector Income ETF, Peritus High Yield ETF, Pring Turner Business Cycle ETF, QAM Equity Hedge ETF, Ranger Equity Bear ETF, STAR Global Buy-Write ETF, TrimTabs Float Shrink ETF, WCM/BNY Mellon Focused Growth ADR ETF, Athena International Bear ETF, Sage Core Reserves ETF, International Gold ETF and YieldPro ETF as of June 30, 2014, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Gartman Gold/Euro ETF, Gartman Gold/Yen ETF and Gartman Gold/British Pound ETF as of June 30, 2014, and the results of their consolidated operations, the consolidated changes in their net assets and their consolidated financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2014

ADVISORSHARES TRUST
Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Name, Address, and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 2 Bethesda Metro Center, Suite 1330 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	President of AdvisorShares Trust (2009 – present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006 – present); President and Chief Executive Officer of Arrow Investment Advisors, LLC (2006 – 2008); Vice-President – Business Development of Rydex Investments (2001 – 2006).	28	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 2 Bethesda Metro Center, Suite 1330 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	Vice President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009 – present); President of Cardinal Trust and Investments; Chief Investment Officer for Wilson/Bennett Capital Management (2006); Senior Vice President and Chief Trust Officer at FBR National Trust Co., (2001 – 2006).	28	None
William G. McVay 2 Bethesda Metro Center, Suite 1330 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Founder of RDK Strategies, LLC (2007 – present); Vice-President of Zephyr Associates, Inc. (2001 – 2006); Executive Vice-President of Financeware, Inc. (2000); First Vice-President of Legg Mason Wood Walker, Inc. (1989 – 2000).	28	None
Officers of AdvisorShares Trust
Noah Hamman 2 Bethesda Metro Center, Suite 1330 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	President of AdvisorShares Trust (2009 – present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006 – present); President and Chief Executive Officer of Arrow Investment Advisors, LLC (2006 – 2008); Vice-President – Business Development of Rydex Investments (2001 – 2006).	28	Not applicable

ADVISORSHARES TRUST
Board of Trustees and Officers (Unaudited) (Continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee During Past 5 Years
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013 – present); Chief Compliance Officer of the Trust (2009 – 2013); Executive Vice President of AdvisorShares Investments, LLC (2008 – 2013); President of Ahrens Advisors, LP (2005 – 2008); President of Mutuals Advisors, Inc. & Mutuals.com Funds (2003 – 2005).	28	Not applicable
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013 – present); Managing Member of SEC Compliance Alliance, LLC (2012 – present), President of Little Consulting Group, Inc. (2011 – present); Director of Cipperman Compliance Services (2008 – 2011).	28	Not applicable

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Review of Investment Advisory and Sub-Advisory Agreements

Renewal of the Advisory Agreement and the AdvisorShares Peritus High Yield ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares TrimTabs Float Shrink ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Accuvest Global Long Short ETF, and AdvisorShares Accuvest Global Opportunities ETF Sub-Advisory Agreements

At meetings of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on February 12, 2014 and May 12, 2014 (together, the “Meetings”), the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved the renewal of (a) separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between AdvisorShares Investments, LLC (the “Advisor”) and (1) Peritus I Asset Management, LLC, on behalf of the AdvisorShares Peritus High Yield ETF, (2) American Wealth Management, on behalf of the AdvisorShares Meidell Tactical Advantage ETF, (3) TrimTabs Asset Management, LLC, on behalf of the AdvisorShares TrimTabs Float Shrink ETF, (4) Pring Turner Capital Group, on behalf of the AdvisorShares Pring Turner Business Cycle ETF, (5) Newfleet Asset Management, on behalf of the AdvisorShares Newfleet Multi-Sector Income ETF, and (6) Accuvest Global Advisors, on behalf of the AdvisorShares Accuvest Global Long Short ETF and AdvisorShares Accuvest Global Opportunities ETF (collectively, the “Sub-Advisors”), pursuant to which the Sub-Advisors perform portfolio management and related services for the Funds, and (b) the investment advisory agreement (together with the Sub-Advisory Agreements, the “Advisory Agreements”) between the Advisor and the Trust, on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the existing Advisory Agreements after their initial two-year term: (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds meetings to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meetings, the Board requests and reviews a wide variety of information from the Advisor and Sub-Advisors. The Board uses this information, as well as other information that the Advisor, Sub-Advisors and other service providers may submit to the Board, to help decide whether to renew the Advisory Agreements for an additional year.

Prior to the Meetings, the Board, including the Independent Trustees, reviewed written materials from the Advisor and each Sub-Advisor regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Advisor and each Sub-Advisor; (ii) the investment performance of each Fund; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the costs of the services to be provided and profits and other benefits to be realized by the Sub-Advisor and its affiliates from the relationship with each Fund; (v) the respective personnel and operations of the Sub-Advisor; (vi) the extent to which economies of scale would be realized as each Fund grows; and (vii) whether fee levels reflect the sharing of these economies of scale for the benefit of each Fund’s shareholders, as discussed in further detail below.

At the Meetings, representatives of the Advisor and each Sub-Advisor, along with other service providers to the Funds, presented additional oral and written information to help the Board evaluate the Advisor’s and each Sub-Advisor’s advisory fees and other aspects of the Advisory Agreements. The Advisor provided an overview of the Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and also discussed compliance oversight. Representatives from each Sub-Advisor then discussed their management of each Fund in more detail, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the market, and its attractive and unique offering. The representatives also discussed their company’s overall business generally, including any noteworthy personnel changes. The Board then discussed

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

the written materials that it received before the Meetings, the Advisor’s and Sub-Advisors’ oral presentations, and any other information that the Board received at the Meetings, as well as information it had received at prior board meetings, and then deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Sub-Advisors and the renewal of the Advisory Agreements. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor, the Board reviewed the portfolio management services provided to the Funds. The Board also noted the extensive responsibilities that the Advisor has as investment adviser to the Funds, including the selection of the Funds’ sub-advisers and oversight of the sub-advisers’ compliance with Fund policies and objectives, oversight of general Fund compliance with federal laws, and the implementation of Board directives as they relate to the Funds. The most recent Form ADV for the Advisor and each Sub-Advisor was also provided to the Board, as were the responses of the Advisor and each Sub-Advisor to a detailed series of questions which requested, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Board also considered the Advisor’s overall quality of personnel, operations, and financial condition, and investment advisory capabilities and information concerning each Sub-Advisor’s compliance function, operational capabilities and portfolio management team. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and each Sub-Advisor.

Performance of the Funds

The Board was provided with information regarding each Fund’s performance since the Advisory Agreements were last approved, as well as information regarding each Fund’s performance since its inception. The Advisor and each Sub-Advisor provided information regarding factors impacting the performance of the Funds, outlining current market conditions, and explaining the Advisor’s and each Sub-Advisor’s expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Advisor and each Sub-Advisor had been able to achieve for the Funds.

Cost of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory and sub-advisory fees payable with respect to each Fund were reasonable, the Board reviewed a report of the advisory fees paid by each Fund to the Advisor, the sub-advisory fees paid by the Advisor to each Sub-Advisor, and the fees and expenses waived and/or reimbursed by the Advisor and each Sub-Advisor over the period, the costs and other expenses incurred by the Advisor and each Sub-Advisor in providing advisory services, and the profitability analysis with respect to each Fund. The Board also reviewed reports comparing the advisory fees paid by each Fund to those paid by comparable funds and noted that each Fund’s advisory fees were consistent with the range of advisory fees paid by other peer funds. The Board concluded for each Fund that the advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for each Fund whether economies of scale were realized during the current contract period, but concluded that no significant economies of scale had yet been achieved.

Conclusion

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (i) concluded that the terms of the Advisory

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

Agreements are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; (iii) concluded that each Sub-Advisor’s fees are reasonable in light of the services that it provides to its respective Fund; and (iv) agreed to renew the Advisory Agreements for another year.

Initial Approval of the Advisory and Sub-Advisory Agreements for AdvisorShares Sage Core Reserves ETF and AdvisorShares YieldPro ETF

At meetings of the Board held on May 20, 2013 and August 6, 2013 (together, the “Meetings”), the Board considered the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and AdvisorShares Investments, LLC (the “Advisor”), for an initial term of two years, on behalf of the AdvisorShares Sage Core Reserves ETF and AdvisorShares YieldPro ETF (each, a “Fund,” and collectively, the “Funds”). The Board also considered the approval of separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements,” and together with the Advisory Agreement, the “New Agreements”) between the Advisor and (1) Sage Advisory Services, Ltd. Co., on behalf of the AdvisorShares Sage Core Reserves ETF, and (2) The Elemental Financial Group LLC (together, the “Sub-Advisors;” collectively with the Advisor, the “Advisors”), on behalf of the AdvisorShares YieldPro ETF, pursuant to which the Sub-Advisors perform portfolio management and related services for the Funds.

Pursuant to Section 15(c) of the 1940 Act, the Board considered the approval of the New Agreements for initial two-year terms. Each New Agreement, after the initial two-year term, must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. After the initial two-year term, the Board will call and hold a meeting each year to decide whether to renew each New Agreement for an additional one-year term.

In connection with its consideration of the New Agreements, the Board, including the Independent Trustees, was presented with, and requested, received and evaluated, materials about the New Agreements and the services proposed to be provided thereunder, including information about the investment advisory fee rates and related matters from the Advisors. In that regard, the Board reviewed presentations it received from each Sub-Advisor, which included information with respect to staffing, management, organizational structure and investment philosophy and processes at each firm. The Board also reviewed information comparing the proposed investment advisory fee rates with a group of comparable funds. The Board also received various other materials that it considered relevant to its consideration and approval of the proposed New Agreements.

At the conclusion of its review of the materials discussed above and the discussions among the Trustees leading up to and during the Meetings, the Board, on behalf of the Trust and the Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of each of the proposed New Agreements.

In considering each of the proposed New Agreements, the Board considered factors bearing on the nature, extent and quality of the services proposed to be provided to the Funds, and the costs of those services, with a view toward making a business judgment as to whether each of the proposed New Agreements is, under the circumstances, in the best interests of the Funds. Among the factors considered and the conclusions that the Trustees, in their business judgment reached, were principally the following: (i) their favorable evaluation of the investment performance of each Advisor; (ii) their favorable evaluation of the nature, extent and quality of the investment management services proposed to be provided by the Advisors to the Funds; (iii) their satisfaction that the investment advisory fee rates proposed for the Funds are consistent with applicable standards and are reasonable and fair; and (iv) their assessment that the Advisors’ projected profitability in connection with providing investment management services to the Funds would not be excessive.

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors. Certain factors considered by the Board at the Meetings are addressed in more detail below.

Nature, Quality, and Extent of Services

In considering the nature, extent and quality of the services proposed to be provided by the Advisors, the Board reviewed the services to be provided by each firm and the qualifications and backgrounds of the portfolio managers responsible for managing the Funds. The Board also reviewed information set forth in each firm’s Form ADV, which provides information about the firm, its management, and its business activities and affiliations. In addition, the Board observed that the Chief Compliance Officer of the Trust reviewed each firm’s compliance program and determined that they were reasonably designed to prevent violation of the federal securities laws as applicable to the Funds. The Board considered the professional experience and qualifications of each Sub-Advisor’s senior management and key professional personnel, including those individuals responsible for portfolio management. The Board also considered each Sub-Advisor’s operational capabilities and resources, and its depth and breadth of experience in managing investment portfolios. Based on its review, the Board determined that the Advisor, the Sub-Advisors and their respective personnel were well-qualified to provide all required services to the Funds and to provide services that are of high quality, and that each firm has appropriate resources to provide such services.

Performance

In connection with the assessment of the ability of each Sub-Advisor to perform its duties under its Sub-Advisory Agreement, the Board considered the sufficiency of each Sub-Advisor’s resources. The Board concluded that each Sub-Advisor had the financial resources necessary to perform its obligations under its Sub-Advisory Agreement. The Board heard an overview of each Sub-Advisor’s investment philosophy, the proposed portfolio construction of each Fund, and the specific investment techniques to be employed. The Board also reviewed the overall investment performance of each Sub-Advisor.

Cost of Services to be Provided and Profits to be Realized by the Advisor, Sub-Advisors and their Affiliates under the New Agreements, and Comparative Fees

The Board considered the cost of the services to be provided by the Advisors and reviewed the investment advisory fees to be paid pursuant to the New Agreements. In addition, the Board discussed the fee arrangements between the Advisor and each Sub-Advisor. The Board also reviewed information provided by the Advisor regarding advisory fees of comparable funds, and evaluated the proposed advisory fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual arrangements to waive a portion of its advisory fee and/or reimburse expenses in an effort to control the expense ratios of the Funds. Based on the foregoing considerations, the Board determined that it was satisfied that the investment advisory fee rate proposed for each of the Funds was consistent with applicable standards and was reasonable and fair.

Economies of Scale

The Board concluded that economies of scale would not likely be realized during the initial term of the New Agreements and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in any Fund, the Board determined to reassess whether the investment advisory and sub-advisory fees paid to the Advisor and the Sub-Advisors appropriately took into account any economies of scale that had been realized as a result of that growth.

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the New Agreements are fair and reasonable; (ii) concluded that the Advisor’s fee is fair and reasonable in light of the services that it will provide to the Funds; (iii) concluded that the fee for each Sub-Advisor is fair and reasonable in light of the services that each Sub-Advisor will provide to its respective Fund; and (iv) agreed to approve the New Agreements for initial terms of two years.

SUPPLEMENTAL INFORMATION

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at http://www.advisorshares.com.

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ADVISORSHARES TRUST

Investment Advisor
AdvisorShares Investments, LLC
2 Bethesda Metro Center, Suite 1330
Bethesda, Maryland 20814

Sub-Advisors
WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, Washington 98201

Accuvest Global Advisors
3100 Oak Road, Suite 380
Walnut Creek, California 94597

Cambria Investment Management, L.P.
2321 Rosecrans Avenue, Suite 3225
El Segundo, California 90245

Ranger Alternative Management, L.P.
300 Crescent Court, Suite 1100
Dallas, Texas 75201

Peritus I Asset Management, LLC
26 West Anapamu, 3rd Floor
Santa Barbara, California 93103

American Wealth Management
570 Hammill Lane
Reno, Nevada 89511

TrimTabs Asset Management, LLC
2018 Stony Oak Court
Santa Rosa, California 95403

Community Capital Management, Inc.
2500 Weston Road, Suite 101
Weston, Florida 33331

First Affirmative Financial Network, LLC
5475 Mark Dabling Boulevard, Suite 108
Colorado Springs, Colorado 80918

Reynders, McVeigh Capital Management, LLC
121 High Street, 5th Floor
Boston, Massachusetts 02110

Baldwin Brothers, Inc.
204 Spring Street
Marion, Massachusetts 02738

Newfleet Asset Management, LLC
100 Pearl Street
Hartford, Connecticut 06103

Partnervest Advisory Services, LLC
1216 State Street, 3rd Floor
Santa Barbara, California 93101

Pring Turner Capital Group
1600 South Main Street, Suite 375
Walnut Creek, California 94596

Commerce Asset Management, LLC
6075 Poplar Avenue, Suite 700
Memphis, Tennessee 38119

The Elements Financial Group, LLC
19200 Von Karman Avenue, Suite 800
Irvine, California 92612

AthenaInvest, Inc.
5340 South Quebec Street, Suite 365-N
Greenwood Village, Colorado 80111

Treesdale Partners, LLC
1325 Avenue of the Americas, Suite 2302
New York, New York 10019

Sage Advisory Services, Ltd. Co.
5900 Southwest Parkway, Building I
Austin, Texas 78735

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Legal Counsel
Bingham McCutchen LLP
2020 K Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, Pennsylvania 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of management and other information.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $299,400 for 2014 and $236,300 for 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $67,200 for 2014 and $45,900 for 2013.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)	(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	No response required.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

 Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

 Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	AdvisorShares Trust

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	08/27/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	08/27/14

By (Signature and Title)*	/s/ Dan Ahrens
Dan Ahrens, Treasurer
(principal financial officer)

Date	08/27/14

* Print the name and title of each signing officer under his or her signature.